As filed with the Securities and Exchange Commission on January 8, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
(Registrant’s telephone number, including area code)

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.
ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic, and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	3.97%	1.81%	7.84%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	4.29%	2.14%	8.18%
Russell 2000® Index	-0.14%	7.27%	9.64%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios: 1.34% (Investor Class); 1.01% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Cornerstone Growth Fund returned 3.97%, outperforming the Russell 2000® Index (the Fund’s primary benchmark), which returned -0.14% for the same period, but underperforming the S&P 500® Index, which returned 9.71% for the same period.

The Fund’s outperformance relative to its primary benchmark resulted from both sector selection and stock selection. The Fund’s overweight position in Consumer Discretionary and underweight positions in both the Real Estate and Financials sectors contributed to performance on a relative basis. Holdings in the Consumer Discretionary, Health Care, and Information Technology sectors contributed most to performance. The largest contributors to performance in each of these sectors during the period were Sportsman’s Warehouse Holdings, Inc., R1 RCM, Inc., and JinkoSolar Holding Company Limited, respectively. Offsetting these gains somewhat were investments in the Industrials, Energy, and Real Estate sectors. The largest detractors to performance within each of these sectors during the period were Triumph Group, Inc., World Fuel Services Corporation, and CBRE Group, Inc., respectively.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 50 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month and six-month periods.

Investment Commentary:

We continue to believe that the outlook for small-cap and mid-cap stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, coupled with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

Sectors where the Fund currently maintains significant overweight positions include Consumer Discretionary, Information Technology, and Industrials. Representative holdings within the Consumer Discretionary sector include Sportsman’s Warehouse, Carvana Co., and Target Corporation. Information Technology sector exposure includes companies such as JinkoSolar, SYNNEX Corporation, and CDW Corporation. Within the Industrials sector, the Fund owns BMC Stock Holdings, Inc., Builders FirstSource, Inc.,

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and Arcosa, Inc. We believe these companies should benefit from a rebound in economic growth in the United States and abroad.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
JinkoSolar Holding Company Ltd. – ADR	5.22%
Sportsman’s Warehouse Holdings, Inc.	4.23%
Carvana Co.	4.13%
BMC Stock Holdings, Inc.	2.72%
R1 RCM, Inc.	2.67%
Installed Building Products, Inc.	2.62%
Target Corp.	2.53%
Best Buy Co., Inc.	2.52%
Williams-Sonoma, Inc.	2.49%
Crown Holdings, Inc.	2.44%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.81%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 37.64%
America’s Car-Mart, Inc. (a)	23,096	$1,998,266	1.63%
Best Buy Co., Inc.	27,700	3,089,935	2.52%
Carvana Co. (a)	27,300	5,060,055	4.13%
Dick’s Sporting Goods, Inc.	51,400	2,911,810	2.37%
Installed Building Products, Inc. (a)	35,500	3,214,170	2.62%
KB Home	71,800	2,315,550	1.89%
M/I Homes, Inc. (a)	58,100	2,377,452	1.94%
Rent-A-Center, Inc.	85,100	2,629,590	2.14%
Skechers U.S.A., Inc. (a)	59,900	1,899,429	1.55%
Skyline Champion Corp. (a)	72,900	1,869,885	1.53%
Sony Corp. – ADR (a)(b)	35,300	2,953,198	2.41%
Sportsman’s Warehouse Holdings, Inc. (a)	398,800	5,192,376	4.23%
Target Corp.	20,400	3,105,288	2.53%
The Buckle, Inc.	97,500	2,336,100	1.91%
Williams-Sonoma, Inc.	33,500	3,055,535	2.49%
Zumiez, Inc. (a)	76,600	2,144,800	1.75%
		46,153,439	37.64%

Energy – 3.09%
Cosan Ltd., Class A (b)	110,600	1,518,538	1.24%
Teekay Tankers Ltd. (a)(b)	107,400	1,012,782	0.83%
World Fuel Services Corp.	59,400	1,250,370	1.02%
		3,781,690	3.09%

Financials – 8.13%
Brookfield Asset Management, Inc., Class A (b)	63,700	1,896,986	1.55%
Equitable Holdings, Inc.	96,900	2,082,381	1.70%
LPL Financial Holdings, Inc.	25,700	2,054,201	1.67%
The Carlyle Group, Inc.	80,000	1,993,600	1.62%
Voya Financial, Inc.	40,600	1,945,958	1.59%
		9,973,126	8.13%

Health Care – 4.14%
R1 RCM, Inc. (a)	183,000	3,279,360	2.67%
RadNet, Inc. (a)	124,100	1,800,691	1.47%
		5,080,051	4.14%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 18.84%
Alamo Group, Inc.	20,300	$2,442,699	1.99%
American Woodmark Corp. (a)	23,300	1,924,813	1.57%
Arcosa, Inc.	55,200	2,548,584	2.08%
Atkore International Group, Inc. (a)	60,600	1,253,814	1.02%
BMC Stock Holdings, Inc. (a)	84,100	3,329,519	2.72%
Builders FirstSource, Inc. (a)	94,500	2,863,350	2.33%
Colfax Corp. (a)	67,100	1,824,449	1.49%
Howmet Aerospace, Inc.	86,300	1,488,675	1.21%
JELD-WEN Holding, Inc. (a)	101,800	2,140,854	1.75%
Triumph Group, Inc.	109,500	722,700	0.59%
UFP Industries, Inc.	51,300	2,560,383	2.09%
		23,099,840	18.84%

Information Technology – 19.08%
Benchmark Electronics, Inc.	71,000	1,478,930	1.21%
CDW Corp.	17,700	2,170,020	1.77%
Insight Enterprises, Inc. (a)	35,400	1,888,590	1.54%
Itron, Inc. (a)	29,700	2,018,115	1.64%
Jabil, Inc.	59,100	1,958,574	1.60%
JinkoSolar Holding Company Ltd. – ADR (a)(b)	109,700	6,395,510	5.22%
Leidos Holdings, Inc.	25,000	2,075,000	1.69%
Methode Electronics, Inc.	64,800	1,993,896	1.63%
Synnex Corp.	16,900	2,224,716	1.81%
Xerox Holdings Corp.	68,400	1,188,792	0.97%
		23,392,143	19.08%

Materials – 4.18%
Arconic Corp. (a)	20,900	454,366	0.37%
Crown Holdings, Inc. (a)	34,900	2,994,420	2.44%
Koppers Holdings, Inc. (a)	74,700	1,675,521	1.37%
		5,124,307	4.18%

Real Estate – 1.71%
CBRE Group, Inc. (a)	41,700	2,101,680	1.71%

Total Common Stocks
(Cost $119,999,543)		118,706,276	96.81%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.35%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.35%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	4,104,723	$4,104,723	3.35%

Total Short-Term Investments
(Cost $4,104,723)		4,104,723	3.35%

Total Investments
(Cost $124,104,266) – 100.16%		122,810,999	100.16%
Liabilities in Excess of Other Assets – (0.16)%		(196,090)	(0.16)%

TOTAL NET ASSETS – 100.00%		$122,614,909	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$46,153,439	$—	$—	$46,153,439
Energy	3,781,690	—	—	3,781,690
Financials	9,973,126	—	—	9,973,126
Health Care	5,080,051	—	—	5,080,051
Industrials	23,099,840	—	—	23,099,840
Information Technology	23,392,143	—	—	23,392,143
Materials	5,124,307	—	—	5,124,307
Real Estate	2,101,680	—	—	2,101,680
Total Common Stocks	$118,706,276	$—	$—	$118,706,276
Short-Term Investments
Money Market Funds	$4,104,723	$—	$—	$4,104,723
Total Short-Term Investments	$4,104,723	$—	$—	$4,104,723
Total Investments	$122,810,999	$—	$—	$122,810,999

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $124,104,266)	$122,810,999
Dividends and interest receivable	18,883
Receivable for fund shares sold	6,348
Prepaid expenses and other assets	19,555
Total assets	122,855,785

LIABILITIES:
Payable for fund shares redeemed	2,885
Payable to advisor	82,143
Payable to administrator	25,902
Payable to auditor	23,100
Accrued distribution fees	76,329
Accrued service fees	10,042
Accrued trustees fees	3,938
Accrued expenses and other payables	16,537
Total liabilities	240,876
NET ASSETS	$122,614,909

NET ASSETS CONSISTS OF:
Capital stock	$126,255,292
Accumulated deficit	(3,640,383)
Total net assets	$122,614,909

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$110,960,582
Shares issued and outstanding	5,572,679
Net asset value, offering price, and redemption price per share	$19.91

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$11,654,327
Shares issued and outstanding	563,576
Net asset value, offering price, and redemption price per share	$20.68

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income(1)	$1,090,552
Interest income	16,864
Total investment income	1,107,416

EXPENSES:
Investment advisory fees (See Note 5)	903,741
Distribution fees – Investor Class (See Note 5)	165,112
Sub-transfer agent expenses – Investor Class (See Note 5)	148,483
Sub-transfer agent expenses – Institutional Class (See Note 5)	9,740
Administration, accounting, custody, and transfer agent fees (See Note 5)	143,468
Service fees – Investor Class (See Note 5)	110,075
Federal and state registration fees	34,329
Compliance expense (See Note 5)	27,707
Audit fees	23,103
Reports to shareholders	16,941
Trustees’ fees and expenses	15,153
Legal fees	1,791
Other expenses	18,708
Total expenses	1,618,351
NET INVESTMENT LOSS	$(510,935)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$10,883,233
Net change in unrealized appreciation/depreciation on investments	(7,115,920)
Net gain on investments	3,767,313
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,256,378

(1)	Net of foreign taxes withheld and issuance fees of $9,623.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment loss	$(510,935)	$(45,248)
Net realized gain (loss) on investments	10,883,233	(12,686,776)
Net change in unrealized
appreciation/depreciation on investments	(7,115,920)	3,138,849
Net increase (decrease) in net assets
resulting from operations	3,256,378	(9,593,175)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(12,717,829)
Distributable earnings – Institutional Class	—	(1,655,292)
Total distributions	—	(14,373,121)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,531,765	2,338,416
Proceeds from shares subscribed – Institutional Class	413,552	643,045
Dividends reinvested – Investor Class	—	12,312,126
Dividends reinvested – Institutional Class	—	1,582,859
Cost of shares redeemed – Investor Class	(18,630,110)	(27,329,933)
Cost of shares redeemed – Institutional Class	(3,680,802)	(5,351,383)
Net decrease in net assets derived
from capital share transactions	(20,365,595)	(15,804,870)
TOTAL DECREASE IN NET ASSETS	(17,109,217)	(39,771,166)

NET ASSETS:
Beginning of year	139,724,126	179,495,292
End of year	$122,614,909	$139,724,126

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	86,853	125,244
Shares sold – Institutional Class	22,734	32,446
Shares issued to holders as reinvestment
of dividends – Investor Class	—	661,942
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	82,441
Shares redeemed – Investor Class	(1,047,908)	(1,423,630)
Shares redeemed – Institutional Class	(196,584)	(274,093)
Net decrease in shares outstanding	(1,134,905)	(795,650)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$19.15		$22.17		$24.16	$18.98	$20.00

(0.08	)(1)	(0.01	)(1)	(0.17)	(0.09)	(0.02)
0.84		(1.19)		(1.82)	5.27	(0.98)
0.76		(1.20)		(1.99)	5.18	(1.00)

—		—		—	—	(0.02)
—		(1.82)		—	—	—
—		(1.82)		—	—	(0.02)
$19.91		$19.15		$22.17	$24.16	$18.98

3.97%		-5.19%		-8.24%	27.29%	-5.00%

$110.96		$125.10		$158.98	$197.22	$184.61
1.36%		1.34%		1.30%	1.30%	1.32%
(0.45)%		(0.07)%		(0.56)%	(0.33)%	(0.18)%
98%		95%		133%	98%	97%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020		2019	2018	2017	2016

$19.83		$22.88	$24.85	$19.46	$20.47

(0.03	)(1)	0.05 (1)	0.11	0.01	0.17
0.88		(1.22)	(2.08)	5.38	(1.13)
0.85		(1.17)	(1.97)	5.39	(0.96)

—		—	—	—	(0.05)
—		(1.88)	—	—	—
—		(1.88)	—	—	(0.05)
$20.68		$19.83	$22.88	$24.85	$19.46

4.29%		-4.86%	-7.93%	27.70%	-4.69%

$11.65		$14.62	$20.52	$31.65	$25.74
1.05%		1.01%	0.96%	0.97%	0.98%
(0.14)%		0.27%	(0.23)%	(0.00)%	0.14%
98%		95%	133%	98%	97%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$87,923	$(87,923)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value

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measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $117,978,311 and $139,019,531, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain

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restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$124,110,252
Gross tax unrealized appreciation	$18,169,766
Gross tax unrealized depreciation	(19,469,019)
Net tax unrealized appreciation/(depreciation)	$(1,299,253)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(2,341,130)
Total accumulated gain/(loss)	$(3,640,383)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$1,916,363	Unlimited short-term

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $424,767. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$—	$—
Long-term capital gain	—	14,373,121
Total distributions	$—	$14,373,121

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

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NOTES TO THE FINANCIAL STATEMENTS

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,338.00	$7.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.80

Institutional Class
Actual	$1,000.00	$1,340.20	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.28

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Investor Class shares or 1.04% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

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PROXY VOTING — PRIVACY POLICY

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

HENNESSY FUNDS	1-800-966-4354
33

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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34

PRIVACY POLICY

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
35

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	-6.79%	6.05%	10.84%
Hennessy Focus Fund –
Institutional Class (HFCIX)	-6.45%	6.44%	11.20%
Russell 3000® Index	10.15%	11.48%	12.80%
Russell Mid Cap® Growth Index	21.14%	14.15%	14.13%

Expense ratios: 1.47% (Investor Class); 1.12% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 98% of the investable U.S. equities market. The Russell Midcap® Growth Index comprises approximately 65% of the total market value of the Russell Midcap® Index and includes companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

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4

PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA
Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Focus Fund returned -6.79%, underperforming both the Russell 3000® Index (the Fund’s primary index) and the Russell Midcap® Growth Index, which returned 10.15% and 21.14%, respectively, for the same period.

Leading contributors to the Fund’s performance were RH, SS&C Technologies Holdings, Inc., and Ashtead Group plc. Each of these companies produced attractive financial results over the 12-month period, which helped drive appreciation in their stock prices. Leading detractors from the Fund’s performance were Hexcel Corporation, Brookfield Asset Management Inc., and Markel Corporation. The Fund continues to hold all the companies mentioned.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of 12-month results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five-year and ten-year periods, since shorter periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

Portfolio Strategy and Investment Commentary:

After the COVID-19 pandemic triggered the sharpest economic contraction in modern American history, few imagined the stock market returning to all-time highs just months later. While unprecedented fiscal and monetary stimulus certainly played an important role in the rebound, perhaps more important was the reopening of the economy after a period of lockdowns. Society owes a debt of gratitude to the medical and scientific communities for improving our understanding of the COVID-19 virus and how to prevent its spread, potentially saving hundreds of thousands of lives and enabling much of the economy to reopen.

Today, most industries have seen demand substantially recover and are trading at or near all-time highs. However, a few industries remain severely impacted by the pandemic (e.g., travel and leisure). For some businesses, the market appears to be discounting a very long return to normalcy, a view that is far too pessimistic in our opinion given that it appears likely an effective vaccine will be widely available by mid-2021. While the market appears willing to ascribe ever-increasing multiples of sales to software businesses with recurring revenue, many businesses with less near-term visibility trade at very low multiples of normalized earnings. It is in these pockets of the market where we believe the best opportunities lie.

To further your understanding of what the Fund owns and why, we will use the remainder of this letter to describe our investment in CDW Corporation, the most recent addition to the Fund’s equity holdings.

CDW is a value-added reseller (VAR) of information technology hardware, software, and services. While it may not have the same revenue visibility or hyper-fast sales growth as some other cloud-based businesses, we believe it can provide a superior long-term

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5

risk-adjusted return from current prices. Its products span the gamut from desktops and networking equipment to cloud-based software and infrastructure-as-a-service. CDW is the largest IT VAR by a wide margin – more than 2x larger than its closest public competitor by revenue and 4.5x larger by EBITDA. This affords CDW better discounts and preferential order flow with suppliers, as well as better product breadth and delivery speed for customers. Besides its unique scale advantages, CDW also enjoys a very close, consultant-like relationship with its 250,000 customers. These customers, which are often represented by understaffed and under-budgeted IT departments, rely on CDW for insights about the best new products and how to stay on the cutting edge. This dynamic creates long-tenured and highly profitable customer relationships. Roughly half of CDW’s customers have been customers for more than 20 years, and CDW earns returns on tangible capital of approximately 75%.

Over this past economic cycle, CDW has increased sales at approximately 10% per annum, consistently outgrowing the market for IT spending by about 450 basis points. This success has been the result of its privileged scale economies and excellent sales culture. Despite this historical success, we believe that CDW has significant opportunity in front of it. The addressable segments of IT spend in CDW’s geographical markets is roughly $360 billion, of which CDW has just an approximate 5% share. Historically, CDW has gained market share almost every single year through organic growth and strong internal execution. However, we believe that mergers and acquisitions could play a more important role in the future. CDW is now significantly underleveraged relative to management’s target range, and the universe of publicly traded VARs is trading at a historically wide discount to the market.

We believe that management will make the right decisions around strategy and growth going forward. The current management team, led by CEO Christine Leahy, is highly tenured with a history of strong execution. Performance-based incentives are shareholder friendly, and the board of directors has an excellent reputation for long-term thinking.

With a strong core business, a large addressable market, and, in our assessment, a best-in-class management team, we believe that CDW can grow earnings per share at a mid-teens rate or higher for a long time into the future. Today the stock trades at about 20x forward earnings, a discount to the market. Given its better-than-market growth and profitability and its below-market valuation, we believe CDW will be a long-term outperformer.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Earnings growth is not representative of the Fund’s future performance.

Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability. EBITDA is the acronym for earnings before interest, taxes, depreciation, and amortization, and it is a measure of a company’s operating performance. A basis point is equal to 1/100th of 1% and is used to denote percentage changes.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic, and currency risk and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
O’Reilly Automotive, Inc.	9.97%
Brookfield Asset Management, Inc., Class A	9.57%
Markel Corp.	9.02%
CarMax, Inc.	8.40%
Encore Capital Group, Inc.	8.10%
Aon PLC	7.72%
American Woodmark Corp.	7.51%
NVR, Inc.	5.45%
SS&C Technologies Holdings, Inc.	4.99%
Ashtead Group PLC	4.76%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 88.56%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 27.09%
CarMax, Inc. (a)	1,036,633	$89,606,556	8.40%
NVR, Inc. (a)	14,704	58,126,235	5.45%
O’Reilly Automotive, Inc. (a)	243,396	106,266,694	9.97%
Restoration Hardware Holdings, Inc. (a)	104,116	34,902,807	3.27%
		288,902,292	27.09%

Financials – 36.87%
Aon PLC (b)	447,472	82,339,323	7.72%
Brookfield Asset Management, Inc., Class A (b)	3,426,982	102,055,524	9.57%
Encore Capital Group, Inc. (a)(d)	2,702,766	86,299,318	8.10%
Markel Corp. (a)	103,123	96,193,135	9.02%
Marlin Business Services Corp. (d)	1,010,273	7,374,993	0.69%
The Charles Schwab Corp.	457,764	18,818,678	1.77%
		393,080,971	36.87%

Industrials – 18.52%
Allegiant Travel Co.	108,088	14,565,939	1.36%
American Woodmark Corp. (a)(d)	969,186	80,064,456	7.51%
Ashtead Group PLC (b)	1,398,953	50,745,801	4.76%
Fastenal Co.	285,362	12,336,199	1.16%
Hexcel Corp.	1,080,629	36,179,459	3.39%
Mistras Group, Inc. (a)	971,558	3,614,196	0.34%
		197,506,050	18.52%

Information Technology – 6.08%
CDW Corp.	94,844	11,627,874	1.09%
SS&C Technologies Holdings, Inc.	898,222	53,192,707	4.99%
		64,820,581	6.08%
Total Common Stocks
(Cost $500,830,627)		944,309,894	88.56%

REITS – 9.56%

Financials – 9.56%
American Tower Corp., Class A	443,706	101,897,083	9.56%

Total REITS
(Cost $871,527)		101,897,083	9.56%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.80%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.80%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	19,237,951	$19,237,951	1.80%

Total Short-Term Investments
(Cost $19,237,951)		19,237,951	1.80%

Total Investments
(Cost $520,940,105) – 99.92%		1,065,444,928	99.92%
Other Assets in Excess of Liabilities – 0.08%		826,486	0.08%

TOTAL NET ASSETS – 100.00%		$1,066,271,414	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.
(d)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended, for the year ended October 31, 2020. Details of transactions with affiliated companies for the year ended October 31, 2020, are as follows:

	Common Stocks
	American	Encore	Marlin
	Woodmark	Capital	Business
	Corp.	Group, Inc.	Services Corp.	Total
Beginning Cost – November 1, 2019	$63,553,435	$104,853,067	$15,865,289	$184,271,791
Purchase Cost	—	—	—	—
Sales Cost	(27,607,623)	(17,910,427)	—	(45,518,050)
Ending Cost – October 31, 2020	$35,945,812	$86,942,640	$15,865,289	$138,753,741
Dividend Income	$—	$—	$565,753	$565,753
Net Change in Unrealized
Appreciation/Depreciation	$(26,539,494)	$1,904,358	$(16,608,888)	$(41,244,024)
Realized Gain/Loss	$5,891,888	$(2,698,897)	$—	$3,192,991
Shares	969,186	2,702,766	1,010,273	4,682,225
Market Value – October 31, 2020	$80,064,456	$86,299,318	$7,374,993	$173,738,767

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$288,902,292	$—	$—	$288,902,292
Financials	393,080,971	—	—	393,080,971
Industrials	197,506,050	—	—	197,506,050
Information Technology	64,820,581	—	—	64,820,581
Total Common Stocks	$944,309,894	$—	$—	$944,309,894
REITS
Financials	$101,897,083	$—	$—	$101,897,083
Total REITS	$101,897,083	$—	$—	$101,897,083
Short-Term Investments
Money Market Funds	$19,237,951	$—	$—	$19,237,951
Total Short-Term Investments	$19,237,951	$—	$—	$19,237,951
Total Investments	$1,065,444,928	$—	$—	$1,065,444,928

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in unaffiliated securities, at value (cost $382,186,364)	$891,706,161
Investments in affiliated securities, at value (cost $138,753,741)	173,738,767
Total investments in securities, at value (cost $520,940,105)	1,065,444,928
Dividends and interest receivable	277,924
Receivable for fund shares sold	712,070
Receivable for securities sold	2,649,815
Prepaid expenses and other assets	71,891
Total assets	1,069,156,628

LIABILITIES:
Payable for fund shares redeemed	1,230,001
Payable to advisor	891,524
Payable to administrator	227,815
Payable to auditor	23,095
Accrued distribution fees	158,819
Accrued service fees	62,840
Accrued trustees fees	3,938
Accrued expenses and other payables	287,182
Total liabilities	2,885,214
NET ASSETS	$1,066,271,414

NET ASSETS CONSISTS OF:
Capital stock	$214,229,555
Total distributable earnings	852,041,859
Total net assets	$1,066,271,414

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$678,722,292
Shares issued and outstanding	9,468,798
Net asset value, offering price, and redemption price per share	$71.68

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$387,549,122
Shares issued and outstanding	5,220,268
Net asset value, offering price, and redemption price per share	$74.24

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$8,014,443
Dividend income from affiliated securities	565,753
Interest income	223,089
Total investment income	8,803,285

EXPENSES:
Investment advisory fees (See Note 5)	12,552,512
Sub-transfer agent expenses – Investor Class (See Note 5)	1,987,249
Sub-transfer agent expenses – Institutional Class (See Note 5)	490,526
Administration, accounting, custody, and transfer agent fees (See Note 5)	1,511,836
Distribution fees – Investor Class (See Note 5)	1,350,016
Service fees – Investor Class (See Note 5)	900,011
Reports to shareholders	76,021
Federal and state registration fees	70,837
Trustees’ fees and expenses	38,217
Compliance expense (See Note 5)	27,706
Audit fees	23,098
Legal fees	21,680
Interest expense (See Note 7)	4,172
Other expenses	187,459
Total expenses	19,241,340
NET INVESTMENT LOSS	$(10,438,055)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$395,429,175
Affiliated investments	3,192,991
Net change in unrealized appreciation/depreciation on investments:
Unaffiliated investments	(476,362,558)
Affiliated investments	(41,244,024)
Net loss on investments	(118,984,416)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(129,422,471)

(1)	Net of foreign taxes withheld of $275,942.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment loss	$(10,438,055)	$(10,051,840)
Net realized gain on investments	398,622,166	247,439,832
Net change in unrealized
appreciation/depreciation on investments	(517,606,582)	152,257,794
Net increase (decrease) in net
assets resulting from operations	(129,422,471)	389,645,786

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(124,333,581)	(222,108,992)
Distributable earnings – Institutional Class	(60,331,162)	(129,337,592)
Total distributions	(184,664,743)	(351,446,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	81,768,827	68,175,822
Proceeds from shares subscribed – Institutional Class	104,509,456	106,498,153
Dividends reinvested – Investor Class	122,154,479	218,459,005
Dividends reinvested – Institutional Class	53,173,071	112,851,020
Cost of shares redeemed – Investor Class	(532,052,736)	(449,379,880)
Cost of shares redeemed – Institutional Class	(248,641,138)	(446,765,359)
Net decrease in net assets derived
from capital share transactions	(419,088,041)	(390,161,239)
TOTAL DECREASE IN NET ASSETS	(733,175,255)	(351,962,037)

NET ASSETS:
Beginning of year	1,799,446,669	2,151,408,706
End of year	$1,066,271,414	$1,799,446,669

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,025,186	874,775
Shares sold – Institutional Class	1,368,275	1,347,453
Shares issued to holders as reinvestment
of dividends – Investor Class	1,522,553	3,226,392
Shares issued to holders as reinvestment
of dividends – Institutional Class	642,032	1,620,026
Shares redeemed – Investor Class	(7,333,258)	(5,945,263)
Shares redeemed – Institutional Class	(3,465,044)	(5,770,900)
Net decrease in shares outstanding	(6,240,256)	(4,647,517)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$85.11		$83.20		$84.92	$70.63	$71.94

(0.66	)(1)	(0.52	)(1)	(0.86)	(0.51)	(0.45)
(4.21)		16.90		(0.85)	14.80	(0.72)
(4.87)		16.38		(1.71)	14.29	(1.17)

(8.56)		(14.47)		(0.01)	—	(0.14)
(8.56)		(14.47)		(0.01)	—	(0.14)
$71.68		$85.11		$83.20	$84.92	$70.63

-6.79%		24.16%		-2.02%	20.23%	-1.63%

$678.72		$1,213.20		$1,339.45	$1,675.00	$1,626.71
1.51%		1.47%		1.47%	1.48%	1.47%
(0.88)%		(0.67)%		(0.72)%	(0.51)%	(0.65)%
5%		2%		13%	5%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions

Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$87.83		$85.66		$87.10	$72.17	$73.24

(0.39	)(1)	(0.25	)(1)	(0.28)	(0.11)	(0.14)
(4.36)		17.41		(1.15)	15.04	(0.79)
(4.75)		17.16		(1.43)	14.93	(0.93)

(8.84)		(14.99)		(0.01)	—	(0.14)
(8.84)		(14.99)		(0.01)	—	(0.14)
$74.24		$87.83		$85.66	$87.10	$72.17

-6.45%		24.59%		-1.65%	20.69%	-1.27%

$387.55		$586.25		$811.96	$1,057.32	$765.82
1.14%		1.12%		1.09%	1.10%	1.10%
(0.51)%		(0.32)%		(0.34)%	(0.13)%	(0.28)%
5%		2%		13%	5%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes –No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$(71,867,613)	$71,867,613

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on

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investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $63,995,720 and $668,809,469, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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22

NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2020, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees.

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The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $102,541 and 4.00%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $10,356,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$520,940,105
Gross tax unrealized appreciation	$596,628,194
Gross tax unrealized depreciation	(52,123,371)
Net tax unrealized appreciation/(depreciation)	$544,504,823
Undistributed ordinary income	$—
Undistributed long-term capital gains	314,776,071
Total distributable earnings	$314,776,071
Other accumulated gain/(loss)	$(7,239,035)
Total accumulated gain/(loss)	$852,041,859

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $7,239,035. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$—	$—
Long-term capital gain	184,664,743	351,446,584
Total distributions	$184,664,743	$351,446,584

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2020, capital gains were declared and paid to shareholders of record on December 7, 2020, as follows:

Long-term
Investor Class	$22.03448
Institutional Class	$22.82989

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Focus Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,130.20	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.81

Institutional Class
Actual	$1,000.00	$1,132.60	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.54% for Investor Class shares or 1.14% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

WWW.HENNESSYFUNDS.COM
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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	10.49%	2.04%	8.72%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)	10.83%	2.41%	9.09%
Russell Midcap® Index	4.12%	8.95%	11.40%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios: 1.36% (Investor Class); 1.00% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index comprises approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of market capitalization and current index membership. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

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PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 10.49%, outperforming both the Russell Midcap® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 4.12% and 9.71%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from sector selection with underweight positions in the Real Estate, Energy, and Utilities sectors. Stock selection in the Consumer Discretionary, Information Technology, and Materials sectors also contributed to returns. The largest contributors to performance within each of these sectors during the period were RH, SunPower Corporation, and Crown Holdings, Inc., respectively. Offsetting these gains somewhat were losses in Financials, Consumer Staples, and Energy sector names. The largest detractors to performance during the period within each of these sectors were American Financial Group, Inc., Casey’s General Stores, Inc., and Renewable Energy Group, Inc., respectively.

The Fund recently completed its annual rebalance and continues to hold Casey’s General Stores, Inc. and Renewable Energy Group, Inc., but no longer holds RH, SunPower Corporation, Crown Holdings, Inc., or American Financial Group, Inc.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to construct a concentrated portfolio of attractively valued, growing mid-cap companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 30 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month and six-month periods.

Investment Commentary:

We continue to believe that the outlook for mid-cap stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, together with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

Sectors where the Fund currently maintains significant overweight positions include Consumer Discretionary, Materials, and Consumer Staples. Representative holdings within the Consumer Discretionary sector include Mattel, Inc., Sleep Number

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Corporation, and LKQ Corporation. Materials exposure includes companies such as Avient Corporation, Commercial Metals Company, and Sealed Air Corporation. Within Consumer Staples, the Fund owns Grocery Outlet Holding Corporation, BJ’s Wholesale Club Holdings, Inc., and Casey’s General Stores. We believe these companies should benefit from a rebound in economic growth in the United States and abroad.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Mattel, Inc.	3.79%
Grocery Outlet Holding Corp.	3.75%
Valmont Industries, Inc.	3.60%
LKQ Corp.	3.51%
Renewable Energy Group, Inc.	3.51%
Quanta Services, Inc.	3.48%
The Timken Co.	3.46%
Owens & Minor, Inc.	3.44%
Sleep Number Corp.	3.42%
Jefferies Financial Group, Inc.	3.39%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.74%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 31.34%
Bed Bath & Beyond, Inc.	450,000	$8,910,000	2.74%
Big Lots, Inc.	212,400	10,110,240	3.11%
KB Home	277,000	8,933,250	2.75%
Lithia Motors, Inc., Class A	42,000	9,641,940	2.97%
LKQ Corp. (a)	355,900	11,385,241	3.51%
Mattel, Inc. (a)	894,200	12,313,134	3.79%
Meritage Homes Corp. (a)	101,800	8,865,762	2.73%
Sleep Number Corp. (a)	175,500	11,119,680	3.42%
Vista Outdoor, Inc. (a)	545,800	10,790,466	3.32%
Williams-Sonoma, Inc.	106,700	9,732,107	3.00%
		101,801,820	31.34%

Consumer Staples – 10.18%
BJ’s Wholesale Club Holdings, Inc. (a)	274,200	10,499,118	3.23%
Casey’s General Stores, Inc.	61,700	10,400,769	3.20%
Grocery Outlet Holding Corp. (a)	276,300	12,162,726	3.75%
		33,062,613	10.18%

Energy – 3.51%
Renewable Energy Group, Inc. (a)	202,200	11,404,080	3.51%

Financials – 6.72%
Jefferies Financial Group, Inc.	565,100	11,025,101	3.39%
LPL Financial Holdings, Inc.	135,100	10,798,543	3.33%
		21,823,644	6.72%

Health Care – 6.74%
Allscripts Healthcare Solutions, Inc. (a)	1,064,700	10,732,176	3.30%
Owens & Minor, Inc.	444,800	11,173,376	3.44%
		21,905,552	6.74%

Industrials – 19.70%
Colfax Corp. (a)	358,000	9,734,020	3.00%
HD Supply Holdings, Inc. (a)	268,600	10,706,396	3.30%
Maxar Technologies, Inc.	360,300	9,284,931	2.86%
Quanta Services, Inc.	181,000	11,299,830	3.48%
The Timken Co.	188,500	11,253,450	3.46%
Valmont Industries, Inc.	82,403	11,697,106	3.60%
		63,975,733	19.70%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 6.26%
Arrow Electronics, Inc. (a)	133,800	$10,421,682	3.21%
SYNNEX Corp.	75,200	9,899,328	3.05%
		20,321,010	6.26%

Materials – 13.29%
Avient Corp.	352,900	10,964,603	3.38%
Berry Global Group, Inc. (a)	226,000	10,538,380	3.24%
Commercial Metals Co.	530,600	10,956,890	3.37%
Sealed Air Corp.	270,700	10,717,013	3.30%
		43,176,886	13.29%
Total Common Stocks
(Cost $318,401,552)		317,471,338	97.74%

SHORT-TERM INVESTMENTS – 2.18%

Money Market Funds – 2.18%
First American Government Obligations Fund,
Institutional Class, 0.05% (b)	7,075,146	7,075,146	2.18%

Total Short-Term Investments
(Cost $7,075,146)		7,075,146	2.18%

Total Investments
(Cost $325,476,698) – 99.92%		324,546,484	99.92%
Other Assets in Excess of Liabilities – 0.08%		250,175	0.08%

TOTAL NET ASSETS – 100.00%		$324,796,659	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$101,801,820	$—	$—	$101,801,820
Consumer Staples	33,062,613	—	—	33,062,613
Energy	11,404,080	—	—	11,404,080
Financials	21,823,644	—	—	21,823,644
Health Care	21,905,552	—	—	21,905,552
Industrials	63,975,733	—	—	63,975,733
Information Technology	20,321,010	—	—	20,321,010
Materials	43,176,886	—	—	43,176,886
Total Common Stocks	$317,471,338	$—	$—	$317,471,338
Short-Term Investments
Money Market Funds	$7,075,146	$—	$—	$7,075,146
Total Short-Term Investments	$7,075,146	$—	$—	$7,075,146
Total Investments	$324,546,484	$—	$—	$324,546,484

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $325,476,698)	$324,546,484
Dividends and interest receivable	179,485
Receivable for fund shares sold	661,126
Prepaid expenses and other assets	26,670
Total assets	325,413,765

LIABILITIES:
Payable for fund shares redeemed	181,264
Payable to advisor	215,670
Payable to administrator	63,265
Payable to auditor	23,100
Accrued distribution fees	37,261
Accrued service fees	16,875
Accrued trustees fees	3,937
Accrued expenses and other payables	75,734
Total liabilities	617,106
NET ASSETS	$324,796,659

NET ASSETS CONSISTS OF:
Capital stock	$377,718,219
Accumulated deficit	(52,921,560)
Total net assets	$324,796,659

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$188,711,515
Shares issued and outstanding	14,222,057
Net asset value, offering price, and redemption price per share	$13.27

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$136,085,144
Shares issued and outstanding	9,856,208
Net asset value, offering price, and redemption price per share	$13.81

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income	$3,340,486
Interest income	38,166
Total investment income	3,378,652

EXPENSES:
Investment advisory fees (See Note 5)	2,277,324
Administration, accounting, custody, and transfer agent fees (See Note 5)	349,443
Sub-transfer agent expenses – Investor Class (See Note 5)	347,668
Sub-transfer agent expenses – Institutional Class (See Note 5)	132,306
Distribution fees – Investor Class (See Note 5)	258,813
Service fees – Investor Class (See Note 5)	172,542
Federal and state registration fees	45,256
Reports to shareholders	32,473
Compliance expense (See Note 5)	27,710
Audit fees	23,096
Trustees’ fees and expenses	18,554
Legal fees	4,541
Interest expense (See Note 7)	562
Other expenses	43,982
Total expenses	3,734,270
NET INVESTMENT LOSS	$(355,618)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$35,396,494
Net change in unrealized appreciation/depreciation on investments	(10,356,279)
Net gain on investments	25,040,215
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,684,597

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income (loss)	$(355,618)	$66,757
Net realized gain (loss) on investments	35,396,494	(81,390,911)
Net change in unrealized
appreciation/depreciation on investments	(10,356,279)	70,748,582
Net increase (decrease) in net assets
resulting from operations	24,684,597	(10,575,572)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(84,472,220)
Distributable earnings – Institutional Class	—	(78,382,312)
Total distributions	—	(162,854,532)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	36,649,372	5,388,708
Proceeds from shares subscribed – Institutional Class	10,233,461	13,304,783
Dividends reinvested – Investor Class	—	83,056,407
Dividends reinvested – Institutional Class	—	76,949,798
Cost of shares redeemed – Investor Class	(67,490,215)	(130,835,008)
Cost of shares redeemed – Institutional Class	(54,174,180)	(167,228,188)
Net decrease in net assets derived
from capital share transactions	(74,781,562)	(119,363,500)
TOTAL DECREASE IN NET ASSETS	(50,096,965)	(292,793,604)

NET ASSETS:
Beginning of year	374,893,624	667,687,228
End of year	$324,796,659	$374,893,624

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,924,072	436,901
Shares sold – Institutional Class	796,521	981,434
Shares issued to holders as reinvestment
of dividends – Investor Class	—	7,160,035
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	6,417,832
Shares redeemed – Investor Class	(5,859,484)	(10,498,154)
Shares redeemed – Institutional Class	(4,490,843)	(12,799,172)
Net decrease in shares outstanding	(6,629,734)	(8,301,124)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$12.01		$16.87		$22.46	$18.37	$20.12

(0.03	)(1)	(0.02	)(1)	(0.06)	(0.15)	(0.07)
1.29		(0.34)		(1.87)	4.36	(1.51)
1.26		(0.36)		(1.93)	4.21	(1.58)

—		—		—	—	(0.03)
—		(4.50)		(3.66)	(0.12)	(0.14)
—		(4.50)		(3.66)	(0.12)	(0.17)
$13.27		$12.01		$16.87	$22.46	$18.37

10.49%		-1.22%		-10.54%	23.02%	-7.89%

$188.71		$206.11		$338.39	$351.16	$485.15
1.37%		1.36%		1.31%	1.34%	1.35%
(0.27)%		(0.15)%		(0.47)%	(0.33)%	(0.24)%
94%		70%		181%	106%	108%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and 0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018		2017	2016

$12.46	$17.38	$23.07		$18.80	$20.55

0.01 (1)	0.03 (1)	(0.00	)(2)	0.02	0.00 (2)
1.34	(0.36)	(1.92)		4.38	(1.54)
1.35	(0.33)	(1.92)		4.40	(1.54)

—	—	—		—	(0.06)
—	(4.59)	(3.77)		(0.13)	(0.15)
—	(4.59)	(3.77)		(0.13)	(0.21)
$13.81	$12.46	$17.38		$23.07	$18.80

10.83%	-0.84%	-10.22%		23.47%	-7.53%

$136.09	$168.79	$329.30		$620.38	$754.97
1.01%	1.00%	0.95%		0.97%	0.97%
0.09%	0.20%	(0.12)%		0.04%	0.07%
94%	70%	181%		106%	108%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$1,322,334	$(1,322,334)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair

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value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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NOTES TO THE FINANCIAL STATEMENTS

addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $283,909,492 and $359,947,434, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the

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NOTES TO THE FINANCIAL STATEMENTS

acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $15,003 and 3.69%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $1,080,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$325,530,984
Gross tax unrealized appreciation	$12,310,642
Gross tax unrealized depreciation	(13,295,142)
Net tax unrealized appreciation/(depreciation)	$(984,500)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(51,937,060)
Total accumulated gain/(loss)	$(52,921,560)

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The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$7,140,431	Unlimited long-term
44,198,254	Unlimited short-term

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $598,375. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$—	$5,427,863
Long-term capital gain	—	157,426,669
Total distributions	$—	$162,854,532

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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25

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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26

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
27

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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28

TRUSTEES AND OFFICERS OF THE FUND

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HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,391.00	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95

Institutional Class
Actual	$1,000.00	$1,393.50	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.37% for Investor Class shares or 1.00% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

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32

PROXY VOTING — PRIVACY POLICY

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

HENNESSY FUNDS	1-800-966-4354
33

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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PRIVACY POLICY

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	-0.75%	6.64%	9.40%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	-0.40%	6.95%	9.67%
Russell 1000® Index	10.87%	11.79%	13.05%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios: 1.31% (Investor Class); 1.00% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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4

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned -0.75%, underperforming both the Russell 1000® Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 10.87% and 9.71%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted from stock selection in the Energy, Communication Services, and Materials sectors. The largest detractors from performance within each of these sectors during the period were ConocoPhillips, Omnicom Group, Inc., and Celanese Corporation, respectively. Offsetting these losses were investments in Consumer Discretionary, Industrials, and Information Technology sectors. The largest contributors to performance within each of these sectors during the period were Best Buy Company, Inc., United Parcel Service, Inc. (Class B), and Apple, Inc., respectively. Sector selection contributed modestly to the Fund’s relative return. Underweight positions in both the Financials and Real Estate sectors, as well as an overweight position in the Consumer Discretionary sector, contributed to returns during the period on a relative basis.

The Fund continues to hold all the companies mentioned except for Celanese Corporation and Apple, Inc.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, highly profitable, larger-cap companies. In essence, the strategy seeks high-quality, high-return companies that may be overlooked by investors by selecting 50 larger-cap stocks that have relatively low price-to-cash-flow ratios and have generated high returns on capital over the past year.

Investment Commentary:

We continue to believe that the outlook for large-cap stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, together with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

Sectors where the Fund currently maintains significant overweight positions include Industrials, Consumer Discretionary, and Energy. Representative holdings within the Industrials sector include United Parcel Service, Inc., United Rentals, Inc., and Cummins, Inc. Consumer Discretionary exposure includes companies such as Tractor Supply Company, Best Buy, and eBay, Inc. Within the Energy sector, the Fund owns Pioneer Natural

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Resources Company, ConocoPhillips, and EOG Resources, Inc. We believe these companies should benefit from a rebound in economic growth in the United States and abroad.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-cash-flow ratio is a valuation measure calculated by dividing a company’s market price per share by its cash flow per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
United Parcel Service, Inc., Class B	3.33%
Tractor Supply Co.	2.84%
Best Buy Co., Inc.	2.73%
Cummins, Inc.	2.70%
Target Corp.	2.70%
Deere & Co.	2.69%
United Rentals, Inc.	2.64%
eBay, Inc.	2.60%
PACCAR, Inc.	2.41%
Caterpillar, Inc.	2.40%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.69%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.64%
Electronic Arts, Inc. (a)	21,600	$2,588,328	2.24%
Omnicom Group, Inc.	30,200	1,425,440	1.23%
ViacomCBS, Inc.	88,088	2,516,674	2.17%
		6,530,442	5.64%

Consumer Discretionary – 22.36%
Advance Auto Parts, Inc.	16,400	2,415,392	2.09%
AutoZone, Inc. (a)	2,200	2,483,756	2.15%
Best Buy Co., Inc.	28,300	3,156,865	2.73%
Darden Restaurants, Inc.	20,000	1,838,400	1.59%
DR Horton, Inc.	39,400	2,632,314	2.27%
eBay, Inc.	63,200	3,010,216	2.60%
Las Vegas Sands Corp.	37,100	1,783,026	1.54%
PulteGroup, Inc.	52,600	2,143,976	1.85%
Target Corp.	20,500	3,120,510	2.70%
Tractor Supply Co.	24,700	3,290,287	2.84%
		25,874,742	22.36%

Consumer Staples – 6.06%
General Mills, Inc.	43,400	2,565,808	2.22%
Sysco Corp.	30,200	1,670,362	1.44%
Walmart, Inc.	20,000	2,775,000	2.40%
		7,011,170	6.06%

Energy – 3.22%
ConocoPhillips	41,500	1,187,730	1.03%
EOG Resources, Inc.	33,300	1,140,192	0.98%
Pioneer Natural Resources Co.	17,600	1,400,256	1.21%
		3,728,178	3.22%

Financials – 4.25%
T. Rowe Price Group, Inc.	18,100	2,292,546	1.98%
The Progressive Corp.	28,500	2,619,150	2.27%
		4,911,696	4.25%

Health Care – 9.13%
Amgen, Inc.	10,800	2,342,952	2.02%
Biogen, Inc. (a)	6,900	1,739,283	1.50%
HCA Healthcare, Inc.	17,300	2,144,162	1.85%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care (Continued)
Henry Schein, Inc. (a)	35,400	$2,250,732	1.95%
Merck & Co., Inc.	27,800	2,090,838	1.81%
		10,567,967	9.13%

Industrials – 34.77%
3M Co.	15,500	2,479,380	2.14%
American Airlines Group, Inc.	96,600	1,089,648	0.94%
Caterpillar, Inc.	17,700	2,779,785	2.40%
CSX Corp.	29,600	2,336,624	2.02%
Cummins, Inc.	14,200	3,122,438	2.70%
Deere & Co.	13,800	3,117,558	2.69%
Delta Air Lines, Inc.	43,900	1,345,096	1.16%
Emerson Electric Co.	33,500	2,170,465	1.88%
General Dynamics Corp.	12,800	1,681,024	1.45%
Masco Corp.	51,400	2,755,040	2.38%
Norfolk Southern Corp.	11,700	2,446,704	2.11%
PACCAR, Inc.	32,600	2,783,388	2.41%
Southwest Airlines Co.	45,000	1,778,850	1.54%
Union Pacific Corp.	13,400	2,374,346	2.05%
United Airlines Holdings, Inc. (a)	31,600	1,069,976	0.93%
United Parcel Service, Inc., Class B	24,500	3,849,195	3.33%
United Rentals, Inc. (a)	17,100	3,048,759	2.64%
		40,228,276	34.77%

Information Technology – 12.26%
Cisco Systems, Inc.	52,300	1,877,570	1.62%
Cognizant Technology Solutions Corp., Class A	35,300	2,521,126	2.18%
Intel Corp.	38,250	1,693,710	1.46%
International Business Machines Corp.	15,800	1,764,228	1.52%
NetApp, Inc.	45,800	2,010,162	1.74%
Oracle Corp.	44,900	2,519,339	2.18%
The Western Union Co.	92,800	1,804,032	1.56%
		14,190,167	12.26%

Total Common Stocks
(Cost $107,857,324)		113,042,638	97.69%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 2.54%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.54%
First American Government Obligations Fund,
Institutional Class, 0.05% (b)	2,934,031	$2,934,031	2.54%

Total Short-Term Investments
(Cost $2,934,031)		2,934,031	2.54%

Total Investments
(Cost $110,791,355) – 100.23%		115,976,669	100.23%
Liabilities in Excess of Other Assets – (0.23)%		(268,901)	(0.23)%

TOTAL NET ASSETS – 100.00%		$115,707,768	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$6,530,442	$—	$—	$6,530,442
Consumer Discretionary	25,874,742	—	—	25,874,742
Consumer Staples	7,011,170	—	—	7,011,170
Energy	3,728,178	—	—	3,728,178
Financials	4,911,696	—	—	4,911,696
Health Care	10,567,967	—	—	10,567,967
Industrials	40,228,276	—	—	40,228,276
Information Technology	14,190,167	—	—	14,190,167
Total Common Stocks	$113,042,638	$—	$—	$113,042,638
Short-Term Investments
Money Market Funds	$2,934,031	$—	$—	$2,934,031
Total Short-Term Investments	$2,934,031	$—	$—	$2,934,031
Total Investments	$115,976,669	$—	$—	$115,976,669

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $110,791,355)	$115,976,669
Dividends and interest receivable	96,158
Receivable for fund shares sold	5,063
Prepaid expenses and other assets	18,655
Total assets	116,096,545

LIABILITIES:
Payable for fund shares redeemed	41,864
Payable to advisor	76,864
Payable to administrator	25,107
Payable to auditor	23,100
Accrued distribution fees	189,120
Accrued service fees	9,258
Accrued trustees fees	3,938
Accrued expenses and other payables	19,526
Total liabilities	388,777
NET ASSETS	$115,707,768

NET ASSETS CONSISTS OF:
Capital stock	$103,941,342
Total distributable earnings	11,766,426
Total net assets	$115,707,768

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$103,107,348
Shares issued and outstanding	10,094,881
Net asset value, offering price, and redemption price per share	$10.21

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,600,420
Shares issued and outstanding	1,219,691
Net asset value, offering price, and redemption price per share	$10.33

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income	$2,689,121
Interest income	18,668
Total investment income	2,707,789

EXPENSES:
Investment advisory fees (See Note 5)	893,869
Distribution fees – Investor Class (See Note 5)	161,277
Administration, accounting, custody, and transfer agent fees (See Note 5)	141,300
Service fees – Investor Class (See Note 5)	107,518
Sub-transfer agent expenses – Investor Class (See Note 5)	96,648
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,839
Federal and state registration fees	35,293
Compliance expense (See Note 5)	27,713
Audit fees	23,103
Trustees’ fees and expenses	15,054
Reports to shareholders	13,738
Legal fees	1,734
Interest expense (See Note 7)	465
Other expenses	18,634
Total expenses before recoupment and reimbursement by advisor	1,542,185
Expense recoupment by advisor – Investor Class (See Note 5)	1,621
Expense reimbursement by advisor – Institutional Class (See Note 5)	(162)
Net expenses	1,543,644
NET INVESTMENT INCOME	$1,164,145

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$6,452,954
Net change in unrealized appreciation/depreciation on investments	(8,936,589)
Net loss on investments	(2,483,635)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,319,490)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$1,164,145	$1,763,273
Net realized gain on investments	6,452,954	2,328,575
Net change in unrealized
appreciation/depreciation on investments	(8,936,589)	5,977,384
Net increase (decrease) in net assets
resulting from operations	(1,319,490)	10,069,232

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,977,504)	(24,244,915)
Distributable earnings – Institutional Class	(399,991)	(3,824,749)
Total distributions	(3,377,495)	(28,069,664)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,781,545	1,986,421
Proceeds from shares subscribed – Institutional Class	1,724,940	4,246,408
Dividends reinvested – Investor Class	2,817,178	22,928,508
Dividends reinvested – Institutional Class	392,293	3,735,099
Cost of shares redeemed – Investor Class	(14,850,308)	(17,643,309)
Cost of shares redeemed – Institutional Class	(7,495,843)	(6,379,370)
Net increase (decrease) in net assets derived
from capital share transactions	(15,630,195)	8,873,757
TOTAL DECREASE IN NET ASSETS	(20,327,180)	(9,126,675)

NET ASSETS:
Beginning of year	136,034,948	145,161,623
End of year	$115,707,768	$136,034,948

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	182,762	191,986
Shares sold – Institutional Class	191,956	412,298
Shares issued to holders as reinvestment
of dividends – Investor Class	255,706	2,404,367
Shares issued to holders as reinvestment
of dividends – Institutional Class	35,229	387,740
Shares redeemed – Investor Class	(1,505,702)	(1,718,603)
Shares redeemed – Institutional Class	(736,903)	(625,689)
Net increase (decrease) in shares outstanding	(1,576,952)	1,052,099

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through October 25, 2020.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019		2018	2017	2016

$10.54	$12.24		$11.75	$10.27	$12.99

0.09 (1)	0.13	(1)	0.06	0.11	0.09
(0.15)	0.56		0.94	1.49	0.08
(0.06)	0.69		1.00	1.60	0.17

(0.14)	(0.09)		(0.08)	(0.12)	(0.16)
(0.13)	(2.30)		(0.43)	—	(2.73)
(0.27)	(2.39)		(0.51)	(0.12)	(2.89)
$10.21	$10.54		$12.24	$11.75	$10.27

-0.75%	7.84%		8.53%	15.70%	2.63%

$103.11	$117.62		$125.91	$91.74	$87.73

1.31%	1.31%		1.24%	1.25%	1.25%
1.31%	1.29	%(2)	1.24%	1.25%	1.25%

0.93%	1.24%		0.81%	0.95%	1.22%
0.93%	1.26%		0.81%	0.95%	1.22%
62%	57%		70%	65%	53%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through October 25, 2020.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019		2018	2017	2016

$10.65	$12.38		$11.87	$10.37	$13.10

0.13 (1)	0.16	(1)	0.14	0.13	0.13
(0.15)	0.56		0.90	1.52	0.07
(0.02)	0.72		1.04	1.65	0.20

(0.17)	(0.12)		(0.10)	(0.15)	(0.17)
(0.13)	(2.33)		(0.43)	—	(2.76)
(0.30)	(2.45)		(0.53)	(0.15)	(2.93)
$10.33	$10.65		$12.38	$11.87	$10.37

-0.40%	8.12%		8.82%	16.00%	2.92%

$12.60	$18.42		$19.25	$12.17	$12.24

1.01%	1.00%		0.96%	1.00%	1.01%
1.01%	0.98	%(2)	0.96%	1.00%	1.01%

1.23%	1.56%		1.08%	1.20%	1.47%
1.23%	1.58%		1.08%	1.20%	1.47%
62%	57%		70%	65%	53%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$(853,652)	$853,652

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value

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measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations

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NOTES TO THE FINANCIAL STATEMENTS

(where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $73,305,975 and $91,837,551, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as

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amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

From December 1, 2017, through November 30, 2019, the Advisor contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2020, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2022	2023	Total
Investor Class	$20,122	$—	$20,122
Institutional Class	$2,872	$162	$3,034

During fiscal year 2020, the Advisor recouped previously waived expenses from the Fund as set forth in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide

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NOTES TO THE FINANCIAL STATEMENTS

for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear

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interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $9,637 and 4.75%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $1,250,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$110,847,020
Gross tax unrealized appreciation	$18,438,968
Gross tax unrealized depreciation	(13,309,319)
Net tax unrealized appreciation/(depreciation)	$5,129,649
Undistributed ordinary income	$1,164,101
Undistributed long-term capital gains	5,472,676
Total distributable earnings	$6,636,777
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$11,766,426

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$3,097,827	$1,289,774
Long-term capital gain	279,688	26,779,890
Total distributions	$3,377,495	$28,069,664

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

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24

NOTES TO THE FINANCIAL STATEMENTS

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2020, capital gains were declared and paid to shareholders of record on December 7, 2020, as follows:

Long-term
Investor Class	$0.48736
Institutional Class	$0.49308

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Large Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Large Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,140.80	$7.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.65

Institutional Class
Actual	$1,000.00	$1,142.70	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.31% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 43.08%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	-16.22%	3.07%	6.53%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	-16.06%	3.30%	6.76%
Russell 1000® Value Index	-7.57%	5.82%	9.48%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios: 1.23% (Investor Class); 1.08% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index comprises those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth value. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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4

PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Cornerstone Value Fund returned -16.22%, underperforming both the Russell 1000® Value Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -7.57% and 9.71%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted from both stock selection and sector allocation. Stock selection in the Energy, Financials, and Consumer Discretionary sectors detracted from performance. The largest detractors from performance within each of these sectors during the period were Occidental Petroleum Corporation, Wells Fargo & Company, and Carnival Corporation, respectively. Offsetting these losses were investments in Information Technology and Industrials stocks. The largest contributors to performance within each of these sectors during the period were Qualcomm, Inc. and United Parcel Service, Inc., respectively. The Fund’s overweight position in the Energy sector and underweight positions in both the Utilities and Materials sectors detracted from the Fund’s relative performance.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of potentially undervalued, profitable, large-cap companies with high dividend yields. In essence, the strategy seeks 50 established companies that are generating sufficient cash flows to pay generous dividends but that may be overlooked by investors.

Investment Commentary:

We continue to believe that the outlook for large-cap stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, together with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

Sectors where the Fund currently maintains significant overweight positions include Consumer Staples, Energy, and Health Care. Representative holdings within the Consumer Staples sector include The Kraft Heinz Company, General Mills, Inc., and Archer-Daniels-Midland Company. Energy exposure includes companies such as Total SE, Canadian Natural Resources Limited, and Royal Dutch Shell PLC (Class A). Within the Health Care sector, the Fund owns Amgen Inc., AbbVie, Inc., and Merck & Co., Inc. We

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5

believe these companies should benefit from a rebound in economic growth in the United States and abroad.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
United Parcel Service, Inc., Class B	3.76%
QUALCOMM, Inc.	3.49%
Caterpillar, Inc.	2.82%
Texas Instruments, Inc.	2.78%
The Kraft Heinz Co.	2.76%
General Mills, Inc.	2.70%
Archer Daniels Midland Co.	2.59%
3M Co.	2.51%
General Motors Co.	2.45%
Pfizer, Inc.	2.45%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.07%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.14%
AT&T, Inc.	123,860	$3,346,697	1.73%
Verizon Communications, Inc.	82,100	4,678,879	2.41%
		8,025,576	4.14%

Consumer Discretionary – 7.48%
Carnival Corp. (a)	114,600	1,571,166	0.81%
Ford Motor Co.	605,245	4,678,544	2.41%
General Motors Co.	137,800	4,758,234	2.45%
Las Vegas Sands Corp.	72,800	3,498,768	1.81%
		14,506,712	7.48%

Consumer Staples – 20.14%
Altria Group, Inc.	104,100	3,755,928	1.94%
Archer Daniels Midland Co.	108,800	5,030,912	2.59%
General Mills, Inc.	88,600	5,238,032	2.70%
PepsiCo, Inc.	32,700	4,358,583	2.25%
Philip Morris International, Inc.	53,300	3,785,366	1.95%
The Coca-Cola Co.	79,400	3,815,964	1.97%
The Kraft Heinz Co.	175,200	5,359,368	2.76%
Unilever PLC – ADR (a)	80,000	4,546,400	2.35%
Walgreens Boots Alliance, Inc.	92,800	3,158,912	1.63%
		39,049,465	20.14%

Energy – 12.03%
BP PLC – ADR (a)	135,100	2,091,348	1.08%
Canadian Natural Resources Ltd. (a)	158,700	2,531,265	1.30%
Chevron Corp.	43,775	3,042,362	1.57%
ConocoPhillips	81,700	2,338,254	1.21%
Exxon Mobil Corp.	80,810	2,636,022	1.36%
Marathon Petroleum Corp.	80,800	2,383,600	1.23%
Occidental Petroleum Corp.	113,360	1,034,977	0.53%
Royal Dutch Shell PLC – ADR (a)	97,100	2,480,905	1.28%
Suncor Energy, Inc. (a)	157,100	1,773,659	0.91%
TOTAL SE – ADR (a)	99,500	3,017,835	1.56%
		23,330,227	12.03%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 11.91%
Citigroup, Inc.	62,500	$2,588,750	1.33%
JPMorgan Chase & Co.	35,200	3,451,008	1.78%
MetLife, Inc.	93,200	3,527,620	1.82%
Royal Bank of Canada (a)	57,800	4,045,422	2.09%
The Bank of New York Mellon Corp.	106,000	3,642,160	1.88%
The Toronto-Dominion Bank (a)	83,300	3,684,359	1.90%
Wells Fargo & Co.	100,100	2,147,145	1.11%
		23,086,464	11.91%

Health Care – 17.39%
AbbVie, Inc.	50,300	4,280,530	2.21%
Amgen, Inc.	21,400	4,642,516	2.39%
Bristol-Myers Squibb Co.	72,800	4,255,160	2.20%
CVS Health Corp.	66,800	3,746,812	1.93%
Gilead Sciences, Inc.	68,500	3,983,275	2.05%
GlaxoSmithKline PLC – ADR (a)	110,900	3,706,278	1.91%
Merck & Co., Inc.	58,000	4,362,180	2.25%
Pfizer, Inc.	133,700	4,743,676	2.45%
		33,720,427	17.39%

Industrials – 12.60%
3M Co.	30,400	4,862,784	2.51%
Caterpillar, Inc.	34,800	5,465,340	2.82%
Delta Air Lines, Inc.	82,500	2,527,800	1.30%
Emerson Electric Co.	66,200	4,289,098	2.21%
United Parcel Service, Inc., Class B	46,400	7,289,904	3.76%
		24,434,926	12.60%

Information Technology – 10.02%
Cisco Systems, Inc.	103,200	3,704,880	1.91%
International Business Machines Corp.	31,900	3,561,954	1.84%
QUALCOMM, Inc.	54,900	6,772,464	3.49%
Texas Instruments, Inc.	37,200	5,378,748	2.78%
		19,418,046	10.02%

Materials – 2.36%
Nutrien Ltd. (a)	112,200	4,564,296	2.36%

Total Common Stocks
(Cost $232,566,976)		190,136,139	98.07%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.92%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.92%
First American Government Obligations Fund,
Institutional Class, 0.05% (b)	3,730,378	$3,730,378	1.92%

Total Short-Term Investments
(Cost $3,730,378)		3,730,378	1.92%

Total Investments
(Cost $236,297,354) – 99.99%		193,866,517	99.99%
Other Assets in Excess of Liabilities – 0.01%		21,438	0.01%

TOTAL NET ASSETS – 100.00%		$193,887,955	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure at October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$8,025,576	$—	$—	$8,025,576
Consumer Discretionary	14,506,712	—	—	14,506,712
Consumer Staples	39,049,465	—	—	39,049,465
Energy	23,330,227	—	—	23,330,227
Financials	23,086,464	—	—	23,086,464
Health Care	33,720,427	—	—	33,720,427
Industrials	24,434,926	—	—	24,434,926
Information Technology	19,418,046	—	—	19,418,046
Materials	4,564,296	—	—	4,564,296
Total Common Stocks	$190,136,139	$—	$—	$190,136,139
Short-Term Investments
Money Market Funds	$3,730,378	$—	$—	$3,730,378
Total Short-Term Investments	$3,730,378	$—	$—	$3,730,378
Total Investments	$193,866,517	$—	$—	$193,866,517

The accompanying notes are an integral part of these financial statements.

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10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $236,297,354)	$193,866,517
Dividends and interest receivable	621,361
Receivable for fund shares sold	11,083
Prepaid expenses and other assets	24,643
Total assets	194,523,604

LIABILITIES:
Payable for fund shares redeemed	120,839
Payable to advisor	127,208
Payable to administrator	40,798
Payable to auditor	23,100
Accrued distribution fees	273,378
Accrued service fees	16,808
Accrued trustees fees	3,937
Accrued expenses and other payables	29,581
Total liabilities	635,649
NET ASSETS	$193,887,955

NET ASSETS CONSISTS OF:
Capital stock	$231,912,593
Accumulated deficit	(38,024,638)
Total net assets	$193,887,955

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$189,596,825
Shares issued and outstanding	13,849,494
Net asset value, offering price, and redemption price per share	$13.69

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,291,130
Shares issued and outstanding	312,945
Net asset value, offering price, and redemption price per share	$13.71

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income(1)	$8,937,577
Interest income	38,167
Total investment income	8,975,744

EXPENSES:
Investment advisory fees (See Note 5)	1,655,457
Distribution fees – Investor Class (See Note 5)	327,503
Administration, accounting, custody, and transfer agent fees (See Note 5)	252,175
Service fees – Investor Class (See Note 5)	218,335
Sub-transfer agent expenses – Investor Class (See Note 5)	150,462
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,505
Legal fees	101,309
Federal and state registration fees	36,861
Compliance expense (See Note 5)	27,706
Settlement fees	24,000
Audit fees	23,102
Reports to shareholders	21,044
Trustees’ fees and expenses	16,830
Other expenses	32,266
Total expenses	2,892,555
NET INVESTMENT INCOME	$6,083,189

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(133,331)
Net change in unrealized appreciation/depreciation on investments	(46,256,323)
Net loss on investments	(46,389,654)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,306,465)

(1)	Net of foreign taxes withheld and issuance fees of $213,278.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$6,083,189	$7,177,446
Net realized gain (loss) on investments	(133,331)	11,149,160
Net change in unrealized
appreciation/depreciation on investments	(46,256,323)	(5,555,727)
Net increase (decrease) in net assets
resulting from operations	(40,306,465)	12,770,879

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(16,696,863)	(36,817,937)
Distributable earnings – Institutional Class	(434,493)	(980,722)
Total distributions	(17,131,356)	(37,798,659)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,453,188	2,177,066
Proceeds from shares subscribed – Institutional Class	669,886	1,522,914
Dividends reinvested – Investor Class	15,770,353	34,854,971
Dividends reinvested – Institutional Class	399,784	893,462
Cost of shares redeemed – Investor Class	(25,597,692)	(25,540,967)
Cost of shares redeemed – Institutional Class	(1,759,353)	(2,463,013)
Net increase (decrease) in net assets derived
from capital share transactions	(9,063,834)	11,444,433
TOTAL DECREASE IN NET ASSETS	(66,501,655)	(13,583,347)

NET ASSETS:
Beginning of year	260,389,610	273,972,957
End of year	$193,887,955	$260,389,610

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	95,023	128,721
Shares sold – Institutional Class	42,187	90,985
Shares issued to holders as reinvestment
of dividends – Investor Class	906,647	2,133,897
Shares issued to holders as reinvestment
of dividends – Institutional Class	22,969	54,603
Shares redeemed – Investor Class	(1,724,299)	(1,518,570)
Shares redeemed – Institutional Class	(121,134)	(150,029)
Net increase (decrease) in shares outstanding	(778,607)	739,607

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$17.43	$19.29	$21.48	$18.36	$17.69

0.41 (1)	0.47 (1)	0.41	0.45	0.43
(3.01)	0.30	0.35	3.10	0.67
(2.60)	0.77	0.76	3.55	1.10

(0.47)	(0.41)	(0.42)	(0.43)	(0.43)
(0.67)	(2.22)	(2.53)	—	—
(1.14)	(2.63)	(2.95)	(0.43)	(0.43)
$13.69	$17.43	$19.29	$21.48	$18.36

-16.22%	5.22%	3.64%	19.63%	6.41%

$189.60	$253.95	$266.76	$281.07	$126.53
1.30%	1.23%	1.21%	1.22%	1.25%
2.71%	2.75%	2.21%	2.36%	2.33%
32%	27%	41%	72%	36%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$17.45	$19.33	$21.52	$18.40	$17.67

0.44 (1)	0.50 (1)	0.45	0.43	0.48
(3.01)	0.29	0.35	3.18	0.67
(2.57)	0.79	0.80	3.61	1.15

(0.49)	(0.45)	(0.46)	(0.49)	(0.42)
(0.68)	(2.22)	(2.53)	—	—
(1.17)	(2.67)	(2.99)	(0.49)	(0.42)
$13.71	$17.45	$19.33	$21.52	$18.40

-16.06%	5.37%	3.88%	19.95%	6.72%

$4.29	$6.44	$7.22	$7.40	$1.88
1.08%	1.08%	0.98%	0.97%	0.95%
2.94%	2.92%	2.43%	2.60%	2.63%
32%	27%	41%	72%	36%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2020, no such reclassifications were required for fiscal year 2020.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date.

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The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $69,278,230 and $86,668,982, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions

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NOTES TO THE FINANCIAL STATEMENTS

and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced

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Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$236,632,445
Gross tax unrealized appreciation	$17,499,311
Gross tax unrealized depreciation	(60,265,799)
Net tax unrealized appreciation/(depreciation)	$(42,766,488)
Undistributed ordinary income	$4,857,601
Undistributed long-term capital gains	—
Total distributable earnings	$4,857,601
Other accumulated gain/(loss)	$(115,751)
Total accumulated gain/(loss)	$(38,024,638)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$115,751	Unlimited short-term

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$7,147,381	$21,936,197
Long-term capital gain	9,983,975	15,862,462
Total distributions	$17,131,356	$37,798,659

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

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NOTES TO THE FINANCIAL STATEMENTS

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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25

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Value Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Value Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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27

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,008.10	$6.92
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.95

Institutional Class
Actual	$1,000.00	$1,008.80	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.37% for Investor Class shares or 1.15% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 99.50%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
33

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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34

PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	29
Proxy Voting Policy and Proxy Voting Records	30
Availability of Quarterly Portfolio Schedule	30
Federal Tax Distribution Information	30
Important Notice Regarding Delivery of Shareholder Documents	30
Electronic Delivery	30
Liquidity Risk Management Program	31
Privacy Policy	31

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	-12.36%	3.86%	6.44%
75/25 Blended DJIA/Treasury Index	1.04%	8.79%	9.10%
Dow Jones Industrial Average	0.34%	11.12%	11.82%

Expense ratio: 2.32%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The NASDAQ Stock Market. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Hennessy Total Return Fund returned -12.36%, underperforming both the 75/25 Blended DJIA/Treasury Index (the

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PERFORMANCE OVERVIEW

Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 1.04% and 0.34%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of stock selection in the Energy, Consumer Staples, and Information Technology sectors, with Exxon Mobil Corporation, Walgreens Boots Alliance, Inc., and Cisco Systems, Inc. detracting from performance during the period. Offsetting these losses were investments in Financials and Health Care sectors, with companies such as JPMorgan Chase & Company and Johnson & Johnson advancing during the period. Sector selection detracted from the Fund’s return on a relative basis, with an underweight position in Consumer Discretionary and an overweight position in Energy.

The Fund continues to hold all the companies mentioned with the exception of Johnson & Johnson.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pays a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, together with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

If the market experiences a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) may allow us the ability to roll into higher-yielding Treasuries in the event dividends rise.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.105%, 01/14/2021	35.52%
U.S. Treasury Bill, 0.085%, 11/12/2020	17.76%
U.S. Treasury Bill, 0.085%, 12/17/2020	17.76%
Dow, Inc.	8.39%
Verizon Communications, Inc.	7.86%
3M Co.	7.42%
The Coca-Cola Co.	7.12%
Pfizer, Inc.	6.91%
International Business Machines Corp.	6.79%
Cisco Systems, Inc.	6.37%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 68.77%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.86%
Verizon Communications, Inc.	69,900	$3,983,601	7.86%

Consumer Staples – 12.85%
The Coca-Cola Co.	75,000	3,604,500	7.12%
Walgreens Boots Alliance, Inc.	85,300	2,903,612	5.73%
		6,508,112	12.85%

Energy – 10.49%
Chevron Corp.	44,200	3,071,900	6.06%
Exxon Mobil Corp.	68,700	2,240,994	4.43%
		5,312,894	10.49%

Financials – 1.69%
JPMorgan Chase & Co.	4,200	411,768	0.81%
Travelers Companies, Inc.	3,700	446,627	0.88%
		858,395	1.69%

Health Care – 6.91%
Pfizer, Inc.	98,600	3,498,328	6.91%

Industrials – 7.42%
3M Co.	23,500	3,759,060	7.42%

Information Technology – 13.16%
Cisco Systems, Inc.	89,900	3,227,410	6.37%
International Business Machines Corp.	30,800	3,439,128	6.79%
		6,666,538	13.16%

Materials – 8.39%
Dow, Inc.	93,500	4,253,315	8.39%

Total Common Stocks
(Cost $39,124,043)		34,840,243	68.77%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 73.96%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.92%
First American Government Obligations Fund,
Institutional Class, 0.05% (a)	1,477,634	$1,477,634	2.92%

U.S. Treasury Bills – 71.04%
0.085%, 11/12/2020 (b)(c)	9,000,000	8,999,753	17.76%
0.085%, 12/17/2020 (b)(c)	9,000,000	8,999,022	17.76%
0.105%, 01/14/2021 (b)(c)	18,000,000	17,997,299	35.52%
		35,996,074	71.04%

Total Short-Term Investments
(Cost $37,472,987)		37,473,708	73.96%

Total Investments
(Cost $76,597,030) – 142.73%		72,313,951	142.73%
Liabilities in Excess of Other Assets – (42.73)%		(21,648,025)	(42.73)%

TOTAL NET ASSETS – 100.00%		$50,665,926	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2020.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $23,997,384.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,983,601	$—	$—	$3,983,601
Consumer Staples	6,508,112	—	—	6,508,112
Energy	5,312,894	—	—	5,312,894
Financials	858,395	—	—	858,395
Health Care	3,498,328	—	—	3,498,328
Industrials	3,759,060	—	—	3,759,060
Information Technology	6,666,538	—	—	6,666,538
Materials	4,253,315	—	—	4,253,315
Total Common Stocks	$34,840,243	$—	$—	$34,840,243
Short-Term Investments
Money Market Funds	$1,477,634	$—	$—	$1,477,634
U.S. Treasury Bills	—	35,996,074	—	35,996,074
Total Short-Term Investments	$1,477,634	$35,996,074	$—	$37,473,708
Total Investments	$36,317,877	$35,996,074	$—	$72,313,951

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	0.30%	08/13/20	11/12/20	$5,401,048
5,397,000	Jefferies LLC	0.30%	09/17/20	12/17/20	5,401,048
10,794,000	Jefferies LLC	0.30%	10/15/20	01/14/21	10,802,095
$21,588,000					$21,604,191

As of October 31, 2020, the fair value of securities held as collateral for reverse repurchase agreements was $23,997,384, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of October 31, 2020, was $21,588,000. The face value plus interest due at maturity is equal to $21,604,191.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $76,597,030)	$72,313,951
Dividends and interest receivable	47,703
Receivable for fund shares sold	145
Prepaid expenses and other assets	11,196
Total assets	72,372,995

LIABILITIES:
Payable to advisor	26,818
Payable to administrator	12,150
Payable to auditor	23,100
Accrued distribution fees	29,148
Accrued service fees	4,470
Reverse repurchase agreements	21,588,000
Accrued interest payable	6,971
Accrued trustees fees	3,937
Accrued expenses and other payables	12,475
Total liabilities	21,707,069
NET ASSETS	$50,665,926

NET ASSETS CONSISTS OF:
Capital stock	$51,896,561
Accumulated deficit	(1,230,635)
Total net assets	$50,665,926

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$50,665,926
Shares issued and outstanding	4,233,227
Net asset value, offering price, and redemption price per share	$11.97

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income	$1,904,768
Interest income	366,354
Total investment income	2,271,122

EXPENSES:
Investment advisory fees (See Note 5)	360,439
Interest expense (See Notes 7 and 9)	296,176
Distribution fees – Investor Class (See Note 5)	90,110
Administration, accounting, custody, and transfer agent fees (See Note 5)	76,116
Service fees – Investor Class (See Note 5)	60,073
Sub-transfer agent expenses – Investor Class (See Note 5)	48,119
Compliance expense (See Note 5)	27,712
Federal and state registration fees	24,261
Audit fees	23,102
Trustees’ fees and expenses	14,126
Reports to shareholders	11,544
Legal fees	874
Other expenses	8,907
Total expenses	1,041,559
NET INVESTMENT INCOME	$1,229,563

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,113,416
Net change in unrealized appreciation/depreciation on investments	(13,243,536)
Net loss on investments	(9,130,120)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,900,557)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$1,229,563	$1,326,399
Net realized gain (loss) on investments	4,113,416	(174,948)
Net change in unrealized
appreciation/depreciation on investments	(13,243,536)	4,513,627
Net increase (decrease) in net
assets resulting from operations	(7,900,557)	5,665,078

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,304,402)	(3,434,351)
Total distributions	(1,304,402)	(3,434,351)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,734,947	20,299,985
Dividends reinvested – Investor Class	1,234,664	3,277,777
Cost of shares redeemed – Investor Class	(16,040,005)	(24,470,559)
Net decrease in net assets derived
from capital share transactions	(13,070,394)	(892,797)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,275,353)	1,337,930

NET ASSETS:
Beginning of year	72,941,279	71,603,349
End of year	$50,665,926	$72,941,279

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	133,453	1,488,984
Shares issued to holders as reinvestment
of dividends – Investor Class	99,796	242,975
Shares redeemed – Investor Class	(1,218,266)	(1,788,558)
Net decrease in shares outstanding	(985,017)	(56,599)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS/STATEMENT OF CASH FLOWS

Financial Statements

Statement of Cash Flows for the year ended October 31, 2020

Cash flows from operating activities:
Net decrease in net assets from operations	$(7,900,557)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(16,654,015)
Proceeds from sale of securities	24,807,128
Proceeds from securities litigation	2,603
Net sale of short term investments	12,691,779
Realized gain on investments in securities	(4,113,416)
Net accretion of discount on securities	(358,014)
Change in unrealized appreciation/depreciation
on investments in securities	13,243,536
Decreases in operating assets:
Decrease in dividends and interest receivable	40,748
Decrease in prepaid expenses and other assets	4,606
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(10,348)
Decrease in payable to administrator	(3,140)
Decrease in payable for distribution fees	(31,504)
Decrease in payable for service fees	(1,724)
Decrease in accrued interest payable	(70,651)
Increase in accrued audit fees	552
Decrease in accrued trustee fees	(2,665)
Decrease in other accrued expenses and payables	(6,860)
Net cash provided by operating securities	21,638,058

Cash flows from financing activities:
Decrease in reverse repurchase agreements	(7,196,000)
Proceeds on shares sold	1,735,062
Payment on shares redeemed	(16,107,382)
Distributions paid in cash, net of reinvestments	(69,738)
Net cash provided by financing activities	(21,638,058)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$1,234,664

Cash paid for interest	$366,827

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses, including interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$13.98	$13.57	$14.66	$13.84	$14.19

0.27 (1)	0.24 (1)	0.23	0.20	0.16
(1.99)	0.81	0.43	1.48	0.88
(1.72)	1.05	0.66	1.68	1.04

(0.29)	(0.24)	(0.23)	(0.20)	(0.16)
—	(0.40)	(1.52)	(0.66)	(1.23)
(0.29)	(0.64)	(1.75)	(0.86)	(1.39)
$11.97	$13.98	$13.57	$14.66	$13.84

-12.36%	7.93%	4.92%	12.56%	8.20%

$50.67	$72.94	$71.60	$77.75	$83.87
1.73%	2.31%	1.95%	1.57%	1.44%
2.05%	1.74%	1.67%	1.38%	1.22%
39%	30%	10%	36%	44%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$(778,114)	$778,114

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Derivatives – The Fund may invest in derivatives such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, provide a substitute for purchasing or selling particular securities, or increase potential income gain. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may allow the Fund to increase or decrease its level of risk more quickly and efficiently than transactions in other types of instruments. The main reason for utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors

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to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During fiscal year 2020, the Fund did not hold any derivative instruments.

j).
Repurchase and Reverse Repurchase Agreements – The Fund may enter into repurchase agreements and reverse repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. Transactions involving repurchase agreements and reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Interest on repurchase agreements and reverse repurchase agreements is included in interest receivable and interest payable, respectively.

In connection with repurchase agreements, securities pledged as collateral are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the fair value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

As of October 31, 2020, securities with a fair value of $23,997,384, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

k).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of October 31, 2020, please refer to the table in Note 9.

l).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this

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18

NOTES TO THE FINANCIAL STATEMENTS

change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $16,654,015 and $24,807,128, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and

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20

NOTES TO THE FINANCIAL STATEMENTS

facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $27,989 and 3.36%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $840,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$76,716,213
Gross tax unrealized appreciation	$3,603,621
Gross tax unrealized depreciation	(8,005,883)
Net tax unrealized appreciation/(depreciation)	$(4,402,262)
Undistributed ordinary income	$21,339
Undistributed long-term capital gains	3,150,288
Total distributable earnings	$3,171,627
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$(1,230,635)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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22

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$1,304,402	$1,318,071
Long-term capital gain	—	2,116,280
Total distributions	$1,304,402	$3,434,351

(1)  Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with which it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during fiscal year 2020 totaled $295,221 and are recorded as a component of interest expense in the Statement of Operations.

During fiscal year 2020, the average daily balance and average interest rate in effect for reverse repurchase agreements were $24,605,995 and 1.11%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2020:

Maturity Date	Amount	Interest Rate
November 12, 2020	$ 5,397,000	0.30%
December 17, 2020	$ 5,397,000	0.30%
January 14, 2021	$10,794,000	0.30%

Outstanding reverse repurchase agreements as of October 31, 2020, comprised 42.61% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—
$21,588,000	$—	$21,588,000	$21,588,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

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10).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2020, capital gains were declared and paid to shareholders of record on December 7, 2020, as follows:

Long-term
Investor Class	$0.76126

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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26

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND/EXPENSE EXAMPLE

Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$ 959.30	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.15

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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30

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
31

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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32

PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
33

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers of the Fund	36
Expense Example	40
Proxy Voting Policy and Proxy Voting Records	42
Availability of Quarterly Portfolio Schedule	42
Federal Tax Distribution Information	42
Important Notice Regarding Delivery of Shareholder Documents	42
Electronic Delivery	42
Liquidity Risk Management Program	43
Privacy Policy	43

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	3.74%	5.81%	7.52%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	4.16%	6.22%	7.87%
Blended Balanced Index	8.74%	8.59%	9.08%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios: 1.55% (Investor Class); 1.18% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance shown for periods including or prior to October 26, 2012, is that of the FBR Balanced Fund.

The Blended Balanced Index consists of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays Intermediate U.S. Government/Credit Index, which measures the performance of U.S. dollar-denominated Treasury securities and government-related and investment grade corporate securities that have $250 million or more of outstanding face value, are fixed rate and non-convertible, and have remaining maturities of greater than or equal to one year and less than 10 years. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA, Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark E. DeVaul, CFA, CPA and Samuel D. Hutchings, CFA
The London Company of Virginia, LLC (sub-advisor)

Portfolio Managers for Fixed Income Allocation: Gary B. Cloud, CFA, and Peter G. Greig, CFA
FCI Advisors (sub-advisor)

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Equity and Income Fund returned 3.74%, underperforming both the Blended Balanced Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 8.74% and 9.71%, respectively, for the same period.

Equities: It was a volatile 12-month period for stocks. The market rallied late in 2019, reflecting solid economic data. However, with the initial spread of COVID-19 during the first quarter of 2020, stocks fell significantly as many businesses shut down in response to the virus, pushing the U.S. economy into recession. The Federal Reserve and U.S. Government provided significant monetary and fiscal stimulus to buoy the economy and labor market began to recover, lifting equities beginning in April 2020. The Federal Reserve reduced the federal funds rate to near zero and was very accommodating with quantitative easing and a variety of lending programs. The broader market finished higher for the 12-month period.

In terms of factors impacting stocks over the 12-month period, growth stocks significantly outperformed value stocks across the market cap spectrum. Size and momentum also had positive impacts, while yield and quality had negative impacts. These factors were headwinds to the relative performance of the equity portion of the Fund, reflecting its more defensive positioning and focus on downside protection.

Both stock selection and sector allocation were headwinds to the Fund’s relative performance. The weakest names over the 12-month period included Southwest Airlines Co., Wells Fargo & Company, NewMarket Corporation, Carnival Corporation, and STORE Capital Corporation. The best performing stocks included Apple, Inc., FedEx Corporation, BlackRock, Inc., Alphabet, Inc. (Class C), and Progressive Corporation. The Fund no longer owns Southwest Airlines Co., Wells Fargo & Company, and Carnival Corporation. The Fund still owns the other listed securities.

Sector allocation had a slightly negative impact on the Fund’s relative performance. The Fund’s overweight position in Financials and underweight position in Information Technology had a negative impact on relative performance, partially offset by the positive impact of the Fund’s overweight position in Consumer Discretionary and underweight position in Utilities.

Fixed Income: The overweight positions in investment grade corporate credit and core plus holdings were the largest negative contributors to performance within the fixed income allocation over the 12-month period. The extra income and aging from these higher-yielding investment grade securities exceeded the amount represented in the benchmark but underperformed Treasury securities by a wide margin. Core plus securities, consisting mostly of preferred stocks and higher yielding credit-sensitive securities, have

HENNESSY FUNDS	1-800-966-4354

added significant value over prior years, but were re-rated lower in light of the COVID-19 pandemic. They underperformed Treasury securities, which have over a 55% weight in the Bloomberg Barclays Capital Intermediate U.S. Government/Credit Index, which is the benchmark for fixed income within the Blended Balanced Index. Portfolio duration, convexity, and non-parallel yield curve factors were fairly neutral compared to the benchmark, while sector and quality variables were negative contributors to performance.

Portfolio Strategy:

The Fund seeks a balanced portfolio with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The Fund’s fixed income allocation focuses on high-quality domestic corporate, agency, and government bonds.

Investment Commentary:

Equities: While we are encouraged by the recent improvement in the economic data, we note that risks remain. In the near term, the U.S. economy faces the dual risks of a spike in COVID-19 across parts of the country that could potentially lead to delayed openings or business closings and reduced unemployment benefits that could limit consumer income and consumer spending. Other risks include relatively high valuations for stocks and rising corporate and government debt. Longer term, we remain optimistic about the prospects for the U.S. economy.

Turning to monetary policy, the Federal Reserve has maintained the federal funds rate at 0-0.25% and remains committed to expanding its balance sheet to aid economic growth. We believe the Fed will remain very accommodative going forward, including using emergency lending facilities, if needed. Fed Chair Powell acknowledged that economic indicators continued to show improvement. While economic activity has improved since the lockdown, overall activity and employment remain below pre-pandemic levels. Looking ahead, we believe the chance of the Fed raising rates is very low. The dot plots suggest no rate hikes until 2023 at the earliest. The Federal Open Market Committee expects to keep rates in the current range until labor market conditions have reached maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time.

In terms of the equity market, we continue to believe that quality attributes and strong company fundamentals will lead to strong risk-adjusted returns over time. We believe investors in the Fund have the opportunity to own a group of competitively advantaged businesses (judged by return on capital) with stronger balance sheets (lower net debt/EBITDA) at a valuation roughly in line with the broader market. In an environment of potentially lower expected returns and greater volatility, we believe the Fund offers an attractive option for equity investors.

Fixed Income: It has been a tumultuous year in the fixed income markets as the COVID-19 pandemic and its associated economic lockdowns caused an immediate recession/depression in the global economy. Short-term interest rates were cut to zero once again, while the Fed deployed an expanded playbook to fight a sharp economic downturn and loss of investor confidence. In addition, the Fed completed a multi-year listening tour geared toward trying to better understand why reported inflation statistics have been stubbornly below their 2% target over the past decade or longer. The Fed acknowledged the breakdown in the relationship between employment and inflation and has initiated an average inflation targeting scheme going forward.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

The upshot of the new policy framework suggests that short-term rates could be held at the zero bound for an extended period, which may contribute to a steeper yield curve. The primary goal here is to generate a sustainable economic recovery that leads to full employment and some uptick in long-term inflation outcomes. We expect additional stimulus from elected officials will help ensure the economic recovery, which in turn should be supportive of investment grade and below investment grade borrowers. We believe the Fund’s overweight position in investment grade issuers will benefit from these developments.

As we look forward, we believe it is hard not to get excited about the opportunities in a post-COVID-19 world where some level of therapeutic or vaccine becomes widely available. It may be a longer recovery than normal in order to provide all economic stakeholders an opportunity to fully participate in the current economic expansion. The United States offers investors some of the highest government bond rates and the deepest financial markets in the world. The fixed income securities in the Fund should be able to participate in this expansion and provide a cushion in the portfolio when risk markets have their inevitable bouts of volatility.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including exchange-traded funds). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Duration is a measure of the sensitivity of the price (the value of the principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Return on capital is a ratio measuring the profitability of a firm expressed as a percentage of funds acquired from investors and lenders. Net Debt to EBITDA is a measurement of leverage, calculated as a company’s liabilities minus cash or cash equivalents, divided by its EBITDA. EBITDA is the acronym for earnings before interest, taxes, depreciation, and amortization, and it is a measure of a company’s operating performance.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Apple, Inc.	4.14%
Berkshire Hathaway, Inc., Class B	3.93%
Alphabet, Inc., Class C	3.62%
FedEx Corp.	2.87%
Visa, Inc., Class A	2.51%
Home Depot, Inc.	2.48%
Texas Instruments, Inc.	2.43%
Nestlé S.A. – ADR	2.34%
Norfolk Southern Corp.	2.31%
The Charles Schwab Corp.	2.27%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 58.14%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.86%
Alphabet, Inc., Class C (a)	2,524	$4,091,429	3.62%
Fox Corp.	52,576	1,394,316	1.23%
Verizon Communications, Inc.	39,808	2,268,658	2.01%
		7,754,403	6.86%

Consumer Discretionary – 9.30%
CarMax, Inc. (a)	27,236	2,354,280	2.08%
Dollar Tree, Inc. (a)	16,397	1,480,977	1.31%
Home Depot, Inc.	10,528	2,807,923	2.48%
Lowe’s Companies, Inc.	9,021	1,426,220	1.26%
O’Reilly Automotive, Inc. (a)	5,613	2,450,636	2.17%
		10,520,036	9.30%

Consumer Staples – 4.28%
Altria Group, Inc.	60,604	2,186,592	1.94%
Nestlé S.A. – ADR (b)	23,599	2,649,460	2.34%
		4,836,052	4.28%

Energy – 0.16%
Enbridge, Inc. (b)	1,575	43,407	0.04%
Kinder Morgan, Inc.	3,300	39,270	0.03%
Targa Resources Corp.	2,500	40,125	0.04%
The Williams Companies, Inc.	3,100	59,489	0.05%
		182,291	0.16%

Financials – 10.30%
Berkshire Hathaway, Inc., Class B (a)	21,972	4,436,147	3.93%
BlackRock, Inc.	4,076	2,442,380	2.16%
The Charles Schwab Corp.	62,455	2,567,525	2.27%
The Progressive Corp.	23,912	2,197,513	1.94%
		11,643,565	10.30%

Health Care – 4.27%
Bristol-Myers Squibb Co.	21,186	1,238,322	1.09%
Johnson & Johnson	14,574	1,998,241	1.77%
Pfizer, Inc.	44,780	1,588,794	1.41%
		4,825,357	4.27%

Industrials – 5.18%
FedEx Corp.	12,502	3,243,894	2.87%
Norfolk Southern Corp.	12,500	2,614,000	2.31%
		5,857,894	5.18%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 12.05%
Apple, Inc.	43,034	$4,684,681	4.14%
Cisco Systems, Inc.	41,330	1,483,747	1.31%
Citrix Systems, Inc.	16,534	1,872,806	1.66%
Texas Instruments, Inc.	18,966	2,742,294	2.43%
Visa, Inc., Class A	15,621	2,838,492	2.51%
		13,622,020	12.05%

Materials – 5.74%
Air Products and Chemicals, Inc.	9,113	2,517,375	2.23%
Martin Marietta Materials, Inc.	9,159	2,439,500	2.16%
NewMarket Corp.	4,279	1,530,555	1.35%
		6,487,430	5.74%

Total Common Stocks
(Cost $47,037,851)		65,729,048	58.14%

PREFERRED STOCKS – 3.13%

Communication Services – 0.08%
AT&T, Inc., Series C, 4.750%, Perpetual	3,450	87,251	0.08%

Consumer Discretionary – 0.02%
Ford Motor Co., 6.000%, 12/01/2059	1,125	28,440	0.02%

Consumer Staples – 0.15%
CHS, Inc., Series 3, 6.750% to 09/30/2024 then
3 Month LIBOR USD + 4.155%, Perpetual (f)	750	19,867	0.02%
CHS, Inc., Series 4, 7.500%, Perpetual	5,280	147,946	0.13%
		167,813	0.15%

Energy – 0.09%
Enbridge, Inc., Series B, 6.375% to 04/15/2023 then
3 Month LIBOR USD + 3.593%, 04/15/2078 (b)(f)	4,020	102,590	0.09%

Financials – 2.79%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	1,555	40,523	0.04%
American International Group, Inc., Series A, 5.850%, Perpetual	2,995	81,164	0.07%
Arch Capital Group Ltd., Series F, 5.450%, Perpetual (b)	3,465	90,436	0.08%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	1,845	47,011	0.04%
BancorpSouth Bank, Series A, 5.500%, Perpetual	1,155	30,145	0.03%
Bank of America Corp.
Series KK, 5.375%, Perpetual	1,630	43,146	0.04%
Series GG, 6.000%, Perpetual	2,455	65,868	0.06%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Capital One Financial Corp.
Series J, 4.800%, Perpetual	3,660	$90,658	0.08%
Series I, 5.000%, Perpetual	3,650	91,798	0.08%
Citigroup, Inc.
Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (f)	1,645	45,632	0.04%
Series J, 7.125% to 09/30/2023 then
3 Month LIBOR USD + 4.040%, Perpetual (f)	2,410	68,155	0.06%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024 then
3 Month LIBOR USD + 3.642%, Perpetual (f)	2,075	55,195	0.05%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	2,480	62,719	0.05%
Federal Agricultural Mortgage Corp., Series F, 5.250%, Perpetual	1,560	41,262	0.04%
Fifth Third Bancorp
Series K, 4.950%, Perpetual	3,200	83,776	0.07%
Series I, 6.625% to 12/31/2023 then
3 Month LIBOR USD + 3.710%, Perpetual (f)	1,750	49,490	0.04%
First Citizens BancShares, Inc., Series A, 5.375%, Perpetual	3,470	93,100	0.08%
First Horizon National Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (f)	1,185	30,549	0.03%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (f)	1,920	49,383	0.04%
First Republic Bank, Series J, 4.700%, Perpetual	1,025	26,691	0.02%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	2,940	80,762	0.07%
Huntington Bancshares, Inc., Series D, 6.250%, Perpetual	4,335	111,063	0.10%
JPMorgan Chase & Co., Series GG, 4.750%, Perpetual	3,365	89,307	0.08%
KeyCorp
Series F, 5.650%, Perpetual	1,455	38,543	0.03%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (f)	2,995	84,669	0.08%
Legg Mason, Inc., 5.450%, 09/15/2056	1,570	40,365	0.04%
MetLife, Inc., Series F, 4.750%, Perpetual	2,950	77,467	0.07%
Morgan Stanley
Series K, 5.850% to 04/15/2027 then
3 Month LIBOR USD + 3.491%, Perpetual (f)	750	21,135	0.02%
Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (f)	5,420	153,169	0.13%
Regions Financial Corp.
Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (f)	1,840	50,508	0.04%
Series B, 6.375% to 09/15/2024 then
3 Month LIBOR USD + 3.536%, Perpetual (f)	3,270	92,868	0.08%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (f)	4,360	119,900	0.11%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
SVB Financial Group, Series A, 5.250%, Perpetual	2,415	$62,742	0.06%
Synchrony Financial, Series A, 5.625%, Perpetual	3,890	97,600	0.09%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (f)	1,615	41,619	0.04%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (f)	1,520	39,079	0.03%
TCF Financial Corp., Series C, 5.700%, Perpetual	1,510	39,562	0.03%
The Allstate Corp.
Series H, 5.100%, Perpetual	2,305	61,728	0.06%
Series G, 5.625%, Perpetual	3,375	93,352	0.08%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (f)	1,930	53,615	0.05%
Series J, 5.500% to 05/10/2023 then
3 Month LIBOR USD + 3.640%, Perpetual (f)	2,020	52,944	0.05%
Truist Financial Corp.
Series R, 4.750%, Perpetual (a)	3,200	83,488	0.07%
Series O, 5.250%, Perpetual	3,250	87,588	0.08%
U.S. Bancorp
Series F, 6.500% to 01/15/2022 then
3 Month LIBOR USD + 4.468%, Perpetual (d)(f)	2,090	55,740	0.05%
Series B, 3.500% to 12/01/2020 then
3 Month LIBOR USD + 0.600%, Perpetual (f)	2,980	67,765	0.06%
Wells Fargo & Co.
Series Z, 4.750%, Perpetual	3,490	87,180	0.08%
Series R, 6.625% to 03/15/2024 then
3 Month LIBOR USD + 3.690%, Perpetual (f)	3,045	85,230	0.07%
		3,155,689	2.79%

Total Preferred Stocks
(Cost $3,373,049)		3,541,783	3.13%

REITS – 2.58%

Financials – 2.58%
Annaly Capital Management, Inc., Series F, 6.950% to 09/30/2022
then 3 Month LIBOR USD + 4.993%, Perpetual (f)	2,720	61,227	0.05%
Apollo Commercial Real Estate Finance, Inc.	4,130	35,931	0.03%
Chimera Investment Corp.	2,930	24,465	0.02%
Chimera Investment Corp.
Series A, 8.000%, Perpetual	2,635	59,525	0.05%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (f)	1,320	27,324	0.03%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

REITS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
Kimco Realty Corp. Series M, 5.250%, Perpetual	1,835	$47,031	0.04%
Monmouth Real Estate Investment Corp., Series C, 6.125%, Perpetual	3,195	79,556	0.07%
Starwood Property Trust, Inc.	2,730	38,138	0.03%
STORE Capital Corp.	96,523	2,480,641	2.20%
Vornado Realty Trust, Series M, 5.250%, Perpetual	2,565	62,432	0.06%

Total REITS
(Cost $2,977,326)		2,916,270	2.58%

CORPORATE BONDS – 19.89%

Communication Services – 1.00%
AT&T, Inc., 4.250%, 03/01/2027	980,000	1,128,018	1.00%

Consumer Discretionary – 1.16%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	1,000,000	1,095,270	0.97%
Starbucks Corp., 4.450%, 08/15/2049	175,000	213,328	0.19%
		1,308,598	1.16%

Energy – 2.00%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,080,324	0.96%
Husky Energy, Inc., 4.000%, 04/15/2024 (b)	750,000	778,303	0.69%
Ovintiv, Inc., 3.900%, 11/15/2021	400,000	400,955	0.35%
		2,259,582	2.00%

Financials – 9.70%
Aflac, Inc., 3.600%, 04/01/2030	300,000	348,346	0.31%
Dell International LLC / EMC Corp., 5.450%, 06/15/2023 (e)	1,220,000	1,342,878	1.19%
Discover Financial Services, 5.200%, 04/27/2022	900,000	958,114	0.85%
General Motors Financial Co, Inc., 3.700%, 05/09/2023	1,075,000	1,130,403	1.00%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	547,575	0.48%
4.000%, 05/15/2025	365,000	413,580	0.37%
Prudential Financial, Inc., 3.878%, 03/27/2028	400,000	467,721	0.41%
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	1,723,689	1.53%
5.625%, 04/01/2024	700,000	807,142	0.71%
Synchrony Financial
3.750%, 08/15/2021	350,000	356,404	0.31%
3.950%, 12/01/2027	650,000	709,450	0.63%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,343,857	1.19%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials (Continued)
Willis North America, Inc., 3.600%, 05/15/2024	750,000	$818,722	0.72%
		10,967,881	9.70%

Health Care – 2.37%
Bristol-Myers Squibb Co., 3.625%, 05/15/2024	1,000,000	1,098,769	0.97%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	828,604	0.73%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	755,299	0.67%
		2,682,672	2.37%

Industrials – 0.35%
General Electric Co., 3.625%, 05/01/2030	380,000	401,769	0.35%

Information Technology – 1.70%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	743,615	0.66%
Corning, Inc., 6.850%, 03/01/2029	275,000	359,952	0.32%
PayPal Holdings, Inc., 2.850%, 10/01/2029	750,000	819,860	0.72%
		1,923,427	1.70%

Materials – 1.61%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	1,057,370	0.94%
Goldcorp, Inc., 3.625%, 06/09/2021	750,000	757,613	0.67%
		1,814,983	1.61%

Total Corporate Bonds
(Cost $20,766,667)		22,486,930	19.89%

MORTGAGE-BACKED SECURITIES – 6.28%

Fannie Mae Pool
3.000%, 10/01/2043	1,644,889	1,747,987	1.55%
3.500%, 01/01/2042	326,958	352,141	0.31%
4.000%, 10/01/2041	373,460	410,043	0.36%
4.000%, 12/01/2041	329,898	362,606	0.32%
6.000%, 10/01/2037	120,529	140,971	0.13%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	96,946	96,199	0.08%
Series 2012-22, 2.000%, 11/25/2040	62,983	64,176	0.06%
Series 2012-16, 2.000%, 11/25/2041	76,185	78,902	0.07%
Series 2010-134, 2.250%, 03/25/2039	47,992	48,601	0.04%
Freddie Mac Gold Pool
3.000%, 05/01/2042	625,248	663,039	0.59%
3.000%, 09/01/2042	1,170,477	1,242,550	1.10%
3.500%, 01/01/2048	1,055,268	1,132,731	1.00%
5.500%, 04/01/2037	52,156	60,802	0.05%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES	Number of Shares/		% of
	Par Amount	Value	Net Assets
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	31,674	$31,888	0.03%
Series 4309, 2.000%, 10/15/2043	65,034	66,951	0.06%
Series 3928, 2.500%, 08/15/2040	91,765	93,645	0.08%
Series 3870, 2.750%, 01/15/2041	39,233	40,615	0.04%
Series 4016, 3.000%, 09/15/2039	125,754	126,650	0.11%
Series 4322, 3.000%, 05/15/2043	167,620	174,498	0.15%
Government National Mortgage Association,
Series 2013-24. 1.750%, 02/16/2043	159,984	163,702	0.15%

Total Mortgage-Backed Securities
(Cost $6,700,322)		7,098,697	6.28%

U.S. TREASURY OBLIGATIONS – 6.88%

U.S. Treasury Notes – 6.88%
U.S. Treasury Notes
0.625%, 03/31/2027	1,250,000	1,254,492	1.11%
0.625%, 08/15/2030	750,000	733,652	0.65%
1.750%, 05/15/2023	1,000,000	1,040,000	0.92%
1.875%, 07/31/2026	1,775,000	1,915,059	1.69%
2.750%, 02/15/2024	1,575,000	1,705,860	1.51%
3.000%, 10/31/2025	450,000	508,184	0.45%
3.125%, 11/15/2028	520,000	617,825	0.55%

Total U.S. Treasury Obligations
(Cost $7,431,910)		7,775,072	6.88%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 0.83%

Financials – 0.51%
Apollo Investment Corp.	4,375	33,119	0.03%
Ares Capital Corp.	3,345	46,261	0.04%
Bain Capital Specialty Finance, Inc.	3,380	30,961	0.03%
BlackRock TCP Capital Corp.	4,790	44,307	0.04%
FS KKR Capital Corp.	3,013	43,990	0.04%
Golub Capital BDC, Inc.	3,200	40,672	0.03%
Hercules Capital, Inc.	4,625	51,800	0.05%
Monroe Capital Corp.	6,150	40,283	0.03%
New Mountain Finance Corp.	4,755	43,104	0.04%
Oaktree Specialty Lending Corp.	11,905	54,287	0.05%
Sixth Street Specialty Lending, Inc.	2,650	43,619	0.04%
TCG BDC, Inc.	5,235	43,031	0.04%
TriplePoint Venture Growth BDC Corp.	5,675	59,871	0.05%
		575,305	0.51%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS)	of Shares	Value	Net Assets

Other Investment Companies – 0.32%
Vanguard High-Yield Corporate Fund	62,348	$360,369	0.32%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $1,247,696)		935,674	0.83%

SHORT-TERM INVESTMENTS – 2.07%

Money Market Funds – 2.07%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	2,338,843	2,338,843	2.07%

Total Short-Term Investments
(Cost $2,338,843)		2,338,843	2.07%

Total Investments
(Cost $91,873,664) – 99.80%		112,822,317	99.80%
Other Assets in Excess of Liabilities – 0.20%		223,071	0.20%

TOTAL NET ASSETS – 100.00%		$113,045,388	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.
(d)
Investment in affiliated security for the period from November 1, 2019, through March 30, 2020. Quasar Distributors, LLC, which serves as the Fund’s distributor, was a subsidiary of U.S. Bancorp Fund Services, LLC through March 30, 2020. Details of transactions with this affiliated company for the period November 1, 2019, through March 30, 2020, are as follows:

Preferred Stocks
U.S. Bancorp
Beginning Cost – November 1, 2019	$79,260
Purchase Cost	$9,634
Sales Cost	$(28,766)
Ending Cost – March 30, 2020	$60,128
Dividend Income	$2,110
Net Change in Unrealized Appreciation/Depreciation	$(1,592)
Realized Gain/Loss	$(3,290)
Shares	2,090
Market Value – March 30, 2020	$54,653

(e)
Rule 144A security. Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A securities may be resold in transactions exempt from registration to qualified institutional investors. As of October 31, 2020, the market value of this security totaled $1,342,878 which represents 1.19% of net assets.

(f)	Variable rate security; rate disclosed is the rate as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$7,754,403	$—	$—	$7,754,403
Consumer Discretionary	10,520,036	—	—	10,520,036
Consumer Staples	4,836,052	—	—	4,836,052
Energy	182,291	—	—	182,291
Financials	11,643,565	—	—	11,643,565
Health Care	4,825,357	—	—	4,825,357
Industrials	5,857,894	—	—	5,857,894
Information Technology	13,622,020	—	—	13,622,020
Materials	6,487,430	—	—	6,487,430
Total Common Stocks	$65,729,048	$—	$—	$65,729,048
Preferred Stocks
Communication Services	$87,251	$—	$—	$87,251
Consumer Discretionary	28,440	—	—	28,440
Consumer Staples	167,813	—	—	167,813
Energy	102,590	—	—	102,590
Financials	3,155,689	—	—	3,155,689
Total Preferred Stocks	$3,541,783	$—	$—	$3,541,783
REITS
Financials	$2,916,270	$—	$—	$2,916,270
Total REITS	$2,916,270	$—	$—	$2,916,270
Corporate Bonds
Communication Services	$—	$1,128,018	$—	$1,128,018
Consumer Discretionary	—	1,308,598	—	1,308,598
Energy	—	2,259,582	—	2,259,582
Financials	—	10,967,881	—	10,967,881
Health Care	—	2,682,672	—	2,682,672
Industrials	—	401,769	—	401,769
Information Technology	—	1,923,427	—	1,923,427
Materials	—	1,814,983	—	1,814,983
Total Corporate Bonds	$—	$22,486,930	$—	$22,486,930
Mortgage-Backed Securities	$—	$7,098,697	$—	$7,098,697
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$7,775,072	$—	$7,775,072
Total U.S. Treasury Obligations	$—	$7,775,072	$—	$7,775,072
Investment Companies (Excluding
Money Market Funds)
Financials	$575,305	$—	$—	$575,305
Other Investment Companies	360,369	—	—	360,369
Total Investment Companies (Excluding
Money Market Funds)	$935,674	$—	$—	$935,674
Short-Term Investments
Money Market Funds	$2,338,843	$—	$—	$2,338,843
Total Short-Term Investments	$2,338,843	$—	$—	$2,338,843
Total Investments	$75,461,618	$37,360,699	$—	$112,822,317

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $91,873,664)	$112,822,317
Dividends and interest receivable	398,527
Receivable for fund shares sold	172,477
Prepaid expenses and other assets	21,235
Total assets	113,414,556

LIABILITIES:
Payable for fund shares redeemed	190,884
Payable to advisor	79,533
Payable to administrator	24,276
Payable to auditor	23,104
Accrued distribution fees	8,144
Accrued service fees	4,548
Accrued trustees fees	3,937
Accrued expenses and other payables	34,742
Total liabilities	369,168
NET ASSETS	$113,045,388

NET ASSETS CONSISTS OF:
Capital stock	$85,981,123
Total distributable earnings	27,064,265
Total net assets	$113,045,388

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$51,291,589
Shares issued and outstanding	3,391,553
Net asset value, offering price, and redemption price per share	$15.12

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$61,753,799
Shares issued and outstanding	4,342,884
Net asset value, offering price, and redemption price per share	$14.22

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$1,970,215
Dividend income from affiliated securities(2)	2,110
Interest income	1,384,354
Total investment income	3,356,679

EXPENSES:
Investment advisory fees (See Note 5)	1,046,354
Sub-transfer agent expenses – Investor Class (See Note 5)	137,167
Sub-transfer agent expenses – Institutional Class (See Note 5)	63,062
Administration, accounting, custody, and transfer agent fees (See Note 5)	153,536
Distribution fees – Investor Class (See Note 5)	94,391
Service fees – Investor Class (See Note 5)	62,927
Federal and state registration fees	38,335
Compliance expense (See Note 5)	27,706
Audit fees	23,107
Reports to shareholders	15,616
Trustees’ fees and expenses	15,491
Legal fees	3,130
Interest expense (See Note 7)	90
Other expenses	17,469
Total expenses	1,698,381
NET INVESTMENT INCOME	$1,658,298

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments:
Unaffiliated investments	$8,397,229
Affiliated investments(2)	(3,290)
Net change in unrealized appreciation/depreciation on investments:
Unaffiliated investments	(5,502,106)
Affiliated investments(2)	(1,592)
Net gain on investments	2,890,241
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,548,539

(1)	Net of foreign taxes withheld of $12,014.
(2)	Investment in affiliated security for the period from November 1, 2019, through March 30, 2020.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$1,658,298	$2,527,023
Net realized gain on investments	8,393,939	12,163,724
Net change in unrealized
appreciation/depreciation on investments	(5,503,698)	257,624
Net increase in net assets resulting from operations	4,548,539	14,948,371

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,790,228)	(9,623,337)
Distributable earnings – Institutional Class	(6,055,327)	(8,312,271)
Total distributions	(11,845,555)	(17,935,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,170,684	4,045,914
Proceeds from shares subscribed – Institutional Class	6,516,349	9,963,578
Dividends reinvested – Investor Class	5,588,214	9,369,182
Dividends reinvested – Institutional Class	4,764,063	6,581,032
Cost of shares redeemed – Investor Class	(45,400,919)	(39,659,654)
Cost of shares redeemed – Institutional Class	(26,206,237)	(32,586,017)
Net decrease in net assets derived
from capital share transactions	(53,567,846)	(42,285,965)
TOTAL DECREASE IN NET ASSETS	(60,864,862)	(45,273,202)

NET ASSETS:
Beginning of year	173,910,250	219,183,452
End of year	$113,045,388	$173,910,250

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	79,272	268,813
Shares sold – Institutional Class	471,407	702,865
Shares issued to holders as reinvestment
of dividends – Investor Class	374,820	647,946
Shares issued to holders as reinvestment
of dividends – Institutional Class	340,132	481,833
Shares redeemed – Investor Class	(3,009,794)	(2,637,769)
Shares redeemed – Institutional Class	(1,899,718)	(2,309,628)
Net decrease in shares outstanding	(3,643,881)	(2,845,940)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$15.72	$15.82	$16.24	$15.61	$16.15

0.16 (1)	0.18 (1)	0.16	0.14	0.14
0.40	1.02	0.40	1.95	(0.16)
0.56	1.20	0.56	2.09	(0.02)

(0.16)	(0.17)	(0.14)	(0.12)	(0.13)
(1.00)	(1.13)	(0.84)	(1.34)	(0.39)
(1.16)	(1.30)	(0.98)	(1.46)	(0.52)
$15.12	$15.72	$15.82	$16.24	$15.61

3.74%	8.39%	3.44%	14.16%	-0.12%

$51.29	$93.51	$121.32	$155.33	$202.04
1.49%	1.46%	1.42%	1.43%	1.43%
1.08%	1.16%	0.89%	0.78%	0.84%
22%	16%	18%	15%	24%
The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$14.80	$14.93	$15.34	$14.76	$15.28

0.20 (1)	0.22 (1)	0.19	0.16	0.18
0.38	0.96	0.39	1.87	(0.13)
0.58	1.18	0.58	2.03	0.05

(0.22)	(0.24)	(0.20)	(0.18)	(0.20)
(0.94)	(1.07)	(0.79)	(1.27)	(0.37)
(1.16)	(1.31)	(0.99)	(1.45)	(0.57)
$14.22	$14.80	$14.93	$15.34	$14.76

4.16%	8.76%	3.86%	14.60%	0.30%

$61.75	$80.40	$97.86	$110.74	$129.91
1.12%	1.09%	1.02%	1.05%	1.03%
1.44%	1.53%	1.28%	1.16%	1.23%
22%	16%	18%	15%	24%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,292,412)	$2,292,412

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these

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amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

j).
New Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased noncontingently callable debt securities, specifying that such period ends at the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis. Management evaluated the impact of this change in guidance and concluded that it did not have a material impact on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS	1-800-966-4354

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $25,121,758 and $73,740,063, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020 were $3,088,738 and $15,022,674, respectively.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2020, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing

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agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,954 and 4.53%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $608,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$92,160,292
Gross tax unrealized appreciation	$23,864,959
Gross tax unrealized depreciation	(3,202,934)
Net tax unrealized appreciation/(depreciation)	$20,662,025
Undistributed ordinary income	$53,097
Undistributed long-term capital gains	6,349,143
Total distributable earnings	$6,402,240
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$27,064,265

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$1,715,695	$2,694,614
Long-term capital gain	10,129,860	15,240,994
Total distributions	$11,845,555	$17,935,608

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the UK Financial Conduct Authority, which regulates LIBOR, announced that it would no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021, meaning that LIBOR cannot continue on its current basis and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking, and the process for amending existing contracts or instruments to transition away from

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LIBOR remains unclear. The transition away from LIBOR may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Additionally, any alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund’s investments.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2020, capital gains were declared and paid to shareholders of record on December 7, 2020, as follows:

Long-term
Investor Class	$0.86006
Institutional Class	$0.80897

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Equity and Income Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

HENNESSY FUNDS	1-800-966-4354

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

WWW.HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

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HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,100.10	$7.87
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56

Institutional Class
Actual	$1,000.00	$1,102.50	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.69

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY BALANCED FUND

Investor Class  HBFBX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers of the Fund	22
Expense Example	25
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Liquidity Risk Management Program	27
Privacy Policy	27

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	-7.84%	3.11%	4.27%
50/50 Blended DJIA/Treasury Index	1.95%	6.54%	6.48%
Dow Jones Industrial Average	0.34%	11.12%	11.82%

Expense ratio: 1.89%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The NASDAQ Stock Market. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Hennessy Balanced Fund returned -7.84%, underperforming both the 50/50 Blended DJIA/Treasury Index (the Fund’s

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4

PERFORMANCE OVERVIEW

primary benchmark) and the Dow Jones Industrial Average, which returned 1.95% and 0.34%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of stock selection in the Energy, Consumer Staples, and Information Technology sectors, with Exxon Mobil Corporation, Walgreens Boots Alliance, Inc., and International Business Machines Corporation detracting from performance during the period. Offsetting these losses somewhat were investments in the Financials, Industrials, and Materials sectors, as JPMorgan Chase & Company, Caterpillar, Inc., and Dow, Inc. advanced during the period. Sector selection detracted from the Fund’s return on a relative basis with underweight positions in Information Technology and Consumer Discretionary and an overweight position in Energy.

The Fund continues to hold all the companies mentioned with the exception of Caterpillar, Inc.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries. As a result of this “balanced” strategy, the Fund may be expected to underperform equities in periods when equity markets rise and outperform equities in periods when equity markets fall. The Fund is designed to allow its investors to gain some exposure to the equity market while maintaining a significant share of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pays a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, together with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

If the market experiences a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event dividends rise.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.100%, 01/28/2021	20.85%
U.S. Treasury Bill, 0.200%, 06/17/2021	9.17%
U.S. Treasury Bill, 0.090%, 12/03/2020	8.33%
U.S. Treasury Bill, 0.085%, 11/05/2020	5.84%
Dow, Inc.	5.22%
JPMorgan Chase & Co.	5.15%
The Coca-Cola Co.	5.15%
3M Co.	5.00%
Verizon Communications, Inc.	4.94%
International Business Machines Corp.	4.70%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 47.04%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.94%
Verizon Communications, Inc.	10,400	$592,696	4.94%

Consumer Staples – 9.44%
The Coca-Cola Co.	12,850	617,571	5.15%
Walgreens Boots Alliance, Inc.	15,100	514,004	4.29%
		1,131,575	9.44%

Energy – 4.79%
Chevron Corp.	7,050	489,975	4.08%
Exxon Mobil Corp.	2,600	84,812	0.71%
		574,787	4.79%

Financials – 7.52%
JPMorgan Chase & Co.	6,300	617,652	5.15%
Travelers Companies, Inc.	2,350	283,669	2.37%
		901,321	7.52%

Health Care – 2.49%
Pfizer, Inc.	8,400	298,032	2.49%

Industrials – 5.00%
3M Co.	3,750	599,850	5.00%

Information Technology – 7.64%
Cisco Systems, Inc.	9,800	351,820	2.94%
International Business Machines Corp.	5,050	563,883	4.70%
		915,703	7.64%

Materials – 5.22%
Dow, Inc.	13,750	625,487	5.22%

Total Common Stocks
(Cost $6,094,963)		5,639,451	47.04%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 53.68%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.82%
First American Government Obligations
Fund, Institutional Class, 0.05% (a)	338,463	$338,463	2.82%

U.S. Treasury Bills – 50.86%
0.085%, 11/05/2020 (b)	700,000	699,880	5.84%
0.090%, 12/03/2020 (b)	1,000,000	998,667	8.33%
0.100%, 01/28/2021 (b)	2,500,000	2,499,486	20.85%
0.160%, 05/20/2021 (b)	300,000	299,847	2.50%
0.200%, 06/17/2021 (b)	1,100,000	1,099,358	9.17%
0.155%, 07/15/2021 (b)	500,000	499,664	4.17%
		6,096,902	50.86%

Total Short-Term Investments
(Cost $6,426,304)		6,435,365	53.68%

Total Investments
(Cost $12,521,267) – 100.72%		12,074,816	100.72%
Liabilities in Excess of Other Assets – (0.72)%		(86,609)	(0.72)%

TOTAL NET ASSETS – 100.00%		$11,988,207	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2020.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$592,696	$—	$—	$592,696
Consumer Staples	1,131,575	—	—	1,131,575
Energy	574,787	—	—	574,787
Financials	901,321	—	—	901,321
Health Care	298,032	—	—	298,032
Industrials	599,850	—	—	599,850
Information Technology	915,703	—	—	915,703
Materials	625,487	—	—	625,487
Total Common Stocks	$5,639,451	$—	$—	$5,639,451
Short-Term Investments
Money Market Funds	$338,463	$—	$—	$338,463
U.S. Treasury Bills	—	6,096,902	—	6,096,902
Total Short-Term Investments	$338,463	$6,096,902	$—	$6,435,365
Total Investments	$5,977,914	$6,096,902	$—	$12,074,816

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $12,521,267)	$12,074,816
Dividends and interest receivable	12,203
Prepaid expenses and other assets	7,796
Total assets	12,094,815

LIABILITIES:
Payable for fund shares redeemed	57,405
Payable to advisor	6,267
Payable to administrator	4,344
Payable to auditor	23,100
Accrued distribution fees	4,976
Accrued service fees	1,045
Accrued trustees fees	3,938
Accrued expenses and other payables	5,533
Total liabilities	106,608
NET ASSETS	$11,988,207

NET ASSETS CONSISTS OF:
Capital stock	$12,478,288
Accumulated deficit	(490,081)
Total net assets	$11,988,207

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$11,988,207
Shares issued and outstanding	1,106,143
Net asset value, offering price, and redemption price per share	$10.84

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income	$263,545
Interest income	96,275
Total investment income	359,820

EXPENSES:
Investment advisory fees (See Note 5)	73,265
Compliance expense (See Note 5)	27,710
Administration, accounting, custody, and transfer agent fees (See Note 5)	24,432
Audit fees	23,104
Federal and state registration fees	21,673
Distribution fees – Investor Class (See Note 5)	18,316
Trustees’ fees and expenses	13,268
Service fees – Investor Class (See Note 5)	12,211
Sub-transfer agent expenses – Investor Class (See Note 5)	7,378
Reports to shareholders	5,811
Legal fees	169
Other expenses	3,888
Total expenses	231,225
NET INVESTMENT INCOME	$128,595

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(37,345)
Net change in unrealized appreciation/depreciation on investments	(1,068,334)
Net loss on investments	(1,105,679)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(977,084)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$128,595	$130,489
Net realized gain (loss) on investments	(37,345)	507,439
Net change in unrealized
appreciation/depreciation on investments	(1,068,334)	107,778
Net increase (decrease) in net
assets resulting from operations	(977,084)	745,706

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(623,540)	(681,988)
Total distributions	(623,540)	(681,988)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,953,092	2,194,903
Dividends reinvested – Investor Class	613,858	673,592
Cost of shares redeemed – Investor Class	(1,281,653)	(2,249,250)
Net increase in net assets derived
from capital share transactions	1,285,297	619,245
TOTAL INCREASE (DECREASE) IN NET ASSETS	(315,327)	682,963

NET ASSETS:
Beginning of year	12,303,534	11,620,571
End of year	$11,988,207	$12,303,534

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	173,324	179,722
Shares issued to holders as reinvestment
of dividends – Investor Class	51,675	56,316
Shares redeemed – Investor Class	(112,932)	(183,674)
Net increase in shares outstanding	112,067	52,364

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$12.38	$12.34	$12.88	$12.68	$12.37

0.12 (1)	0.13 (1)	0.09	0.06	0.04
(1.04)	0.59	0.33	1.09	0.58
(0.92)	0.72	0.42	1.15	0.62

(0.12)	(0.13)	(0.08)	(0.05)	(0.04)
(0.50)	(0.55)	(0.88)	(0.90)	(0.27)
(0.62)	(0.68)	(0.96)	(0.95)	(0.31)
$10.84	$12.38	$12.34	$12.88	$12.68

-7.84%	6.05%	3.46%	9.56%	5.20%

$11.99	$12.30	$11.62	$12.24	$12.08
1.89%	1.88%	1.84%	1.82%	1.68%
1.05%	1.04%	0.70%	0.45%	0.33%
42%	52%	21%	31%	51%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2020, no such reclassifications were required for fiscal year 2020.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no

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14

NOTES TO THE FINANCIAL STATEMENTS

tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

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3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $3,150,361 and $2,473,399, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the

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18

NOTES TO THE FINANCIAL STATEMENTS

acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,539,947
Gross tax unrealized appreciation	$274,863
Gross tax unrealized depreciation	(739,994)
Net tax unrealized appreciation/(depreciation)	$(465,131)
Undistributed ordinary income	$2,835
Undistributed long-term capital gains	—
Total distributable earnings	$2,835
Other accumulated gain/(loss)	$(27,785)
Total accumulated gain/(loss)	$(490,081)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$27,785	Unlimited short-term

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As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$154,117	$133,769
Long-term capital gain	469,423	548,219
Total distributions	$623,540	$681,988

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Balanced Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Balanced Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND/EXPENSE EXAMPLE

Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$ 980.80	$9.26
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.42

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.86%, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 15.41%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY BP ENERGY FUND

Investor Class  HNRGX
Institutional Class  HNRIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy BP Energy Fund –
Investor Class (HNRGX)	-37.93%	-11.71%	-11.06%
Hennessy BP Energy Fund –
Institutional Class (HNRIX)	-37.80%	-11.46%	-10.85%
S&P 500® Energy Index	-46.43%	-12.43%	-12.02%
S&P 500® Index	9.71%	11.71%	10.93%

Expense ratios: 1.98% (Investor Class); 1.67% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Toby Loftin, and Ben Cook, CFA
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy BP Energy Fund returned -37.93%, outperforming the S&P 500 Energy Index (the Fund’s primary benchmark), which returned -46.43% for the same period, but underperforming the S&P 500 Index, which returned 9.71% for the same period.

The Fund’s outperformance relative to its primary benchmark was primarily due to its overweight position in renewable energy equities. Additionally, Fund performance benefited from holdings of natural gas producers, which generally performed better than crude oil producers because crude oil fundamentals deteriorated meaningfully in the first quarter of 2020. The Fund’s holdings in midstream companies detracted from relative performance as declining upstream sector activity and corresponding weakness in U.S. lower 48 crude oil and natural gas production volumes weighed negatively on pipeline operating company financial results.

Portfolio Strategy:

The Fund seeks to invest in companies across the energy value chain, including both hydrocarbons and renewable energy sources. This investible universe includes crude oil and natural gas exploration and production companies, oilfield service providers, midstream companies, refiners, and energy end users. The renewable energy value chain is composed of materials producers, machinery and equipment manufacturers, service providers, and utilities. We believe the inclusion of energy end users, such as industrials and transportation companies, differentiates the Fund from traditional energy funds that do not include such companies. We believe including such companies in the investment universe enables the Fund to hold a broader range of energy-related themes and provides greater flexibility to adjust sub-sector weightings based on our investment outlook. The Fund typically owns 25 to 40 securities and historically has had little overlap with the top holdings of commonly used energy and commodity equity benchmarks.

Investment Commentary:

Market conditions early in the period were relatively calm as supply restraint demonstrated by OPEC quota alliance members offset softening demand for crude oil associated with the lingering trade dispute between China and the United States. In March, crude oil market volatility jumped as a breakdown in OPEC’s quota alliance sent supplies higher while, at the same time, the onset of the COVID-19 pandemic triggered a rapid decline in demand. OPEC and non-OPEC quota alliance member countries were quick to reverse course and enact steep supply reductions in order to stabilize oil markets, but not before oil traded to historic lows, with NYMEX WTI pricing even reaching negative territory during April 2020. OPEC output restraint and volume curtailment in the United States and other non-OPEC countries improved the supply side of the equation. This, combined with improving global economic activity including rebounding demand in Asia, allowed for a modest price recovery during the remainder of the period, with NYMEX WTI pricing generally rangebound between $35 and $45 per barrel.

In contrast to the volatility in crude oil pricing, U.S. natural gas prices were relatively stable during the period due in part to the decline in natural gas drilling prior to the COVID-19 pandemic, as well as the steep decline in crude oil and associated gas production during the pandemic. This weighed on natural gas supplies and helped to

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balance market conditions as industrial and commercial demand began to decline. During the period, NYMEX Henry Hub natural gas prices traded within a range of $1.50 to $2.50 per thousand cubic feet (mcf).

Relative energy equity performance during the period generally tracked the directional influence of commodity prices, but also reflected an increasing investor preference for companies engaged in the development of renewable energy resources. Companies that facilitate the generation, transmission, or storage of renewable power of all sorts enjoyed meaningful outperformance relative to hydrocarbon-oriented peers.

The Fund took a defensive posture in March and April by reducing portfolio exposure to the large, integrated energy companies and crude oil producers with higher production costs in anticipation of lingering weakness in crude oil and refined product demand. Exposure to midstream companies was also modestly reduced as continued weakness in upstream production volumes was anticipated to weigh on U.S. lower 48 pipeline throughput volume. We increased portfolio exposure to natural gas producers due to relatively favorable supply and demand fundamentals, and we increased exposure to renewable energy to capture tailwinds associated with the improved renewable energy fundamentals.

We have been encouraged by the U.S. energy industry’s ability to adapt to difficult market conditions during the current downturn. Across the hydrocarbon energy value chain, companies have reduced capital spending and diminished workforce headcount to preserve financial flexibility. In the upstream sector, the pursuit of further cost reduction has prompted a wave of consolidation activity where operating cost redundancy presents meaningful cost saving opportunity. We are optimistic that the industry will not only endure but emerge as a more cost-efficient sector, capable of generating significant return once commodity prices improve.

We are also encouraged by the growth in the renewable energy market, which is being driven by technological advancement, cost reduction, and rising consumer preference for sustainable forms of power. We believe global efforts to reduce greenhouse gas emissions will provide attractive investment opportunities because the move away from carbon-intensive fuels will require significant capital to develop wind, solar, biofuel, and hydrogen energy resources. We expect that this transition will take place over the next several decades.

Overall, we remain optimistic regarding companies in the Energy sector, as many companies in the investment universe have adopted shareholder-friendly strategies. We believe management teams are more focused today on spending only as much as they generate from operating cash flows and on returning free cash flow to shareholders through dividends and share repurchases. Finally, we expect consolidation to remain a major sector theme in upcoming years, as U.S. companies seek to increase economies of scale, lower corporate costs, and deliver stronger corporate level returns on capital.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

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PERFORMANCE OVERVIEW

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company under the Internal Revenue Code. The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

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Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY BP ENERGY FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Comstock Resources, Inc.	8.35%
TPI Composites, Inc.	5.74%
Cabot Oil & Gas Corp.	5.68%
Cheniere Energy, Inc.	5.61%
Enterprise Products Partners LP	5.50%
Freeport-McMoRan, Inc.	5.40%
PDC Energy, Inc.	5.38%
MPLX LP	5.25%
Livent Corp.	5.02%
Valero Energy Corp.	4.69%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 85.10%	Number		% of
	of Shares	Value	Net Assets
Chemicals – 5.11%
Livent Corp. (a)	30,000	$322,500	5.11%

Downstream – 4.77%
Valero Energy Corp.	7,800	301,158	4.77%

Exploration & Production – 42.56%
Cabot Oil & Gas Corp.	20,510	364,873	5.78%
Comstock Resources, Inc. (a)	101,000	536,310	8.49%
Concho Resources, Inc.	4,560	189,285	3.00%
Diamondback Energy, Inc.	8,520	221,179	3.50%
EOG Resources, Inc.	8,590	294,122	4.66%
EQT Corp.	14,300	216,502	3.43%
Parsley Energy, Inc., – Class A	22,620	226,426	3.59%
PDC Energy, Inc. (a)	28,980	345,442	5.47%
Pioneer Natural Resources Co.	3,680	292,781	4.64%
		2,686,920	42.56%

Metals & Mining – 5.49%
Freeport-McMoRan, Inc.	20,000	346,800	5.49%

Midstream – 5.70%
Cheniere Energy, Inc. (a)	7,520	359,982	5.70%

Oil Services – 6.72%
Schlumberger Ltd. (b)	18,770	280,424	4.44%
TechnipFMC PLC (b)	26,000	143,780	2.28%
		424,204	6.72%

Renewable – 10.06%
First Solar, Inc. (a)	3,060	266,358	4.22%
TPI Composites, Inc. (a)	11,140	368,957	5.84%
		635,315	10.06%

Utility – 4.69%
NextEra Energy, Inc.	4,040	295,768	4.69%

Total Common Stocks
(Cost $7,181,343)		5,372,647	85.10%

The accompanying notes are an integral part of these financial statements.

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PARTNERSHIPS & TRUSTS – 14.78%	Number		% of
	of Shares	Value	Net Assets
Midstream – 14.78%
Enterprise Products Partners LP	21,309	$353,090	5.59%
MPLX LP	19,574	336,869	5.34%
Plains All American Pipeline LP	38,940	243,375	3.85%
		933,334	14.78%
Total Partnerships & Trusts
(Cost $1,771,772)		933,334	14.78%

SHORT-TERM INVESTMENTS – 0.00%

Money Market Funds – 0.00%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	185	185	0.00%

Total Short-Term Investments
(Cost $185)		185	0.00%

Total Investments
(Cost $8,953,300) – 99.88%		6,306,166	99.88%
Other Assets in Excess of Liabilities – 0.12%		7,315	0.12%

TOTAL NET ASSETS – 100.00%		$6,313,481	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Chemicals	$322,500	$—	$—	$322,500
Downstream	301,158	—	—	301,158
Exploration & Production	2,686,920	—	—	2,686,920
Metals & Mining	346,800	—	—	346,800
Midstream	359,982	—	—	359,982
Oil Services	424,204	—	—	424,204
Renewable	635,315	—	—	635,315
Utility	295,768	—	—	295,768
Total Common Stocks	$5,372,647	$—	$—	$5,372,647
Partnerships & Trusts
Midstream	$933,334	$—	$—	$933,334
Total Partnerships & Trusts	$933,334	$—	$—	$933,334
Short-Term Investments
Money Market Funds	$185	$—	$—	$185
Total Short-Term Investments	$185	$—	$—	$185
Total Investments	$6,306,166	$—	$—	$6,306,166

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $8,953,300)	$6,306,166
Receivable for fund shares sold	475
Receivable for securities sold	91,154
Return of capital receivable	18,292
Prepaid expenses and other assets	6,218
Total assets	6,422,305

LIABILITIES:
Payable for securities purchased	56,310
Payable for fund shares redeemed	7,111
Payable to advisor	4,005
Payable to auditor	23,100
Accrued distribution fees	1,603
Accrued service fees	227
Loans payable	1,000
Accrued trustees fees	3,938
Accrued expenses and other payables	11,530
Total liabilities	108,824
NET ASSETS	$6,313,481

NET ASSETS CONSISTS OF:
Capital stock	$51,046,948
Accumulated deficit	(44,733,467)
Total net assets	$6,313,481

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$2,497,607
Shares issued and outstanding	285,653
Net asset value, offering price, and redemption price per share	$8.74

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$3,815,874
Shares issued and outstanding	431,215
Net asset value, offering price, and redemption price per share	$8.85

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Distributions received from master limited partnerships	$398,979
Return of capital on distributions received	(398,979)
Dividend income from common stock(1)	585,544
Interest income	6,093
Total investment income	591,637

EXPENSES:
Investment advisory fees (See Note 5)	271,834
Administration, accounting, custody, and transfer agent fees (See Note 5)	35,510
Federal and state registration fees	34,015
Compliance expense (See Note 5)	27,714
Audit fees	23,102
Sub-transfer agent expenses – Investor Class (See Note 5)	7,037
Sub-transfer agent expenses – Institutional Class (See Note 5)	14,619
Trustees’ fees and expenses	13,829
Reports to shareholders	9,923
Distribution fees – Investor Class (See Note 5)	6,382
Interest expense (See Note 7)	4,524
Service fees – Investor Class (See Note 5)	4,255
Legal fees	1,868
Other expenses	7,427
Total expenses before waivers and reimbursements	462,039
Service provider expense waiver (See Note 5)	(4,981)
Expense reimbursement by advisor – Investor Class (See Note 5)	(22,749)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(38,580)
Net expenses	395,729
NET INVESTMENT INCOME	$195,908

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(19,552,986)
Net change in unrealized appreciation/depreciation on investments	3,844,502
Net loss on investments	(15,708,484)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,512,576)

(1)	Net of foreign taxes withheld and issuance fees of $4,578.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income (loss)	$195,908	$(122,873)
Net realized loss on investments	(19,552,986)	(21,032,537)
Net change in unrealized
appreciation/depreciation on investments	3,844,502	1,070,019
Net decrease in net assets resulting from operations	(15,512,576)	(20,085,391)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Institutional Class	(79,003)	—
Total distributions	(79,003)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,364,355	1,329,654
Proceeds from shares subscribed – Institutional Class	2,010,096	21,431,696
Dividends reinvested – Institutional Class	77,299	—
Cost of shares redeemed – Investor Class	(4,505,031)	(9,317,247)
Cost of shares redeemed – Institutional Class	(29,242,373)	(39,120,012)
Net decrease in net assets derived
from capital share transactions	(29,295,654)	(25,675,909)
TOTAL DECREASE IN NET ASSETS	(44,887,233)	(45,761,300)

NET ASSETS:
Beginning of year	51,200,714	96,962,014
End of year	$6,313,481	$51,200,714

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	265,356	83,075
Shares sold – Institutional Class	207,448	1,375,469
Shares issued to holders as reinvestment
of dividends – Institutional Class	5,019	—
Shares redeemed – Investor Class	(464,633)	(588,930)
Shares redeemed – Institutional Class	(2,892,945)	(2,524,419)
Net decrease in shares outstanding	(2,879,755)	(1,654,805)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(6)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended			Period Ended
October 31,			October 31,		Year Ended November 30,
2020		2019	2018(1)		2017	2016	2015

$14.08		$18.32	$19.47		$20.54	$16.41	$20.45

0.04		(0.07)	(0.20)		(0.23)	(0.15)	(0.10)
(5.38)		(4.17)	(0.95)		(0.84)	4.28	(3.46)
(5.34)		(4.24)	(1.15)		(1.07)	4.13	(3.56)

—		—	—		—	—	(0.48)
—		—	—		—	—	(0.48)
$8.74		$14.08	$18.32		$19.47	$20.54	$16.41

-37.93%		-23.14%	-5.91	%(3)	-5.21%	25.17%	-17.57%

$2.50		$6.83	$18.16		$22.66	$19.64	$18.72

2.59%		1.97%	1.82	%(4)	1.87%	1.89%	1.87%
2.03	%(5)	1.97%	1.82	%(4)	1.87%	1.89%	1.87%

(0.18)%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%	(0.51)%
0.38%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%	(0.51)%
73%		87%	72	%(3)	84%	83%	79%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(6)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended			Period Ended
October 31,			October 31,		Year Ended November 30,
2020		2019	2018(1)		2017	2016	2015

$14.26		$18.50	$19.61		$20.64	$16.46	$20.45

0.12		(0.02)	(0.15)		(0.19)	(0.11)	(0.04)
(5.50)		(4.22)	(0.96)		(0.84)	4.32	(3.47)
(5.38)		(4.24)	(1.11)		(1.03)	4.21	(3.51)

(0.03)		—	—		—	(0.03)	—
—		—	—		—	—	(0.48)
(0.03)		—	—		—	(0.03)	(0.48)
$8.85		$14.26	$18.50		$19.61	$20.64	$16.46

-37.80%		-22.92%	-5.66	%(3)	-4.99%	25.61%	-17.32%

$3.82		$44.37	$78.81		$122.45	$126.92	$100.05

2.01%		1.66%	1.57	%(4)	1.62%	1.60%	1.54%
1.77	%(5)	1.66%	1.57	%(4)	1.62%	1.60%	1.54%

0.79%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%	(0.20)%
1.03%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%	(0.20)%
73%		87%	72	%(3)	84%	83%	79%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy BP Energy Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$3,784	$(3,784)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

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i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be

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NOTES TO THE FINANCIAL STATEMENTS

valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $15,771,986 and $41,779,987, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2020, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

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NOTES TO THE FINANCIAL STATEMENTS

From October 26, 2018, through October 25, 2020, the Advisor contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2020, expenses subject to potential recovery were $22,749 for Investor Class shares and $38,580 for Institutional Class shares, which will expire in fiscal year 2023. The Advisor did not recoup expenses from the Fund during fiscal year 2020.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee

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schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $121,954 and 3.65%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $4,353,000. As of October 31, 2020, the Fund had a loan payable of $1,000.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$9,881,106
Gross tax unrealized appreciation	$668,142
Gross tax unrealized depreciation	(4,243,082)
Net tax unrealized appreciation/(depreciation)	$(3,574,940)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(41,158,527)
Total accumulated gain/(loss)	$(44,733,467)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$21,071,206	Unlimited long-term
19,658,006	Unlimited short-term

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $429,315. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$79,003	$—
Long-term capital gain	—	—
Total distributions	$79,003	$—

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Energy Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Energy Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, for the eleven months ended October 31, 2018, and each of the three years in the period ended November 30, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$ 980.90	$16.23
Hypothetical (5% return before expenses)	$1,000.00	$1,008.75	$16.46

Institutional Class
Actual	$1,000.00	$ 982.20	$14.60
Hypothetical (5% return before expenses)	$1,000.00	$1,010.41	$14.81

(1)
Expenses are equal to the Fund’s annualized expense ratio of 3.26% for Investor Class shares or 2.93% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY BP MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy BP Midstream Fund –
Investor Class (HMSFX)	-42.13%	-12.53%	-11.00%
Hennessy BP Midstream Fund –
Institutional Class (HMSIX)	-41.93%	-12.29%	-10.76%
Alerian US Midstream Energy Index(1)	-37.09%	-8.67%	-8.02%
S&P 500® Index	9.71%	11.71%	10.93%

Expense ratios:	Gross 1.89%, Net 1.76%(2) (Investor Class);
Gross 1.56%, Net 1.51%(2) (Institutional Class)

(1)
The Fund’s primary index has changed from the Alerian MLP Index to the Alerian US Midstream Energy Index, which better reflects the underlying holdings of the Fund. Each such index comprises energy infrastructure companies that earn a majority of their cash flows from midstream activities involving energy commodities. The Alerian US Midstream Energy Index includes a broad range of types of energy companies, and the Alerian MLP Index focuses solely on master limited partnerships. The average annual total returns of the Alerian MLP Index for the one-year, five-year, and since inception periods ended October 31, 2020, were -42.52%, -12.46%, and -12.24%, respectively.

(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2021.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index and the Alerian MLP Index each comprise companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is

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4

PERFORMANCE OVERVIEW

designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The Alerian MLP Index and the Alerian US Midstream Energy Index are servicemarks of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and their use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Toby Loftin and Ben Cook, CFA
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy BP Midstream Fund returned -42.13%, in line with the performance of the Alerian MLP Index (the Fund’s previous primary benchmark), which returned -42.52%, but underperforming both the Alerian US Midstream Energy Index (the Fund's new primary benchmark) and the S&P 500® Index, which returned -37.09% and 9.71%, respectively, for the same period.

The onset of the global COVID-19 pandemic negatively and dramatically affected energy supply and demand fundamentals and absolute performance of traditional hydrocarbon-based energy equities, including midstream equities held by the Fund. The significant decline in upstream sector activity and corresponding weakness in U.S. lower 48 crude oil and natural gas production volumes weighed on operating company financial results for many midstream businesses.

Midstream equities that outperformed during this period included large, diversified companies with integrated value chains, contracted fee-based cash flows with strong counterparties, exposure to better positioned assets or basins, strong balance sheets, and adequate liquidity. In addition, natural gas-focused midstream companies (particularly in better positioned dry gas basins like the Marcellus shale) with long-term “take or pay” contracts, also generally performed better relative to the overall midstream group. Conversely, “supply-push,” commodity-sensitive, less diversified businesses with elevated financial leverage, such as those in the natural gas gathering and processing (G&P) subsector, performed worse relative to the overall group. G&P assets often represent greater risk given their dependence on drilling activity, which tends to track upstream capital spending, which in turn is influenced by commodity price direction. As a result, plummeting oil prices due to the COVID-19 outbreak hurt these companies. Dedicated crude oil pipeline systems also experienced lower throughput from significantly lower rig activity. While “demand pull” assets have historically fared well, the pandemic also

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negatively impacted refined products systems and related equities, as they experienced lower throughput with lower motor gasoline demand and jet fuel demand, as examples.

As the impact of the COVID-19 pandemic became apparent, the Fund increased its exposure to “safe haven” diversified businesses as well as contracted, long-haul natural gas-focused midstream companies. New positions established during the period included TC Pipelines LP, Equitrans Midstream Corp., Enbridge Inc., and Holly Energy Partners LP. The Fund reduced its exposure to G&P equities and exited CNX Midstream Partners LP, Noble Midstream Partners LP, Western Midstream Partners LP, and Antero Midstream Corp. The Fund also exited Shell Midstream Partners LP and Phillips 66 Partners LP due to declining refined products demand (and regulatory risk in the case of Phillips 66 Partners LP). During the period, Tallgrass Energy LP was acquired and taken private.

Portfolio Strategy:

The Fund generally seeks to build a portfolio of midstream energy companies with the following characteristics: (i) large and strategically protected integrated businesses, linking economic basins to strong demand centers, (ii) contracted and visible cash flows with strong counterparties such as utilities or power consumers, and (iii) strong balance sheets. As the economic recovery unfolds, the Fund will likely continue to include “risked, quality beta” companies. We believe our industry experience and intensive, fundamental, “boots-on-the-ground” research process allows us to uncover potential equity mispricings that can meaningfully drive performance.

Investment Commentary:

We are optimistic about the investment return potential for midstream equities. Negative investor sentiment and the COVID-19 pandemic led to historically deep discounts on valuations, with outsized yields in a very low rate environment. Nonetheless, as midstream companies have worked to lower operating cost structures and optimize their businesses, many are now generating positive free cash flow after dividends and will be in position to further pay down debt, increase distributions or dividends, or potentially buy back stock. With greatly reduced capital expenditures and generally underutilized midstream assets, we also expect benefits related to operating leverage as system volumes improve. Additionally, we believe certain technical headwinds (such as MLP product fund outflows related to apparent tax loss selling and uncertainties related to the presidential election) have subsided. We expect the economy to continue to strengthen and benefit from businesses reopening, and as the impact of COVID-19 diminishes with treatments and expected vaccines, we believe these and other drivers should benefit energy fundamentals and equities.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

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PERFORMANCE OVERVIEW

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and therefore, is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 21%), as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily net asset value of the Fund and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

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Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY BP MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Enterprise Products Partners LP	13.04%
MPLX LP	11.04%
Plains All American Pipeline LP	10.42%
Energy Transfer LP	9.46%
Targa Resources Corp.	8.37%
The Williams Companies, Inc.	7.56%
Magellan Midstream Partners LP	7.41%
Equitrans Midstream Corp.	6.88%
Kinder Morgan, Inc.	6.85%
ONEOK, Inc.	5.48%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 39.59%	Number		% of
	of Shares	Value	Net Assets
Crude Oil & Refined Products – 4.29%
Enbridge, Inc. (a)	34,500	$950,820	4.29%

Gathering & Processing – 8.41%
Targa Resources Corp.	116,000	1,861,800	8.41%

Natural Gas/NGL Transportation – 26.89%
Equitrans Midstream Corp.	210,800	1,530,408	6.91%
Kinder Morgan, Inc.	128,090	1,524,271	6.88%
ONEOK, Inc.	42,026	1,218,754	5.50%
The Williams Companies, Inc.	87,652	1,682,042	7.60%
		5,955,475	26.89%
Total Common Stocks
(Cost $10,568,053)		8,768,095	39.59%

PARTNERSHIPS & TRUSTS – 57.72%

Crude Oil & Refined Products – 31.99%
Holly Energy Partners LP	57,700	661,242	2.98%
Magellan Midstream Partners LP	46,400	1,649,056	7.45%
MPLX LP	142,749	2,456,710	11.09%
Plains All American Pipeline LP	371,026	2,318,912	10.47%
		7,085,920	31.99%

Natural Gas/NGL Transportation – 25.73%
Energy Transfer LP	408,700	2,104,805	9.51%
Enterprise Products Partners LP	175,100	2,901,407	13.10%
TC PipeLines LP	24,560	691,364	3.12%
		5,697,576	25.73%
Total Partnerships & Trusts
(Cost $17,611,059)		12,783,496	57.72%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.88%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.88%
First American Government Obligations Fund,
Institutional Class, 0.05% (b)	415,919	$415,919	1.88%

Total Short-Term Investments
(Cost $415,919)		415,919	1.88%

Total Investments
(Cost $28,595,031) – 99.19%		21,967,510	99.19%
Other Assets in Excess of Liabilities – 0.81%		178,773	0.81%

TOTAL NET ASSETS – 100.00%		$22,146,283	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Crude Oil & Refined Products	$950,820	$—	$—	$950,820
Gathering & Processing	1,861,800	—	—	1,861,800
Natural Gas/NGL Transportation	5,955,475	—	—	5,955,475
Total Common Stocks	$8,768,095	$—	$—	$8,768,095
Partnerships & Trusts
Crude Oil & Refined Products	$7,085,920	$—	$—	$7,085,920
Natural Gas/NGL Transportation	5,697,576	—	—	5,697,576
Total Partnerships & Trusts	$12,783,496	$—	$—	$12,783,496
Short-Term Investments
Money Market Funds	$415,919	$—	$—	$415,919
Total Short-Term Investments	$415,919	$—	$—	$415,919
Total Investments	$21,967,510	$—	$—	$21,967,510

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $28,595,031)	$21,967,510
Dividends and interest receivable	46
Receivable for fund shares sold	6,563
Return of capital receivable	265,381
Deferred income tax	—
Prepaid expenses and other assets	6,498
Total assets	22,245,998

LIABILITIES:
Payable for fund shares redeemed	7,626
Payable to advisor	18,907
Payable to auditor	40,994
Accrued distribution fees	1,423
Accrued service fees	400
Accrued trustees fees	3,938
Accrued expenses and other payables	26,427
Total liabilities	99,715
NET ASSETS	$22,146,283

NET ASSETS CONSISTS OF:
Capital stock	$54,566,092
Accumulated deficit	(32,419,809)
Total net assets	$22,146,283

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$3,811,775
Shares issued and outstanding	686,298
Net asset value, offering price, and redemption price per share	$5.55

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$18,334,508
Shares issued and outstanding	3,229,707
Net asset value, offering price, and redemption price per share	$5.68

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Distributions received from master limited partnerships	$2,387,176
Return of capital on distributions received	(2,387,176)
Dividend income(1)	90,195
Interest income	1,256
Total investment income	91,451

EXPENSES:
Investment advisory fees (See Note 5)	344,842
Administration, accounting, custody, and transfer agent fees (See Note 5)	45,264
Audit fees	40,993
Federal and state registration fees	35,043
Sub-transfer agent expenses – Investor Class (See Note 5)	12,103
Sub-transfer agent expenses – Institutional Class (See Note 5)	22,891
Compliance expense (See Note 5)	27,353
Trustees’ fees and expenses	13,710
Distribution fees – Investor Class (See Note 5)	10,330
Reports to shareholders	8,895
Service fees – Investor Class (See Note 5)	6,887
Interest expense (See Note 7)	2,911
Legal fees	826
Other expenses	11,951
Income tax expense	—
Total expenses before waivers and reimbursements	583,999
Service provider expense waiver (See Note 5)	(10,552)
Expense reimbursement by advisor – Investor Class (See Note 5)	(22,658)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(60,422)
Net expenses	490,367
NET INVESTMENT LOSS	$(398,916)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(7,697,287)
Net change in unrealized appreciation/depreciation on investments	(5,793,719)
Income tax expense	—
Net loss on investments	(13,491,006)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,889,922)

(1)	Net of foreign taxes withheld of $3,162.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment loss	$(398,916)	$(416,883)
Net realized loss on investments	(7,697,287)	(7,333,710)
Net change in unrealized
appreciation/deprecation on investments	(5,793,719)	4,667,798
Net decrease in net assets resulting from operations	(13,889,922)	(3,082,795)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class	(901,142)	(1,434,045)
Return of capital – Institutional Class	(3,075,804)	(3,424,486)
Total distributions	(3,976,946)	(4,858,531)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,902,264	4,058,933
Proceeds from shares subscribed – Institutional Class	9,560,813	12,131,475
Dividends reinvested – Investor Class	876,530	1,406,032
Dividends reinvested – Institutional Class	2,999,051	3,358,312
Cost of shares redeemed – Investor Class	(3,867,332)	(14,125,321)
Cost of shares redeemed – Institutional Class	(12,434,812)	(39,908,798)
Net decrease in net assets derived
from capital share transactions	(963,486)	(33,079,367)
TOTAL DECREASE IN NET ASSETS	(18,830,354)	(41,020,693)

NET ASSETS:
Beginning of year	40,976,637	81,997,330
End of year	$22,146,283	$40,976,637

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	312,671	324,948
Shares sold – Institutional Class	1,568,094	1,014,731
Shares issued to holders as reinvestment
of dividends – Investor Class	112,216	116,121
Shares issued to holders as reinvestment
of dividends – Institutional Class	380,829	273,922
Shares redeemed – Investor Class	(582,063)	(1,182,757)
Shares redeemed – Institutional Class	(1,585,605)	(3,247,364)
Net increase (decrease) in shares outstanding	206,142	(2,700,399)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)
After expense reimbursement(3)
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes an estimated deferred tax expense/benefit of -1.32%. See Note 2.b in the Notes to the Financial Statements.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended		Period Ended
October 31,		October 31,		Year Ended November 30,
2020	2019	2018(1)		2017	2016	2015

$10.90	$12.66	$14.51		$16.54	$15.45	$22.25

(0.10)	(0.10)	(0.16)		(0.22)	(0.17)	(0.20)
(4.22)	(0.63)	(0.66)		(0.78)	2.29	(5.60)
(4.32)	(0.73)	(0.82)		(1.00)	2.12	(5.80)

(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
$5.55	$10.90	$12.66		$14.51	$16.54	$15.45

-42.13%	-6.28%	-6.15	%(4)	-6.49%	14.78%	-27.17%

$3.81	$9.20	$20.07		$16.86	$13.43	$8.76

2.12%	1.89%	1.86	%(5)	1.91%	2.21%	1.38	%(6)
1.76%	1.76%	1.78	%(5)	1.77%	1.74%	0.42	%(6)

(1.63)%	(0.92)%	(1.34	)%(5)	(1.50)%	(1.60)%	(1.97)%
(1.27)%	(0.79)%	(1.26	)%(5)	(1.36)%	(1.13)%	(1.01)%
53%	41%	64	%(4)	63%	139%	96%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(3)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)
After expense reimbursement(3)
Portfolio turnover rate(7)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Includes an estimated deferred tax expense/benefit of -1.32%. See Note 2.b in the Notes to the Financial Statements.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended		Period Ended
October 31,		October 31,		Year Ended November 30,
2020	2019	2018(1)		2017	2016	2015

$11.09	$12.83	$14.66		$16.66	$15.53	$22.28

(0.10)	(0.09)	(0.14)		(0.18)	(0.12)	(0.14)
(4.28)	(0.62)	(0.66)		(0.79)	2.28	(5.61)
(4.38)	(0.71)	(0.80)		(0.97)	2.16	(5.75)

(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
(1.03)	(1.03)	(1.03)		(1.03)	(1.03)	(1.00)
$5.68	$11.09	$12.83		$14.66	$16.66	$15.53

-41.93%	-6.10%	-5.94	%(4)	-6.25%	14.97%	-26.90%

$18.33	$31.78	$61.92		$82.59	$33.22	$15.72

1.79%	1.56%	1.58	%(5)	1.66%	1.95%	1.10	%(6)
1.51%	1.51%	1.52	%(5)	1.52%	1.48%	0.18	%(6)

(1.55)%	(0.76)%	(1.15	)%(5)	(1.28)%	(1.28)%	(1.63)%
(1.27)%	(0.71)%	(1.09	)%(5)	(1.14)%	(0.81)%	(0.71)%
53%	41%	64	%(4)	63%	139%	96%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy BP Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it will not be taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

In calculating the Fund’s daily net asset value, the Fund will account for its deferred tax asset and liability balances. In accordance with GAAP, the Fund will accrue a deferred income tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. This accrual will be based on the current effective federal income tax rate plus an estimated state income tax rate.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that at least some portion of a deferred income tax asset will not

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NOTES TO THE FINANCIAL STATEMENTS

be realized. From time to time as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. As of October 31, 2020, the Fund has placed a full valuation allowance on its deferred tax assets.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and income tax returns in various states.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

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In general, a distribution will constitute a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s cost basis in its Fund shares and thereafter generally will be taxable to the shareholder as a capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s cost basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and

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20

NOTES TO THE FINANCIAL STATEMENTS

interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

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Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $16,243,462 and $18,900,140, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2020, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2021.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2020, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2022	2023	Total
Investor Class	$22,275	$22,658	$44,933
Institutional Class	$22,981	$60,422	$83,403

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The Advisor did not recoup expenses from the Fund during fiscal year 2020.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

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24

NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $71,839 and 3.99%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $1,950,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$26,208,465
Gross tax unrealized appreciation	$742,852
Gross tax unrealized depreciation	(4,983,807)
Net tax unrealized appreciation/(depreciation)	$(4,240,955)

As of October 31, 2020, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$151,284
Capital loss	6,218,192
Unrealized (gain) loss on investments	1,243,698
Total deferred tax assets, net	7,613,174
Valuation allowance	(7,613,174)
Net	$—

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For fiscal year 2020, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the valuation allowance of the deferred tax assets.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of October 31, 2020, the Fund established a valuation allowance in the amount of $7,613,174 against its deferred tax assets.

To the extent the Fund has a net capital loss in any tax year, the net capital loss may be carried forward five years to offset any future realized capital gains. To the extent the Fund had a net operating loss that arose in a tax year ending prior to January 1, 2018, the effective date of the Tax Cuts and Jobs Act of 2017, the net operating loss may be carried forward 20 years to offset any future ordinary income.  Any net operating loss arising in a tax year ending after December 31, 2017, may be carried forward indefinitely. As of October 31, 2020, the Fund had capital loss carryforwards of $27,066,100 that expire as follows:

Amount	Expiration
$1,511,860	11/30/2020
2,137,300	11/30/2021
6,130,957	10/31/2023
8,971,423	10/31/2024
8,314,560	10/31/2025

As of October 31, 2020, the Fund had net operating loss carryforwards of $671,187 that expire as follows:

Amount	Expiration
$671,187	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$(2,916,885)
State income tax expense, net of federal benefit	(234,770)
Tax expense (benefit) on permanent items(1)	(2,017)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	3,153,672
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be

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26

NOTES TO THE FINANCIAL STATEMENTS

filed since inception of the Fund. No income tax returns are currently under examination. Generally, tax authorities can examine all tax returns filed for the last three years. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$—	$—
Long-term capital gain	—	—
Return of capital	3,976,946	4,858,531
Total distributions	$3,976,946	$4,858,531

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 1, 2020, distributions were declared and paid to shareholders of record on November 30, 2020, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Midstream Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Midstream Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the two years in the period then ended, for the eleven months ended October 31, 2018, and each of the three years in the period ended November 30, 2017, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, for the eleven months ended October 31, 2018, and each of the three years in the period ended November 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$ 849.40	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.92

Institutional Class
Actual	$1,000.00	$ 851.10	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.66

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Investor Class shares or 1.51% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354
35

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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36

PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	-12.49%	3.26%	8.54%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(1)	-12.22%	3.51%	8.67%
AGA Stock Index	-11.56%	4.56%	9.45%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios: 1.00% (Investor Class); 0.69% (Institutional Class)

(1)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

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4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Gas Utility Fund returned -12.49%, underperforming both the AGA Stock Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -11.56% and 9.71%, respectively, for the same period.

The Fund slightly underperformed its primary benchmark due to Fund expenses, the timing of cash flows, trading costs, and the impact of holding cash. The Fund underperformed the broader domestic equity market, as represented by the S&P 500® Index, in part due to strong investor preference for higher growth information technology equities in the wake of the COVID-19 pandemic. Among the holdings that detracted the most from Fund performance were Midstream company Kinder Morgan, Inc., natural gas utility Atmos Energy Corporation, and pipeline company TC Energy Corporation. Among the holdings that contributed the most to performance over the period were multi-utility companies WEC Energy Group, Inc. and National Grid PLC and electric utility Xcel Energy, Inc.

The Fund continues to hold all the companies mentioned because they all continue to be included in the AGA Stock Index.

Portfolio Strategy:

The Fund’s objective is to maintain a high correlation with its primary benchmark, the AGA Stock Index. The Fund seeks to achieve this goal by owning all of the companies in the AGA Stock Index in substantially the same proportion as their weightings in the AGA Stock Index. The Fund seeks total returns by investing in natural gas distribution companies with the potential for both income and long-term capital appreciation.

The investment thesis of the Fund is that competitive and stable pricing, abundant domestic supply, and new sources and uses of natural gas should lead to long-term, steady growth in demand that should drive growth in natural gas distribution. In turn, this should drive long-term growth in earnings of the companies held by the Fund. In addition, we believe that natural gas’s position as the cleanest of the fossil fuels should lead to additional increased demand, particularly from the electricity generation industry.

Investment Commentary:

We believe the strategy of the Fund remains compelling. The production of natural gas in the United States, in particular from shale producers, continues to grow steadily. Demand for natural gas from domestic sources, especially the power industry, also continues to trend upwards, despite softness due to the COVID-19 pandemic. In addition, exports of natural gas via pipelines to Mexico and in the form of liquid natural gas to the rest of the world remain a key demand component.
_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

HENNESSY FUNDS	1-800-966-4354
5

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Correlation measures the relationship between the changes of two or more financial variables over time.

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6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Cheniere Energy, Inc.	5.14%
Dominion Energy, Inc.	5.09%
WEC Energy Group, Inc.	5.07%
National Grid PLC – ADR	4.97%
Enbridge, Inc.	4.96%
Kinder Morgan, Inc.	4.94%
Sempra Energy	4.92%
The Southern Co.	4.88%
TC Energy Corp.	4.86%
Atmos Energy Corp.	4.82%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.96%	Number		% of
	of Shares	Value	Net Assets
Energy – 20.05%
Cheniere Energy, Inc. (a)	590,917	$28,287,197	5.14%
Enbridge, Inc. (b)	989,565	27,272,412	4.96%
Kinder Morgan, Inc.	2,282,101	27,157,002	4.94%
TC Energy Corp. (b)	678,153	26,759,917	4.86%
Tellurian, Inc. (a)	846,690	812,822	0.15%
		110,289,350	20.05%

Financials – 2.64%
Berkshire Hathaway, Inc., Class A (a)	48	14,520,001	2.64%

Utilities – 76.27%
Algonquin Power & Utilities Corp. (b)	227,864	3,452,140	0.63%
ALLETE, Inc.	675	34,816	0.01%
Ameren Corp.	72,940	5,916,893	1.08%
Atmos Energy Corp.	288,886	26,482,180	4.82%
Avangrid, Inc.	128,700	6,350,058	1.15%
Avista Corp.	40,572	1,347,802	0.25%
Black Hills Corp.	102,047	5,781,983	1.05%
Centerpoint Energy, Inc.	594,028	12,551,812	2.28%
Chesapeake Utilities Corp.	34,758	3,378,825	0.61%
CMS Energy Corp.	275,098	17,421,956	3.17%
Consolidated Edison, Inc.	205,236	16,108,974	2.93%
Corning Natural Gas Holding Corp.	7,099	108,970	0.02%
Dominion Energy, Inc.	348,477	27,996,642	5.09%
DTE Energy Co.	136,504	16,847,324	3.06%
Duke Energy Corp.	192,087	17,693,133	3.22%
Entergy Corp.	5,960	603,271	0.11%
Eversource Energy	74,775	6,525,614	1.19%
Exelon Corp.	175,131	6,985,976	1.27%
Fortis, Inc. (b)	225,076	8,890,502	1.62%
MDU Resources Group, Inc.	258,807	6,149,254	1.12%
MGE Energy, Inc.	22,829	1,484,342	0.27%
National Fuel Gas Co.	165,024	6,594,359	1.20%
National Grid PLC – ADR (b)	460,244	27,361,506	4.97%
New Jersey Resources Corp.	221,134	6,452,690	1.17%
NiSource, Inc.	716,181	16,450,678	2.99%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
Northwest Natural Holding Co.	90,503	$4,021,953	0.73%
NorthWestern Corp.	31,798	1,657,630	0.30%
ONE Gas, Inc.	157,575	10,878,978	1.98%
PG&E Corp. (a)	1,489,649	14,241,044	2.59%
PPL Corp.	70,919	1,950,272	0.35%
Public Service Enterprise Group, Inc.	276,290	16,066,263	2.92%
RGC Resources, Inc.	26,254	624,845	0.11%
Sempra Energy	215,940	27,070,238	4.92%
South Jersey Industries, Inc.	270,671	5,215,830	0.95%
Southwest Gas Holdings, Inc.	136,317	8,958,753	1.63%
Spire, Inc.	106,291	5,956,548	1.08%
The Southern Co.	466,900	26,823,405	4.88%
UGI Corp.	165,152	5,341,016	0.97%
Unitil Corp.	27,498	950,056	0.17%
WEC Energy Group, Inc.	277,440	27,896,592	5.07%
Xcel Energy, Inc.	183,799	12,871,444	2.34%
		419,496,567	76.27%
Total Common Stocks
Cost $307,689,408)		544,305,918	98.96%

PARTNERSHIPS – 0.37%

Energy – 0.37%
Plains GP Holdings LP, Class A	322,255	2,059,209	0.37%

Total Partnerships
(Cost $5,734,667)		2,059,209	0.37%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.73%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.73%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	3,995,401	$3,995,401	0.73%

Total Short-Term Investments
(Cost $3,995,401)		3,995,401	0.73%

Total Investments
(Cost $317,419,476) – 100.06%		550,360,528	100.06%
Liabilities in Excess of Other Assets – (0.06)%		(336,289)	(0.06)%

TOTAL NET ASSETS – 100.00%		$550,024,239	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$110,289,350	$—	$—	$110,289,350
Financials	14,520,001	—	—	14,520,001
Utilities	419,496,567	—	—	419,496,567
Total Common Stocks	$544,305,918	$—	$—	$544,305,918
Partnerships
Energy	$2,059,209	$—	$—	$2,059,209
Total Partnerships	$2,059,209	$—	$—	$2,059,209
Short-Term Investments
Money Market Funds	$3,995,401	$—	$—	$3,995,401
Total Short-Term Investments	$3,995,401	$—	$—	$3,995,401
Total Investments	$550,360,528	$—	$—	$550,360,528

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $317,419,476)	$550,360,528
Dividends and interest receivable	198,555
Receivable for fund shares sold	63,071
Return of capital receivable	657,057
Prepaid expenses and other assets	41,076
Total assets	551,320,287

LIABILITIES:
Payable for fund shares redeemed	659,669
Payable to advisor	193,111
Payable to administrator	110,154
Payable to auditor	23,100
Accrued distribution fees	98,206
Accrued service fees	42,405
Accrued trustees fees	3,938
Accrued expenses and other payables	165,465
Total liabilities	1,296,048
NET ASSETS	$550,024,239

NET ASSETS CONSISTS OF:
Capital stock	$327,209,215
Total distributable earnings	222,815,024
Total net assets	$550,024,239

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$483,561,636
Shares issued and outstanding	20,081,511
Net asset value, offering price, and redemption price per share	$24.08

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$66,462,603
Shares issued and outstanding	2,767,622
Net asset value, offering price, and redemption price per share	$24.01

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income(1)	$22,437,519
Interest income	25,685
Total investment income	22,463,204

EXPENSES:
Investment advisory fees (See Note 5)	2,753,609
Sub-transfer agent expenses – Investor Class (See Note 5)	1,104,223
Sub-transfer agent expenses – Institutional Class (See Note 5)	92,422
Distribution fees – Investor Class (See Note 5)	902,360
Administration, accounting, custody, and transfer agent fees (See Note 5)	752,394
Service fees – Investor Class (See Note 5)	601,574
Reports to shareholders	58,434
Federal and state registration fees	46,344
Compliance expense (See Note 5)	27,706
Trustees’ fees and expenses	25,581
Audit fees	23,097
Interest expense (See Note 7)	12,879
Legal fees	10,575
Other expenses	349,022
Total expenses	6,760,220
NET INVESTMENT INCOME	$15,702,984

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$54,725,195
Net change in unrealized appreciation/depreciation on investments	(171,354,296)
Net loss on investments	(116,629,101)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(100,926,117)

(1)	Net of foreign taxes withheld and issuance fees of $715,067.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$15,702,984	$18,043,168
Net realized gain on investments	54,725,195	63,413,446
Net change in unrealized
appreciation/depreciation on investments	(171,354,296)	46,797,092
Net increase (decrease) in net assets
resulting from operations	(100,926,117)	128,253,706

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(49,160,002)	(87,242,469)
Distributable earnings – Institutional Class	(7,345,698)	(10,746,642)
Total distributions	(56,505,700)	(97,989,111)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	14,476,846	27,141,120
Proceeds from shares subscribed – Institutional Class	14,135,940	29,423,854
Dividends reinvested – Investor Class	46,815,183	83,615,102
Dividends reinvested – Institutional Class	6,501,998	9,491,172
Cost of shares redeemed – Investor Class	(204,352,983)	(198,693,830)
Cost of shares redeemed – Institutional Class	(41,410,617)	(42,887,435)
Net decrease in net assets derived
from capital share transactions	(163,833,633)	(91,910,017)
TOTAL DECREASE IN NET ASSETS	(321,265,450)	(61,645,422)

NET ASSETS:
Beginning of year	871,289,689	932,935,111
End of year	$550,024,239	$871,289,689

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	561,691	951,713
Shares sold – Institutional Class	539,370	1,020,364
Shares issued to holders as reinvestment
of dividends – Investor Class	1,761,437	3,050,796
Shares issued to holders as reinvestment
of dividends – Institutional Class	245,860	346,698
Shares redeemed – Investor Class	(8,021,029)	(6,995,506)
Shares redeemed – Institutional Class	(1,643,216)	(1,502,291)
Net decrease in shares outstanding	(6,555,887)	(3,128,226)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$29.64	$28.68	$30.35	$28.57	$27.69

0.58 (1)	0.56 (1)	0.65	0.70	0.62
(4.14)	3.50	(1.52)	2.20	1.58
(3.56)	4.06	(0.87)	2.90	2.20

(0.56)	(0.62)	(0.64)	(0.72)	(0.69)
(1.44)	(2.48)	(0.16)	(0.40)	(0.63)
(2.00)	(3.10)	(0.80)	(1.12)	(1.32)
$24.08	$29.64	$28.68	$30.35	$28.57

-12.49%	15.28%	-2.86%	10.39%	8.52%

$483.56	$764.10	$825.18	$1,306.70	$1,454.93
1.02%	1.00%	1.01%	1.01%	1.01%
2.24%	1.98%	2.18%	2.34%	2.25%
16%	12%	14%	18%	38%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(6)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Calculated using the average shares outstanding method.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

			Period Ended
Year Ended October 31,			October 31,
2020	2019	2018	2017(1)

$29.56	$28.65	$30.32	$29.68

0.66 (2)	0.64 (2)	0.71	0.62
(4.13)	3.50	(1.47)	0.72
(3.47)	4.14	(0.76)	1.34

(0.64)	(0.73)	(0.75)	(0.70)
(1.44)	(2.50)	(0.16)	—
(2.08)	(3.23)	(0.91)	(0.70)
$24.01	$29.56	$28.65	$30.32

-12.22%	15.63%	-2.51%	4.56	%(3)(4)

$66.46	$107.18	$107.75	$84.62
0.70%	0.69%	0.65%	0.64	%(5)
2.57%	2.25%	2.47%	1.23	%(5)
16%	12%	14%	18	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$(7,964,097)	$7,964,097

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements,

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and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $106,951,393 and $304,915,085, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $328,648 and 3.85%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $8,078,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$371,183,621
Gross tax unrealized appreciation	$247,252,665
Gross tax unrealized depreciation	(68,075,758)
Net tax unrealized appreciation/(depreciation)	$179,176,907
Undistributed ordinary income	$860,991
Undistributed long-term capital gains	42,777,126
Total distributable earnings	$43,638,117
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$222,815,024

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$14,868,613	$18,139,310
Long-term capital gain	41,637,087	79,849,801
Total distributions	$56,505,700	$97,989,111

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2020, capital gains were declared and paid to shareholders of record on December 7, 2020, as follows:

Long-term
Investor Class	$1.93799
Institutional Class	$1.93335

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Gas Utility Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,000.70	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.18

Institutional Class
Actual	$1,000.00	$1,002.40	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.61

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Investor Class shares or 0.71% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	33
Liquidity Risk Management Program	33
Privacy Policy	34

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 0.35% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the 12 months ended October 31, 2020. Earlier in this period, just as China was starting to regain its footing after the U.S.-China trade agreement in late 2019, it was tripped up by yet another risk event: the outbreak of COVID-19. The Japanese market did not escape the substantial negative impact of the initial onset of COVID-19, but it rebounded throughout the remainder of the fiscal year, almost to the level before the sharp decline.

The health impact of the COVID-19 pandemic has been less severe in Japan compared to many other parts of the world. According to Financial Times, the seven-day rolling average of new COVID-19-related deaths per million as of October 31, 2020, was 3.5 for the European Union and 2.5 for the United States, while this figure for Japan was less than 0.1. This is surprising, especially given that the Japanese government never implemented the stringent lockdown measures that were put in place elsewhere. The Japanese cultural norms of wearing masks and greeting others by bowing instead of shaking hands or exchanging kisses may have played a key role in mitigating the spread of the virus.

Although Japan experienced a second wave of COVID-19 infections in August 2020, it appears to be subsiding. To help the economy recover, the government reacted swiftly to pass two stimulus packages totaling 40% of Japan’s GDP. The government’s reaction to the pandemic was far greater in scale and speed compared to its response to the 2008 financial crisis. As a result, Japan has been relatively unaffected by job and wage losses to date. In fact, the unemployment rate in September was just 3.0%. How quickly will things return to normal? It is very hard to say, but at least from a health crisis standpoint, it appears that Japan has been managing the situation quite well.

The economic reform policies of Japan’s new Prime Minister, Yoshihide Suga, are consistent thus far with those of the former Prime Minister, Shinzo Abe, who resigned in August for health reasons. For the longer term, we believe that the combination of a reform-minded government and a pro-inflation, pro-business central bank should continue to serve as a structural tailwind to the Japanese economy because they ensure (i) Japan’s low interest rate regime, (ii) a continuous push for better corporate governance, (iii) a benign currency environment, and (iv) the progress of other structural reforms, such as labor market reforms, to boost labor productivity.

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LETTER TO SHAREHOLDERS

If history is any guide, humankind has coped with pandemics and overcome the crises over many centuries. We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The outbreak of the COVID-19 pandemic and the resulting actions to control or slow the spread of the virus have had significant detrimental effects on global and domestic economies and on financial markets and industries. Hennessy Funds continues to monitor the impact of COVID-19, but we cannot determine the full impact this virus may have on Japanese stocks. In the future, this macroeconomic risk could have an adverse material financial impact on the Hennessy Funds.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	15.27%	12.24%	13.02%
Hennessy Japan Fund –
Institutional Class (HJPIX)	15.72%	12.67%	13.41%
Russell/Nomura Total MarketTM Index	1.38%	5.80%	6.56%
Tokyo Price Index (TOPIX)	0.35%	5.57%	6.46%

Expense ratios: 1.44% (Investor Class); 1.04% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market based on market capitalization. The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

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4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Japan Fund returned 15.27%, outperforming both the Russell/Nomura Total Market™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned 1.38% and 0.35%, respectively, for the same period in U.S. dollar terms.

Among positive contributors to the Fund’s performance during the period were telecom and internet conglomerate SoftBank Group Corp., the supplier of factory automation related sensors Keyence Corp., and global top market share bicycle parts manufacturer Shimano, Inc. The market cap of SoftBank Group Corp. has swelled thanks to its unprecedented share repurchasing program, as well as a continuous rally in shares of its key investment holdings. Keyence Corp. contributed positively to performance due to the expectation of growth of global sales. Shimano, Inc.’s stock price advanced as investors have recently started taking note of the possibility of acceleration in industry sales driven by consumers considering taking up cycling as a way of exercising in the COVID-19 social distancing world.

Main detractors to the Fund’s performance included financial services provider Mitsubishi UFJ Financial Group, Inc., trading company Mitsubishi Corp., and high-performance running shoemaker Asics Corp. The share price of Mitsubishi UFJ Financial Group, Inc. declined as the banking industry became mired in the COVID-19-led downward economic spiral this year after an already challenging period during 2018-2019 that was further exacerbated by U.S.-China trade tensions. Mitsubishi Corp. performed poorly because its businesses are exposed to global macro trends and its earnings were affected by the COVID-19-induced economic slump this year. Shares of Asics Corp. continued to lose ground on concerns of market share losses in key markets such as Europe, the United States, and China.

Of the companies mentioned, the Fund continues to hold SoftBank Group Corp., Keyence Corp., Shimano, Inc., Asics Corp. and Mitsubishi Corp.

Portfolio Strategy:

The Fund seeks long-term capital appreciation by investing in equity securities of Japanese companies regardless of market capitalization. We screen for companies that we believe have strong businesses and management and are trading at an attractive price. Through in-depth and rigorous analysis and on-site research, we identify stocks with a potential “value gap.” The portfolio is limited to our best ideas and maintains a concentrated number of holdings.

Investment Commentary:

Our portfolio approach is to construct a concentrated portfolio of what we believe are great Japan-based, global companies, and we hold these companies for the long term to capture the potential capital compounding effect. Seeking out great companies means looking not just for businesses with sustainably high returns on invested capital, but also for those that can grow consistently regardless of macroeconomic conditions. We think of

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such businesses as safe and sound businesses. In our portfolio, you will find consumer stocks that we consider defensive, economically-sensitive but high-quality industrials, and recession-resistant healthcare and internet stocks, as well as companies with diversified business portfolios. We aim to blend these types of businesses in the best way possible to pursue our goal of a portfolio that can be expected to perform better than average in both strong and weak markets. This serves as our first line of defense against the downside risk to the Fund’s performance in absolute as well as relative terms.

Despite our selective stock picking, our portfolio may be impacted by unexpected macroeconomic events. For example, a health crisis like the COVID-19 pandemic hits not just economically-sensitive companies but also more defensive consumer businesses as consumers curtail their spending even for small-ticket essentials. When this happens, we turn to another line of defense to attempt to limit the downside risk of the portfolio: the ability of our companies to overcome external headwinds. Our prior experience managing portfolios during prior economic challenges is helpful to us in managing through the current environment. Revisiting how the business fared during and after the 2008 financial crisis, the Asian Currency Crisis of the late 1990s, or the 2001 dot-com bubble crash is a very helpful exercise because it gives us insight into how the business will likely perform in the future when another crisis emerges. Through this, we find comfort in maintaining the existing holdings even when the stock price is under pressure for a prolonged period.
______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Nidec Corp.	6.13%
Daikin Industries, Ltd.	5.97%
Keyence Corp.	5.94%
Shimano, Inc.	5.92%
Sony Corp.	5.91%
SoftBank Group Corp.	5.77%
Unicharm Corp.	5.17%
Recruit Holdings Co., Ltd.	4.98%
Terumo Corp.	4.75%
MISUMI Group, Inc.	4.65%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.77%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 9.16%
SoftBank Group Corp.	664,900	$43,307,470	5.77%
Z Holdings Corp.	3,644,600	25,414,015	3.39%
		68,721,485	9.16%

Consumer Discretionary – 24.53%
Asics Corp.	591,200	7,386,154	0.98%
Fast Retailing Co., Ltd.	49,100	34,249,306	4.56%
Mercari, Inc. (a)	500,900	21,059,018	2.81%
Nitori Holdings Co., Ltd.	158,700	32,621,845	4.35%
Shimano, Inc.	194,200	44,416,563	5.92%
Sony Corp.	532,000	44,350,968	5.91%
		184,083,854	24.53%

Consumer Staples – 15.02%
Ariake Japan Co., Ltd.	195,000	12,491,730	1.66%
Kao Corp.	395,200	28,137,730	3.75%
Rohto Pharmaceutical Co., Ltd.	1,064,500	33,279,460	4.44%
Unicharm Corp.	838,100	38,779,641	5.17%
		112,688,561	15.02%

Financials – 2.46%
Anicom Holdings, Inc.	1,748,400	18,468,809	2.46%

Health Care – 11.66%
Asahi Intecc Co. Ltd.	181,800	5,633,650	0.75%
Olympus Corp.	894,000	17,114,809	2.28%
PeptiDream, Inc. (a)	127,600	5,896,790	0.79%
Takeda Pharmaceutical Co., Ltd.	751,300	23,217,133	3.09%
Terumo Corp.	969,300	35,674,118	4.75%
		87,536,500	11.66%

Industrials – 26.98%
Daikin Industries, Ltd.	239,400	44,799,702	5.97%
Kubota Corp.	1,234,300	21,449,749	2.86%
MISUMI Group, Inc.	1,174,300	34,876,209	4.65%
Mitsubishi Corp.	804,700	17,953,964	2.39%
Nidec Corp.	455,400	45,996,346	6.13%
Recruit Holdings Co., Ltd.	982,100	37,369,569	4.98%
		202,445,539	26.98%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 6.94%
Keyence Corp.	98,200	$44,565,369	5.94%
Murata Manufacturing Co. Ltd.	106,800	7,489,741	1.00%
		52,055,110	6.94%

Real Estate – 1.02%
Relo Group, Inc.	320,600	7,694,008	1.02%

Total Common Stocks
(Cost $493,386,325)		733,693,866	97.77%

SHORT-TERM INVESTMENTS – 2.56%

Money Market Funds – 2.56%
First American Government Obligations Fund,
Institutional Class, 0.05% (b)	19,228,874	19,228,874	2.56%

Total Short-Term Investments
(Cost $19,228,874)		19,228,874	2.56%

Total Investments
(Cost $512,615,199) – 100.33%		752,922,740	100.33%
Liabilities in Excess of Other Assets – (0.33)%		(2,512,959)	(0.33)%

TOTAL NET ASSETS – 100.00%		$750,409,781	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$68,721,485	$—	$68,721,485
Consumer Discretionary	—	184,083,854	—	184,083,854
Consumer Staples	—	112,688,561	—	112,688,561
Financials	—	18,468,809	—	18,468,809
Health Care	—	87,536,500	—	87,536,500
Industrials	—	202,445,539	—	202,445,539
Information Technology	—	52,055,110	—	52,055,110
Real Estate	—	7,694,008	—	7,694,008
Total Common Stocks	$—	$733,693,866	$—	$733,693,866
Short-Term Investments
Money Market Funds	$19,228,874	$—	$—	$19,228,874
Total Short-Term Investments	$19,228,874	$—	$—	$19,228,874
Total Investments	$19,228,874	$733,693,866	$—	$752,922,740

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $512,615,199)	$752,922,740
Dividends and interest receivable	1,912,829
Receivable for fund shares sold	1,157,188
Prepaid expenses and other assets	76,969
Total assets	756,069,726

LIABILITIES:
Payable for securities purchased	4,096,995
Payable for fund shares redeemed	757,332
Payable to advisor	498,472
Payable to administrator	135,424
Payable to auditor	23,100
Accrued distribution fees	19,420
Accrued service fees	10,458
Accrued trustees fees	3,938
Accrued expenses and other payables	114,806
Total liabilities	5,659,945
NET ASSETS	$750,409,781

NET ASSETS CONSISTS OF:
Capital stock	$536,810,069
Total distributable earnings	213,599,712
Total net assets	$750,409,781

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$142,300,562
Shares issued and outstanding	3,325,827
Net asset value, offering price, and redemption price per share	$42.79

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$608,109,219
Shares issued and outstanding	13,759,873
Net asset value, offering price, and redemption price per share	$44.19

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income(1)	$7,038,451
Interest income	99,787
Total investment income	7,138,238

EXPENSES:
Investment advisory fees (See Note 5)	5,299,898
Administration, accounting, custody, and transfer agent fees (See Note 5)	723,092
Sub-transfer agent expenses – Investor Class (See Note 5)	189,246
Sub-transfer agent expenses – Institutional Class (See Note 5)	499,801
Distribution fees – Investor Class (See Note 5)	124,372
Service fees – Investor Class (See Note 5)	82,914
Federal and state registration fees	62,571
Reports to shareholders	41,171
Compliance expense (See Note 5)	27,711
Audit fees	23,103
Trustees’ fees and expenses	22,826
Interest expense (See Note 7)	19,759
Legal fees	9,358
Other expenses	60,764
Total expenses	7,186,586
NET INVESTMENT LOSS	$(48,348)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(26,459,008)
Net change in unrealized appreciation/depreciation on investments	106,104,850
Net gain on investments	79,645,842
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,597,494

(1)	Net of foreign taxes withheld of $782,050.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income (loss)	$(48,348)	$3,262,016
Net realized gain (loss) on investments	(26,459,008)	941,773
Net change in unrealized
appreciation/depreciation on investments	106,104,850	64,311,703
Net increase in net assets resulting from operations	79,597,494	68,515,492

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(117,483)	(35,216)
Distributable earnings – Institutional Class	(3,035,473)	(1,309,459)
Total distributions	(3,152,956)	(1,344,675)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	83,467,464	35,974,622
Proceeds from shares subscribed – Institutional Class	203,244,073	382,329,976
Dividends reinvested – Investor Class	113,374	34,287
Dividends reinvested – Institutional Class	2,957,410	1,275,785
Cost of shares redeemed – Investor Class	(37,788,252)	(60,746,390)
Cost of shares redeemed – Institutional Class	(276,664,005)	(230,489,467)
Net increase (decrease) in net assets derived
from capital share transactions	(24,669,936)	128,378,813
TOTAL INCREASE IN NET ASSETS	51,774,602	195,549,630

NET ASSETS:
Beginning of year	698,635,179	503,085,549
End of year	$750,409,781	$698,635,179

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,016,527	1,043,125
Shares sold – Institutional Class	5,338,605	10,907,846
Shares issued to holders as reinvestment
of dividends – Investor Class	2,962	1,053
Shares issued to holders as reinvestment
of dividends – Institutional Class	75,037	38,071
Shares redeemed – Investor Class	(1,040,377)	(1,770,416)
Shares redeemed – Institutional Class	(7,587,792)	(6,541,834)
Net increase (decrease) in shares outstanding	(1,195,038)	3,677,845

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019	2018		2017	2016

$37.17		$33.63	$32.75		$27.81	$24.07

(0.14	)(1)	0.05 (1)	(0.00	)(2)	(0.03)	(0.11)
5.81		3.50	0.89		4.97	3.85
5.67		3.55	0.89		4.94	3.74

(0.02)		(0.01)	(0.01)		—	—
(0.03)		—	—		—	—
(0.05)		(0.01)	(0.01)		—	—
$42.79		$37.17	$33.63		$32.75	$27.81

15.27%		10.60%	2.70%		17.76%	15.54%

$142.30		$87.22	$103.33		$84.44	$61.85
1.43%		1.43%	1.43%		1.46%	1.50%
(0.37)%		0.14%	(0.02)%		(0.15)%	(0.38)%
23%		9%	1%		0%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$38.37	$34.67	$33.64	$28.45	$24.55

0.02 (1)	0.21 (1)	0.15	0.03	(0.01)
5.99	3.60	0.91	5.16	3.91
6.01	3.81	1.06	5.19	3.90

(0.16)	(0.11)	(0.03)	—	—
(0.03)	—	—	—	—
(0.19)	(0.11)	(0.03)	—	—
$44.19	$38.37	$34.67	$33.64	$28.45

15.72%	11.02%	3.14%	18.24%	15.89%

$608.11	$611.41	$399.76	$177.42	$67.78
1.04%	1.03%	1.01%	1.05%	1.17%
0.04%	0.59%	0.49%	0.30%	(0.03)%
23%	9%	1%	0%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2020, no such reclassifications were required for fiscal year 2020.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $148,027,933 and $169,158,053, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2020, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.36% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing

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agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $586,628 and 3.31%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $30,500,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$513,053,167
Gross tax unrealized appreciation	$251,274,283
Gross tax unrealized depreciation	(11,393,482)
Net tax unrealized appreciation/(depreciation)	$239,880,801
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(26,281,089)
Total accumulated gain/(loss)	$213,599,712

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$22,090,536	Unlimited long-term
3,684,715	Unlimited short-term

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $505,838. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$2,630,335	$1,344,675
Long-term capital gain	522,621	—
Total distributions	$3,152,956	$1,344,675

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

HENNESSY FUNDS	1-800-966-4354
27

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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28

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,252.60	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.30

Institutional Class
Actual	$1,000.00	$1,255.00	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Investor Class shares or 1.03% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2020, the Fund earned no foreign-source income and paid no foreign taxes.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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32

PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

HENNESSY FUNDS	1-800-966-4354
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Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

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34

PRIVACY POLICY

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	35
Liquidity Risk Management Program	35
Privacy Policy	36

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

The Japanese stock market gained 0.35% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the 12 months ended October 31, 2020. Earlier in this period, just as China was starting to regain its footing after the U.S.-China trade agreement in late 2019, it was tripped up by yet another risk event: the outbreak of COVID-19. The Japanese market did not escape the substantial negative impact of the initial onset of COVID-19, but it rebounded throughout the remainder of the fiscal year, almost to the level before the sharp decline.

The health impact of the COVID-19 pandemic has been less severe in Japan compared to many other parts of the world. According to Financial Times, the seven-day rolling average of new COVID-19-related deaths per million as of October 31, 2020, was 3.5 for the European Union and 2.5 for the United States, while this figure for Japan was less than 0.1. This is surprising, especially given that the Japanese government never implemented the stringent lockdown measures that were put in place elsewhere. The Japanese cultural norms of wearing masks and greeting others by bowing instead of shaking hands or exchanging kisses may have played a key role in mitigating the spread of the virus.

Although Japan experienced a second wave of COVID-19 infections in August 2020, it appears to be subsiding. To help the economy recover, the government reacted swiftly to pass two stimulus packages totaling 40% of Japan’s GDP. The government’s reaction to the pandemic was far greater in scale and speed compared to its response to the 2008 financial crisis. As a result, Japan has been relatively unaffected by job and wage losses to date. In fact, the unemployment rate in September was just 3.0%. How quickly will things return to normal? It is very hard to say, but at least from a health crisis standpoint, it appears that Japan has been managing the situation quite well.

The economic reform policies of Japan’s new Prime Minister, Yoshihide Suga, are consistent thus far with those of the former Prime Minister, Shinzo Abe, who resigned in August for health reasons. For the longer term, we believe that the combination of a reform-minded government and a pro-inflation, pro-business central bank should continue to serve as a structural tailwind to the Japanese economy because they ensure (i) Japan’s low interest rate regime, (ii) a continuous push for better corporate governance, (iii) a benign currency environment, and (iv) the progress of other structural reforms, such as labor market reforms, to boost labor productivity.

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LETTER TO SHAREHOLDERS

If history is any guide, humankind has coped with pandemics and overcome the crises over many centuries. We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The outbreak of the COVID-19 pandemic and the resulting actions to control or slow the spread of the virus have had significant detrimental effects on global and domestic economies and on financial markets and industries. Hennessy Funds continues to monitor the impact of COVID-19, but we cannot determine the full impact this virus may have on Japanese stocks. In the future, this macroeconomic risk could have an adverse material financial impact on the Hennessy Funds.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	3.27%	11.50%	13.02%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	3.69%	11.90%	13.23%
Russell/Nomura Small CapTM Index	-0.65%	6.74%	8.56%
Tokyo Price Index (TOPIX)	0.35%	5.57%	6.46%

Expense ratios: 1.52% (Investor Class); 1.12% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

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4

PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Takenari Okumura, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Japan Small Cap Fund returned 3.27%, outperforming both the Russell/Nomura Small Cap™ Index (the Fund’s primary benchmark), and the Tokyo Stock Price Index (TOPIX), which returned -0.65% and 0.35%, respectively, for the same period in U.S. dollar terms.

Although the COVID-19 pandemic dramatically impacted the market environment in the early part of 2020, the stock market rebounded throughout the remainder of the period. For the 12 months ended October 31, 2020, small-cap and mid-cap stocks underperformed large-cap stocks. We believe this is because the rebound was driven primarily by large-cap stocks and indices and because of the slow recovery of domestic demand in Japan compared to other countries.

In terms of individual stocks, internet-based life insurance company Lifenet Insurance Co. was the best contributor to the Fund’s performance. The company benefited from the rapid increase in online life insurance purchases and in the number of subscribers gained through advertising amidst the COVID-19 pandemic. Kobe Bussan Co., Ltd., a low-priced wholesale food production and distribution company, also contributed positively to Fund performance again this year. The company enjoyed strong sales because more people chose to cook at home due to COVID-19 and preferred low-priced products in the uncertain economy. The stock price of Cosmos Pharmaceutical Corp., a drug store operator, also performed well. The company benefitted from increased sales of masks, disinfectants, and related items, and a higher frequency of store visits resulted in increased sales of other products as well.

The stock that contributed most negatively to the Fund’s performance was Nishimoto Co., Ltd. The company’s main business is the export of food products to supermarkets and restaurants in Europe and the United States, which were negatively impacted by COVID-19 related restrictions. Sato Holdings Corp., which manufactures barcode-related equipment, also contributed negatively. Their sales suffered from the effects of COVID-19, which decreased existing customer usage and new sales. The stock of Hanwa Co., Ltd., a steel-related trading company, performed poorly as they announced that the steel market was deteriorating and that the losses from the company’s South African mine were increasing.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy and Investment Commentary:

Japanese companies’ performance appears to have bottomed out in a wide range of industries, partly due to the recovery of the Chinese economy. Although there are concerns about a further rise in COVID-19 infections, the virus appears to have subsided in Japan and Asia, and the impact on the Japanese economy is thought to be small. On the other hand, continued friction between the United States and China and the uncertainty surrounding the impact of the results of the U.S. presidential election continue to be a risk.

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In this environment, the Japanese stock market has a large investment capacity for foreign investors, and we believe that the possibility of foreign investors shifting funds to Japanese stocks is high. We also believe that there are many Japanese stocks whose stock prices have been sluggish despite the recovery in business performance, as the rising stocks so far have been mostly digital-related names. If COVID-19 infections remain under control in Japan, we will proceed with the sale of stocks that have risen significantly so far and will continue to invest in stocks that have remained attractive in valuation relative to their expected performance after recovery. In addition, we seek to invest in companies that can respond positively to structural changes due to digitalization and deregulation.
_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
EF-ON, Inc.	2.40%
Hito Communications Holdings, Inc.	2.30%
Pacific Industrial Co., Ltd.	2.27%
METAWATER Co., Ltd.	2.25%
SBS Holdings, Inc.	2.21%
Digital Garage, Inc.	2.18%
Ship Healthcare Holdings, Inc.	2.18%
Kito Corp.	2.14%
Iwatani Corp.	2.13%
Senko Group Holdings Co., Ltd.	2.11%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.81%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.77%
Kakaku.com, Inc.	22,600	$597,260	0.74%
Septeni Holdings Co., Ltd.	226,300	836,142	1.03%
		1,433,402	1.77%

Consumer Discretionary – 12.13%
Matsuoka Corp.	72,700	1,550,347	1.92%
Musashi Seimitsu Industry Co., Ltd.	150,600	1,574,194	1.94%
NGK Spark Plug Co. Ltd.	26,900	473,089	0.59%
Nojima Corp.	58,000	1,627,771	2.01%
Pacific Industrial Co., Ltd.	183,300	1,840,829	2.27%
Saizeriya Co., Ltd.	61,700	1,070,959	1.32%
Seiren Co., Ltd.	106,400	1,686,218	2.08%
		9,823,407	12.13%

Consumer Staples – 6.58%
Cosmos Pharmaceutical Corp.	9,400	1,596,491	1.97%
Kobe Bussan Co., Ltd.	29,800	838,425	1.03%
Nippon Flour Mills Co. Ltd.	50,300	806,803	1.00%
Nishimoto Co., Ltd.	61,700	1,103,791	1.36%
Starzen Co., Ltd.	10,300	383,366	0.47%
Yoshimura Food Holdings KK (a)	75,100	605,109	0.75%
		5,333,985	6.58%

Energy – 2.13%
Iwatani Corp.	38,100	1,728,695	2.13%

Financials – 3.85%
AEON Financial Service Co., Ltd.	137,600	1,409,279	1.74%
Lifenet Insurance Co. (a)	115,900	1,706,795	2.11%
		3,116,074	3.85%

Health Care – 3.35%
CYBERDYNE, Inc. (a)	138,100	947,065	1.17%
Ship Healthcare Holdings, Inc.	37,300	1,769,973	2.18%
		2,717,038	3.35%

Industrials – 39.42%
Bell System24 Holdings, Inc.	102,400	1,545,519	1.91%
Benefit One, Inc.	67,100	1,679,156	2.07%
Daihen Corp.	43,800	1,693,878	2.09%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Fugi Corp.	83,600	$1,680,692	2.07%
Hanwa Co., Ltd.	86,500	1,677,035	2.07%
Hito Communications Holdings, Inc.	143,100	1,859,190	2.30%
Juki Corp.	125,800	533,243	0.66%
Kawada Technologies, Inc.	33,900	1,415,191	1.75%
Kito Corp.	140,700	1,734,822	2.14%
METAWATER Co., Ltd.	77,600	1,819,332	2.25%
MIRAIT Holdings Corp.	111,200	1,583,059	1.95%
Mitsubishi Logisnext Co., Ltd.	175,800	1,483,828	1.83%
Morita Holdings Corp.	38,900	711,133	0.88%
Nichiha Corp.	15,900	463,312	0.57%
Nihon Flush Co., Ltd.	110,600	1,426,281	1.76%
Nippon Koei Co., Ltd.	59,500	1,568,579	1.94%
Okamura Corp.	57,800	441,421	0.54%
Sato Holdings Corp.	74,300	1,414,795	1.75%
SBS Holdings, Inc.	78,400	1,786,836	2.21%
Senko Group Holdings Co., Ltd.	191,200	1,709,914	2.11%
Takeei Corp.	157,000	1,530,431	1.89%
Tatsuta Electric Wire and Cable Co., Ltd.	121,000	652,272	0.81%
Tocalo Co., Ltd.	152,200	1,517,180	1.87%
		31,927,099	39.42%

Information Technology – 16.44%
Digital Garage, Inc.	49,600	1,763,538	2.18%
Elecom Co., Ltd.	33,200	1,662,671	2.05%
Macnica Fuji Electronics Holdings, Inc.	91,200	1,630,993	2.01%
Mimaki Engineering Co., Ltd. (a)	209,200	816,131	1.01%
Nihon Unisys Ltd.	49,500	1,459,084	1.80%
Nippon Signal Company, Ltd.	153,600	1,337,689	1.65%
Poletowin Pitcrew Holdings, Inc.	89,900	783,181	0.97%
Rorze Corp.	12,700	565,635	0.70%
SIIX Corp.	73,500	870,968	1.08%
Towa Corp.	74,400	860,350	1.06%
Transcosmos, Inc.	57,300	1,563,147	1.93%
		13,313,387	16.44%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 6.58%
Asia Pile Holdings Corp.	355,700	$1,549,607	1.91%
Kanto Denka Kogyo Co., Ltd.	111,400	751,733	0.93%
Sanyo Chemical Industries Ltd.	34,800	1,474,750	1.82%
Tokyo Ohka Kogyo Co., Ltd.	26,200	1,551,295	1.92%
		5,327,385	6.58%

Real Estate – 3.16%
Star Mica Holdings Co., Ltd.	115,400	1,555,114	1.92%
Tosei Corp.	100,300	1,005,074	1.24%
		2,560,188	3.16%

Utilities – 2.40%
EF-ON, Inc.	260,200	1,947,814	2.40%

Total Common Stocks
(Cost $72,453,818)		79,228,474	97.81%

SHORT-TERM INVESTMENTS – 1.95%

Money Market Funds – 1.95%
First American Government Obligations Fund,
Institutional Class, 0.05% (b)	1,577,366	1,577,366	1.95%

Total Short-Term Investments
(Cost $1,577,366)		1,577,366	1.95%

Total Investments
(Cost $74,031,184) – 99.76%		80,805,840	99.76%
Other Assets in Excess of Liabilities – 0.24%		192,178	0.24%

TOTAL NET ASSETS – 100.00%		$80,998,018	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$1,433,402	$—	$1,433,402
Consumer Discretionary	—	9,823,407	—	9,823,407
Consumer Staples	—	5,333,985	—	5,333,985
Energy	—	1,728,695	—	1,728,695
Financials	—	3,116,074	—	3,116,074
Health Care	—	2,717,038	—	2,717,038
Industrials	—	31,927,099	—	31,927,099
Information Technology	—	13,313,387	—	13,313,387
Materials	—	5,327,385	—	5,327,385
Real Estate	—	2,560,188	—	2,560,188
Utilities	—	1,947,814	—	1,947,814
Total Common Stocks	$—	$79,228,474	$—	$79,228,474
Short-Term Investments
Money Market Funds	$1,577,366	$—	$—	$1,577,366
Total Short-Term Investments	$1,577,366	$—	$—	$1,577,366
Total Investments	$1,577,366	$79,228,474	$—	$80,805,840

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $74,031,184)	$80,805,840
Dividends and interest receivable	428,511
Receivable for fund shares sold	60,456
Prepaid expenses and other assets	15,545
Total assets	81,310,352

LIABILITIES:
Payable for securities purchased	87,017
Payable for fund shares redeemed	87,360
Payable to advisor	55,735
Payable to administrator	17,579
Payable to auditor	23,100
Accrued distribution fees	8,553
Accrued service fees	3,985
Accrued trustees fees	3,937
Accrued expenses and other payables	25,068
Total liabilities	312,334
NET ASSETS	$80,998,018

NET ASSETS CONSISTS OF:
Capital stock	$74,791,843
Total distributable earnings	6,206,175
Total net assets	$80,998,018

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$46,413,365
Shares issued and outstanding	2,951,291
Net asset value, offering price, and redemption price per share	$15.73

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$34,584,653
Shares issued and outstanding	2,219,943
Net asset value, offering price, and redemption price per share	$15.58

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income(1)	$1,555,076
Interest income	23,344
Total investment income	1,578,420

EXPENSES:
Investment advisory fees (See Note 5)	780,324
Sub-transfer agent expenses – Investor Class (See Note 5)	122,827
Sub-transfer agent expenses – Institutional Class (See Note 5)	29,989
Administration, accounting, custody, and transfer agent fees (See Note 5)	118,242
Distribution fees – Investor Class (See Note 5)	79,752
Service fees – Investor Class (See Note 5)	53,168
Federal and state registration fees	44,586
Compliance expense (See Note 5)	27,712
Audit fees	23,099
Trustees’ fees and expenses	14,904
Reports to shareholders	14,868
Interest expense (See Note 7)	3,305
Legal fees	1,514
Other expenses	14,027
Total expenses	1,328,317
NET INVESTMENT INCOME	$250,103

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,449,101
Net change in unrealized appreciation/depreciation on investments	(6,227,200)
Net loss on investments	(1,778,099)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,527,996)

(1)	Net of foreign taxes withheld of $172,786.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$250,103	$628,672
Net realized gain (loss) on investments	4,449,101	(3,898,603)
Net change in unrealized
appreciation/depreciation on investments	(6,227,200)	9,297,065
Net increase (decrease) in net assets
resulting from operations	(1,527,996)	6,027,134

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(876,351)	(3,091,719)
Distributable earnings – Institutional Class	(1,083,137)	(3,196,949)
Total distributions	(1,959,488)	(6,288,668)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	10,928,761	16,258,683
Proceeds from shares subscribed – Institutional Class	17,157,226	30,397,388
Dividends reinvested – Investor Class	843,742	3,007,874
Dividends reinvested – Institutional Class	990,566	2,892,147
Cost of shares redeemed – Investor Class	(30,850,983)	(54,044,581)
Cost of shares redeemed – Institutional Class	(44,670,336)	(67,515,691)
Net decrease in net assets derived
from capital share transactions	(45,601,024)	(69,004,180)
TOTAL DECREASE IN NET ASSETS	(49,088,508)	(69,265,714)

NET ASSETS:
Beginning of year	130,086,526	199,352,240
End of year	$80,998,018	$130,086,526

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	740,416	1,129,349
Shares sold – Institutional Class	1,237,542	2,150,721
Shares issued to holders as reinvestment
of dividends – Investor Class	52,999	211,079
Shares issued to holders as reinvestment
of dividends – Institutional Class	63,013	206,255
Shares redeemed – Investor Class	(2,138,457)	(3,779,544)
Shares redeemed – Institutional Class	(3,253,564)	(4,821,215)
Net decrease in shares outstanding	(3,298,051)	(4,903,355)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$15.43	$14.99	$14.92	$11.29	$10.29

0.01 (1)	0.03 (1)	0.05	0.08	0.03
0.50	0.88	0.35	3.77	1.31
0.51	0.91	0.40	3.85	1.34

(0.21)	—	(0.05)	(0.12)	—
—	(0.47)	(0.28)	(0.10)	(0.34)
(0.21)	(0.47)	(0.33)	(0.22)	(0.34)
$15.73	$15.43	$14.99	$14.92	$11.29

3.27%	6.30%	2.64%	34.82%	13.44%

$46.41	$66.30	$100.93	$69.86	$26.23
1.55%	1.52%	1.46%	1.60%	1.91%
0.09%	0.23%	0.21%	0.26%	0.25%
17%	21%	35%	41%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$15.28	$14.83	$14.72	$11.33	$10.30

0.07 (1)	0.09 (1)	0.11	0.05	0.06
0.50	0.86	0.36	3.78	1.31
0.57	0.95	0.47	3.83	1.37

(0.27)	(0.04)	(0.08)	(0.10)	—
—	(0.46)	(0.28)	(0.34)	(0.34)
(0.27)	(0.50)	(0.36)	(0.44)	(0.34)
$15.58	$15.28	$14.83	$14.72	$11.33

3.69%	6.73%	3.12%	35.17%	13.73%

$34.58	$63.78	$98.42	$28.71	$3.42
1.13%	1.12%	1.04%	1.19%	1.63%
0.45%	0.61%	0.77%	0.80%	0.63%
17%	21%	35%	41%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2020, no such reclassifications were required for fiscal year 2020.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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20

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (“REITs”). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $16,412,380 and $60,886,618, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

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24

NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2020, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing

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agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $72,205 and 4.50%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $9,020,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$74,114,181
Gross tax unrealized appreciation	$17,412,208
Gross tax unrealized depreciation	(10,717,076)
Net tax unrealized appreciation/(depreciation)	$6,695,132
Undistributed ordinary income	$382,610
Undistributed long-term capital gains	—
Total distributable earnings	$382,610
Other accumulated gain/(loss)	$(871,567)
Total accumulated gain/(loss)	$6,206,175

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$871,567	Unlimited short-term

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$1,959,488	$275,405
Long-term capital gain	—	6,013,263
Total distributions	$1,959,488	$6,288,668

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Small Cap Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,191.70	$8.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.01

Institutional Class
Actual	$1,000.00	$1,193.90	$6.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Investor Class shares or 1.15% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2020, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$1,727,862	$172,786

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

HENNESSY FUNDS	1-800-966-4354
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Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

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PRIVACY POLICY

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	-1.33%	7.74%	8.98%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	-1.06%	8.14%	9.20%
Russell 1000® Index Financials	-8.04%	8.50%	10.97%
Russell 1000® Index	10.87%	11.79%	13.05%

Expense ratios: 1.83% (Investor Class); 1.44% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financials sector of the large-cap U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in

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4

PERFORMANCE OVERVIEW

the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Large Cap Financial Fund returned -1.33%, outperforming the Russell 1000® Index Financials (the Fund’s primary benchmark), which returned -8.04%, but underperforming the Russell 1000® Index, which returned 10.87%, for the same period.

The Fund’s outperformance relative to its primary benchmark predominantly stemmed from its holdings of financial technology companies within the Information Technology sector, specifically certain payment processing companies. Top positive contributors included Square, Inc. (Class A), PayPal Holdings, Inc., and Apple, Inc. Insurance brokers and banks, including SelectQuote, Inc., Citigroup, Inc., and Wells Fargo & Company, were among the biggest detractors from performance during the period.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

Historically, the Fund has been invested primarily in large-cap banks and, to a lesser degree, in insurance, real estate, and asset managers. However, we have increased our exposure to electronic payment companies and other financial technology companies over the last few years. We believe that growth in the electronic payment industry will continue as the use of mobile payment methods spreads.

In general, we seek companies that we believe have high-quality management teams, less complex business models, and the prospect of sustainable earnings growth over time. We also try to identify companies that we expect will do better relative to peers in the current environment, which is characterized by low interest rates, competitive loan markets, evolving electronic payment platforms, growing attention to costs, and business model repositioning. We are less interested in focusing solely on traditional banks that appear to promise an increase in profitability when interest rates rise, loan demand increases, or product pricing becomes more favorable. We believe the timing of these macro industry dynamics is difficult to predict and believe greater opportunity in the short and medium terms exists elsewhere in financially related large-cap companies.

Investment Commentary:

We believe that the environment for large-cap financial companies is challenging, and we favor those companies with more diverse business models that are less dependent solely on interest rates. The macroeconomic environment in the United States is improving after a tumultuous 2020, but we believe that there are still many potential challenges in the months to come related to the COVID-19 pandemic, unemployment recovery, and potential asset quality issues. However, we are encouraged that banks have been building reserves aggressively and retaining historically high levels of capital in anticipation of potential loan charge-offs.

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The Fund remains overweight in fee-based electronic service providers and other financial technology companies. We believe these companies will continue to grow their revenues and earnings, driven in part by the global shift towards cashless forms of payment.
_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium-sized companies, which may have limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Apple, Inc.	5.73%
Square, Inc., Class A	5.68%
PayPal Holdings, Inc.	5.54%
Fiserv, Inc.	4.90%
Adyen NV – ADR	4.85%
Bank of America Corp.	4.83%
Moody’s Corp.	4.82%
The Goldman Sachs Group, Inc.	4.76%
Visa, Inc., Class A	4.74%
Capital One Financial Corp.	4.69%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS – 97.33%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.96%
Alphabet, Inc., Class A (a)	800	$1,292,888	2.96%

Financials – 49.13%
Bank of America Corp.	89,000	2,109,300	4.83%
Berkshire Hathaway, Inc., Class B (a)	4,000	807,600	1.85%
Capital One Financial Corp.	28,000	2,046,240	4.69%
Citigroup, Inc.	38,000	1,573,960	3.61%
Citizens Financial Group, Inc.	9,000	245,250	0.56%
JPMorgan Chase & Co.	17,000	1,666,680	3.82%
Moody’s Corp.	8,000	2,103,200	4.82%
MSCI, Inc.	1,000	349,840	0.80%
SelectQuote, Inc. (a)	105,000	1,808,100	4.14%
The Blackstone Group, Inc.	40,000	2,016,800	4.62%
The Charles Schwab Corp.	15,000	616,650	1.41%
The Goldman Sachs Group, Inc.	11,000	2,079,440	4.76%
The PNC Financial Services Group, Inc.	5,000	559,400	1.28%
Tradeweb Markets, Inc.	27,000	1,470,960	3.37%
Wells Fargo & Co.	93,000	1,994,850	4.57%
		21,448,270	49.13%

Information Technology – 45.24%
Adyen NV – ADR (a)(b)	63,000	2,116,170	4.85%
Apple, Inc.	23,000	2,503,780	5.73%
Fidelity National Information Services, Inc.	15,800	1,968,522	4.51%
Fiserv, Inc. (a)	22,400	2,138,528	4.90%
Global Payments, Inc.	12,900	2,034,846	4.66%
Mastercard, Inc., Class A	7,000	2,020,480	4.63%
PayPal Holdings, Inc. (a)	13,000	2,419,690	5.54%
Square, Inc., Class A (a)	16,000	2,478,080	5.68%
Visa, Inc., Class A	11,400	2,071,494	4.74%
		19,751,590	45.24%

Total Common Stocks
(Cost $34,763,181)		42,492,748	97.33%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 2.82%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.82%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	1,231,127	$1,231,127	2.82%

Total Short-Term Investments
(Cost $1,231,127)		1,231,127	2.82%

Total Investments
(Cost $35,994,308) – 100.15%		43,723,875	100.15%
Liabilities in Excess of Other Assets – (0.15)%		(64,167)	(0.15)%

TOTAL NET ASSETS – 100.00%		$43,659,708	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

The Fund invested in an affiliated security during the year ended October 31, 2020. Quasar Distributors, LLC, which serves as the Fund’s distributor, was a subsidiary of U.S. Bancorp Fund Services, LLC, through March 30, 2020. Details of transactions with this affiliated company for the period November 1, 2019 through March 30, 2020, are as follows:

Common Stocks
U.S. Bancorp
Beginning Cost – November 1, 2019	$489,030
Purchase Cost	—
Sales Cost	(489,030)
Ending Cost – March 30, 2020	$—
Dividend Income	$2,100
Net Change in Unrealized Appreciation/Depreciation	$(24,150)
Realized Gain/Loss	$31,875
Shares	—
Market Value – March 30, 2020	$—

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,292,888	$—	$—	$1,292,888
Financials	21,448,270	—	—	21,448,270
Information Technology	19,751,590	—	—	19,751,590
Total Common Stocks	$42,492,748	$—	$—	$42,492,748
Short-Term Investments
Money Market Funds	$1,231,127	$—	$—	$1,231,127
Total Short-Term Investments	$1,231,127	$—	$—	$1,231,127
Total Investments	$43,723,875	$—	$—	$43,723,875

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $35,994,308)	$43,723,875
Dividends and interest receivable	53,323
Receivable for fund shares sold	43,572
Receivable for securities sold	92,424
Prepaid expenses and other assets	15,966
Total assets	43,929,160

LIABILITIES:
Payable for securities purchased	162,857
Payable for fund shares redeemed	7,392
Payable to advisor	35,072
Payable to administrator	10,443
Payable to auditor	23,100
Accrued distribution fees	3,621
Accrued service fees	2,061
Accrued trustees fees	3,938
Accrued expenses and other payables	20,968
Total liabilities	269,452
NET ASSETS	$43,659,708

NET ASSETS CONSISTS OF:
Capital stock	$38,022,298
Total distributable earnings	5,637,410
Total net assets	$43,659,708

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$22,511,366
Shares issued and outstanding	1,008,179
Net asset value, offering price, and redemption price per share	$22.33

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$21,148,342
Shares issued and outstanding	942,454
Net asset value, offering price, and redemption price per share	$22.44

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$658,260
Dividend income from affiliated securities(1)	2,100
Interest income	7,334
Total investment income	667,694

EXPENSES:
Investment advisory fees (See Note 5)	391,691
Sub-transfer agent expenses – Investor Class (See Note 5)	44,475
Sub-transfer agent expenses – Institutional Class (See Note 5)	29,303
Administration, accounting, custody, and transfer agent fees (See Note 5)	57,584
Federal and state registration fees	36,871
Distribution fees – Investor Class (See Note 5)	34,914
Compliance expense (See Note 5)	27,710
Service fees – Investor Class (See Note 5)	23,276
Audit fees	23,102
Trustees’ fees and expenses	13,762
Reports to shareholders	8,013
Interest expense (See Note 7)	717
Legal fees	628
Other expenses	8,505
Total expenses	700,551
NET INVESTMENT LOSS	$(32,857)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$853,336
Affiliated investments(1)	31,875
Net change in unrealized appreciation/deprecation on investments:
Unaffiliated investments	(1,433,225)
Affiliated investments(1)	(24,150)
Net loss on investments	(572,164)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(605,021)

(1)	Investment in affiliated security for the period from November 1, 2019, through March 30, 2020.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment loss	$(32,857)	$(54,782)
Net realized gain (loss) on investments	885,211	(2,153,768)
Net change in unrealized
appreciation/depreciation on investments	(1,457,375)	3,586,065
Net increase (decrease) in net assets
resulting from operations	(605,021)	1,377,515

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(982,872)
Distributable earnings – Institutional Class	—	(250,041)
Total distributions	—	(1,232,913)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,673,827	2,668,470
Proceeds from shares subscribed – Institutional Class	11,305,560	19,568,396
Dividends reinvested – Investor Class	—	961,534
Dividends reinvested – Institutional Class	—	249,016
Cost of shares redeemed – Investor Class	(6,851,490)	(21,047,821)
Cost of shares redeemed – Institutional Class	(11,461,893)	(6,788,374)
Net decrease in net assets derived
from capital share transactions	(1,333,996)	(4,388,779)
TOTAL DECREASE IN NET ASSETS	(1,939,017)	(4,244,177)

NET ASSETS:
Beginning of year	45,598,725	49,842,902
End of year	$43,659,708	$45,598,725

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	276,712	122,976
Shares sold – Institutional Class	544,138	863,528
Shares issued to holders as reinvestment
of dividends – Investor Class	—	48,710
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	12,634
Shares redeemed – Investor Class	(312,507)	(1,040,638)
Shares redeemed – Institutional Class	(570,423)	(321,223)
Net decrease in shares outstanding	(62,080)	(314,013)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020		2019		2018	2017	2016

$22.63		$21.43		$22.02	$16.23	$18.36

(0.05	)(1)	(0.05	)(1)	(0.07)	(0.08)	0.07
(0.25)		1.84		0.48	5.97	(0.49)
(0.30)		1.79		0.41	5.89	(0.42)

—		—		—	(0.10)	(0.02)
—		(0.59)		(1.00)	—	(1.69)
—		(0.59)		(1.00)	(0.10)	(1.71)
$22.33		$22.63		$21.43	$22.02	$16.23

-1.33%		8.75%		1.82%	36.41%	-2.57%

$22.51		$23.63		$40.99	$26.33	$26.67
1.75%		1.82%		1.69%	1.81%	1.66%
(0.21)%		(0.23)%		(0.44)%	(0.41)%	0.16%
88%		83%		64%	76%	141%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$22.68	$21.39	$21.91	$16.26	$18.39

0.02 (1)	0.01 (1)	0.03	0.18	0.02
(0.26)	1.87	0.45	5.78	(0.36)
(0.24)	1.88	0.48	5.96	(0.34)

—	—	—	(0.31)	(0.09)
—	(0.59)	(1.00)	—	(1.70)
—	(0.59)	(1.00)	(0.31)	(1.79)
$22.44	$22.68	$21.39	$21.91	$16.26

-1.06%	9.16%	2.16%	36.92%	-2.14%

$21.15	$21.97	$8.85	$5.83	$0.35
1.45%	1.43%	1.34%	1.50%	1.24%
0.08%	0.05%	(0.07)%	(0.17)%	0.52%
88%	83%	64%	76%	141%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2020, no such reclassifications were required for fiscal year 2020.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date.

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The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $37,054,667 and $38,323,523, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain

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restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $21,710 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $2,375,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$37,074,652
Gross tax unrealized appreciation	$10,484,842
Gross tax unrealized depreciation	(3,835,619)
Net tax unrealized appreciation/(depreciation)	$6,649,223
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(1,011,813)
Total accumulated gain/(loss)	$5,637,410

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$914,702	Unlimited short-term

As of October 31, 2020, the Fund deferred, on a tax basis, a late-year ordinary loss of $97,112. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$—	$—
Long-term capital gain	—	1,232,913
Total distributions	$—	$1,232,913

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

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24

NOTES TO THE FINANCIAL STATEMENTS

10).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the UK Financial Conduct Authority, which regulates LIBOR, announced that it would no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021, meaning that LIBOR cannot continue on its current basis and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition away from LIBOR may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Additionally, any alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund’s investments.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,093.50	$9.21
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87

Institutional Class
Actual	$1,000.00	$1,095.20	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Investor Class shares or 1.50% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

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32

PROXY VOTING — PRIVACY POLICY

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

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•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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PRIVACY POLICY

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	-16.37%	1.22%	5.98%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	-16.05%	1.58%	6.32%
Russell 2000® Index Financials	-17.87%	3.71%	8.47%
Russell 2000® Index	-0.14%	7.27%	9.64%

Expense ratios: 1.59% (Investor Class); 1.24% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of the securities classified in the financials sector of the small-cap U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication.

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PERFORMANCE OVERVIEW

No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Small Cap Financial Fund returned -16.37%, outperforming the Russell 2000® Index Financials (the Fund’s primary benchmark), which returned -17.87%, but underperforming the Russell 2000® Index, which returned -0.14%, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted predominantly from favorable stock selection within small and regional banks. Top contributors in the Fund included PennyMac Financial Services, Inc., CIT Group, Inc., and Wintrust Financial Corporation. Conversely, the largest detractors from performance were certain small and medium sized banks, specifically Meridian Bancorp, Inc., First BanCorp., and Berkshire Hills Bancorp, Inc. In general, small-cap financials performed poorly in 2020 compared to the broader stock market.

The Fund continues to hold all the companies mentioned.

Portfolio Strategy:

Generally, the Fund tilts its investments more heavily toward regional banks, thrifts, and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models, strong balance sheets, and sustainable earnings growth opportunities. Moreover, we identify companies that we expect will do better than peers in challenging environments, which are characterized by low interest rates, slow loan growth, and potential for increased loan charge-offs. We are less interested in focusing solely on companies that appear to promise an increase in profitability when interest rates rise, loan demand increases, or product pricing becomes more favorable. We believe these industry dynamics are difficult to predict, and we prefer to focus on management teams that are working to remain competitive in the long term.

Investment Commentary:

We continue to believe that the outlook for small-cap financial companies is challenging, but that attractive long-term opportunities exist within the sector. In the past fiscal year, performance of small-cap financials has been disappointing. We attribute this to a challenging environment characterized by low interest rates, low loan demand, and potential for significant asset quality problems due to the COVID-19 pandemic. The macroeconomic environment in the United States is improving after a tumultuous 2020, but we believe that there are still many potential challenges in the months to come related to the COVID-19 pandemic, unemployment recovery, and potential asset quality issues. However, we are encouraged that banks have been building reserves aggressively and retaining historically high levels of capital in anticipation of potential loan charge-offs. Also, we believe that merger activity could increase in the coming years, which could be a positive contributor to Fund performance.

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_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
CIT Group, Inc.	5.84%
Texas Capital Bancshares, Inc.	5.49%
Synovus Financial Corp.	5.35%
Alliance Data Systems Corp.	5.11%
Hancock Whitney Corp.	4.88%
Berkshire Hills Bancorp, Inc.	4.77%
Wintrust Financial Corp.	4.73%
Pacific Premier Bancorp, Inc.	4.67%
Independent Bank Corp.	4.37%
First BanCorp.	4.21%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.98%	Number		% of
	of Shares	Value	Net Assets
Financials – 93.87%
Associated Banc-Corp.	90,000	$1,232,100	1.88%
Atlantic Union Bankshares Corp.	42,500	1,074,825	1.64%
Banc of California, Inc.	75,000	900,000	1.37%
BankUnited, Inc.	75,000	1,893,750	2.89%
Berkshire Hills Bancorp, Inc.	240,000	3,127,200	4.77%
Brookline Bancorp, Inc.	145,000	1,389,100	2.12%
Cadence BanCorp	215,000	2,412,300	3.68%
CIT Group, Inc.	130,000	3,828,500	5.84%
ConnectOne Bancorp, Inc.	100,000	1,543,000	2.35%
First BanCorp. (a)	425,000	2,758,250	4.21%
First Midwest Bancorp, Inc.	215,000	2,698,250	4.12%
Hancock Whitney Corp.	140,000	3,201,800	4.88%
HarborOne Bancorp, Inc.	130,000	1,222,000	1.86%
Hingham Institution for Savings	12,000	2,423,640	3.70%
HomeTrust Bancshares, Inc.	170,000	2,714,900	4.14%
Independent Bank Corp.	50,000	2,864,500	4.37%
Kearny Financial Corp. of Maryland	100,000	840,000	1.28%
Lakeland Bancorp, Inc.	185,000	2,059,050	3.14%
Meridian Bancorp, Inc.	210,000	2,614,500	3.99%
Nicolet Bankshares, Inc. (b)	10,000	617,000	0.94%
Pacific Premier Bancorp, Inc.	120,000	3,060,000	4.67%
PacWest Bancorp	100,000	1,924,000	2.93%
PennyMac Financial Services, Inc.	10,000	508,200	0.78%
Sterling Bancorp	135,000	1,806,300	2.75%
Synovus Financial Corp.	135,000	3,510,000	5.35%
Texas Capital Bancshares, Inc. (b)	80,000	3,600,000	5.49%
Umpqua Holdings Corp.	60,000	753,600	1.15%
Webster Financial Corp.	58,000	1,868,180	2.85%
Wintrust Financial Corp.	63,000	3,101,490	4.73%
		61,546,435	93.87%

Information Technology – 5.11%
Alliance Data Systems Corp.	65,000	3,350,100	5.11%

Total Common Stocks
(Cost $60,589,782)		64,896,535	98.98%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.11%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.11%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	729,305	$729,305	1.11%

Total Short-Term Investments
(Cost $729,305)		729,305	1.11%

Total Investments
(Cost $61,319,087) – 100.09%		65,625,840	100.09%
Liabilities in Excess of Other Assets – (0.09)%		(55,971)	(0.09)%

TOTAL NET ASSETS – 100.00%		$65,569,869	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$61,546,435	$—	$—	$61,546,435
Information Technology	3,350,100	—	—	3,350,100
Total Common Stocks	$64,896,535	$—	$—	$64,896,535
Short-Term Investments
Money Market Funds	$729,305	$—	$—	$729,305
Total Short-Term Investments	$729,305	$—	$—	$729,305
Total Investments	$65,625,840	$—	$—	$65,625,840

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $61,319,087)	$65,625,840
Dividends and interest receivable	25,597
Receivable for fund shares sold	44,896
Prepaid expenses and other assets	16,481
Total assets	65,712,814

LIABILITIES:
Payable for fund shares redeemed	17,479
Payable to advisor	47,269
Payable to administrator	13,498
Payable to auditor	23,100
Accrued distribution fees	9,005
Accrued service fees	4,394
Accrued trustees fees	3,937
Accrued expenses and other payables	24,263
Total liabilities	142,945
NET ASSETS	$65,569,869

NET ASSETS CONSISTS OF:
Capital stock	$69,873,551
Accumulated deficit	(4,303,682)
Total net assets	$65,569,869

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$54,955,154
Shares issued and outstanding	3,147,599
Net asset value, offering price, and redemption price per share	$17.46

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$10,614,715
Shares issued and outstanding	1,023,617
Net asset value, offering price, and redemption price per share	$10.37

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income(1)	$1,955,164
Interest income	28,387
Total investment income	1,983,551

EXPENSES:
Investment advisory fees (See Note 5)	686,363
Sub-transfer agent expenses – Investor Class (See Note 5)	121,732
Sub-transfer agent expenses – Institutional Class (See Note 5)	12,544
Administration, accounting, custody, and transfer agent fees (See Note 5)	94,730
Distribution fees – Investor Class (See Note 5)	94,501
Service fees – Investor Class (See Note 5)	63,000
Federal and state registration fees	40,518
Compliance expense (See Note 5)	27,717
Audit fees	23,104
Trustees’ fees and expenses	14,638
Reports to shareholders	13,983
Legal fees	1,232
Interest expense (See Note 7)	34
Other expenses	14,606
Total expenses	1,208,702
NET INVESTMENT INCOME	$774,849

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(8,317,125)
Net change in unrealized appreciation/depreciation on investments	(9,544,740)
Net loss on investments	(17,861,865)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,087,016)

(1)	Net of foreign taxes withheld of $9,675.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income	$774,849	$711,118
Net realized gain (loss) on investments	(8,317,125)	4,257,379
Net change in unrealized
appreciation/depreciation on investments	(9,544,740)	849,952
Net increase (decrease) in net assets
resulting from operations	(17,087,016)	5,818,449

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,014,018)	(7,622,114)
Distributable earnings – Institutional Class	(963,722)	(2,386,465)
Total distributions	(3,977,740)	(10,008,579)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,461,277	7,715,297
Proceeds from shares subscribed – Institutional Class	4,656,510	5,904,217
Dividends reinvested – Investor Class	2,952,871	7,476,720
Dividends reinvested – Institutional Class	935,074	2,340,222
Cost of shares redeemed – Investor Class	(21,427,965)	(45,169,956)
Cost of shares redeemed – Institutional Class	(12,043,139)	(21,638,108)
Net decrease in net assets derived
from capital share transactions	(23,465,372)	(43,371,608)
TOTAL DECREASE IN NET ASSETS	(44,530,128)	(47,561,738)

NET ASSETS:
Beginning of year	110,099,997	157,661,735
End of year	$65,569,869	$110,099,997

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	90,621	400,923
Shares sold – Institutional Class	483,086	477,781
Shares issued to holders as reinvestment
of dividends – Investor Class	136,924	373,487
Shares issued to holders as reinvestment
of dividends – Institutional Class	72,426	195,642
Shares redeemed – Investor Class	(1,216,466)	(2,193,955)
Shares redeemed – Institutional Class	(1,136,528)	(1,754,857)
Net decrease in shares outstanding	(1,569,937)	(2,500,979)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$21.60	$21.96	$26.02	$23.48	$23.81

0.16 (1)	0.10 (1)	0.03	(0.04)	0.10
(3.55)	0.93	(2.12)	5.83	1.20
(3.39)	1.03	(2.09)	5.79	1.30

(0.09)	(0.07)	0.00 (2)	(0.06)	(0.03)
(0.66)	(1.32)	(1.97)	(3.19)	(1.60)
(0.75)	(1.39)	(1.97)	(3.25)	(1.63)
$17.46	$21.60	$21.96	$26.02	$23.48

-16.37%	5.27%	-8.79%	25.03%	5.80%

$54.96	$89.36	$122.00	$174.01	$132.09
1.65%	1.58%	1.54%	1.52%	1.54%
0.96%	0.47%	0.11%	(0.06)%	0.38%
75%	46%	28%	46%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017	2016

$12.92	$13.28	$15.69	$14.23	$14.39

0.13 (1)	0.10 (1)	0.07	0.02	0.09
(2.10)	0.54	(1.27)	3.56	0.75
(1.97)	0.64	(1.20)	3.58	0.84

(0.19)	(0.18)	(0.02)	(0.17)	(0.04)
(0.39)	(0.82)	(1.19)	(1.95)	(0.96)
(0.58)	(1.00)	(1.21)	(2.12)	(1.00)
$10.37	$12.92	$13.28	$15.69	$14.23

-16.05%	5.57%	-8.42%	25.56%	6.22%

$10.61	$20.74	$35.66	$37.92	$21.27
1.29%	1.23%	1.15%	1.15%	1.17%
1.27%	0.84%	0.51%	0.30%	0.72%
75%	46%	28%	46%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2020, no such reclassifications were required for fiscal year 2020.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date.

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The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $55,224,165 and $72,305,800, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain

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restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,022 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $102,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$63,533,123
Gross tax unrealized appreciation	$11,645,918
Gross tax unrealized depreciation	(9,553,201)
Net tax unrealized appreciation/(depreciation)	$2,092,717
Undistributed ordinary income	$242,896
Undistributed long-term capital gains	—
Total distributable earnings	$242,896
Other accumulated gain/(loss)	$(6,639,295)
Total accumulated gain/(loss)	$(4,303,682)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had capital loss carryforwards as follows:

$2,735,116	Unlimited long-term
3,904,179	Unlimited short-term

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$698,496	$848,924
Long-term capital gain	3,279,244	9,159,655
Total distributions	$3,977,740	$10,008,579

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting

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NOTES TO THE FINANCIAL STATEMENTS

supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  LIBOR TRANSITION

The Fund invests in securities of financial institutions that may be involved in financings based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the UK Financial Conduct Authority, which regulates LIBOR, announced that it would no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021, meaning that LIBOR cannot continue on its current basis and will not be guaranteed after 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking, and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The transition away from LIBOR may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Additionally, any alternative reference rate may be an ineffective substitute, resulting in prolonged adverse market conditions for the Fund’s investments.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,148.70	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.47

Institutional Class
Actual	$1,000.00	$1,150.90	$7.35
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.90

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Investor Class shares or 1.36% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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34

PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2020

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Liquidity Risk Management Program	33
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2020

Dear Hennessy Funds Shareholder:

As a new year and new decade dawned in January, no one could have imagined that the world would quickly plunge into one of the worst health crises in history. Throughout this pandemic, our thoughts have remained with those most deeply affected by COVID-19, and we thank our frontline healthcare and essential workers. At Hennessy Funds, we adapted quickly to the impact of COVID-19 to maintain business continuity. We focused on our employees and on you, the shareholders of the Hennessy Funds, and I am pleased that we have been able to navigate successfully during this unprecedented time.

The year was defined by a global pandemic and the ensuing economic shutdowns and by a highly charged presidential election that caused tremendous volatility. Yet the stock market has continued to show its resiliency and strength, as the major indices hit new all-time highs in November and again in December. For the 12 months ended October 31, 2020, U.S. equities posted positive performance, with the S&P 500® Index returning 9.71% and the Dow Jones Industrial Average returning 0.34% for the period. There were extreme differences in how various sectors performed during the period. For instance, the technology-focused NASDAQ Composite Index performed strongly, returning 32.84%, whereas the Energy sector (as represented by the S&P 500® Energy Sector Index) struggled with a loss of -46.43%. The Financials sector also performed relatively poorly during the period, with the Russell 1000® Index Financials losing -8.04% and the Russell 2000® Index Financials losing -17.87%. In addition, large cap stocks significantly outperformed small caps, and growth stocks reigned over value stocks during the period.  Moreover, approximately half of the NASDAQ’s return for the period was comprised of just three behemoth technology stocks – Apple, Microsoft, and Amazon.  Therefore, while the overall U.S. equities market improved, mutual fund returns varied drastically due to the disparate performance of specific sectors, differently sized companies, and different types of companies.

Optimism about the approval and distribution of effective COVID-19 vaccines appears to be buoying investor confidence. Low interest rates, and the expectation that they will remain low for the foreseeable future, have also provided a tailwind to equity prices. In my opinion, stocks are trading at reasonable valuations given this low interest rate environment, with the Dow Jones Industrial Average trading at 20.1x estimated earnings for 2021 and the S&P 500® Index trading at 21.6x estimated earnings for 2021. The U.S. economy looks to be on the road to recovery and is experiencing moderate inflation, and our banking industry appears healthy. The unemployment rate is dropping, albeit slowly, and I expect it to continue to improve once businesses reopen. There are high levels of cash on corporate balance sheets, which could support rising dividends and stock buybacks.

I believe our corporate business leaders will continue to adapt and find ways to drive growth and value for their shareholders, but I also feel that the uncertainty created by the continued health crisis and the stalemate over fiscal relief will lead to additional bouts of market volatility. I remain confident, however, that the markets can and will thrive in the long run.

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be strong opportunities throughout many segments of the market, and we are focused on managing our high-conviction portfolios for the long-term

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2

LETTER TO SHAREHOLDERS

benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please reach out and call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The S&P 500® Energy Sector Index is comprised of companies included in the S&P 500® Index that are classified in the Energy sector. The Russell 1000® Index Financials and Russell 2000® Index Financials are subsets of the Russell 1000® Index and Russell 2000® Index, respectively, that measure the performance of securities classified in the Financials sector of the large-cap and small-cap U.S. equity market, respectively. One cannot invest directly in an index. All returns are shown on a total return basis.

Forward price to earnings (PE) is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months. PEs noted are sourced from Bloomberg as of December 9, 2020.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	11.42%	11.59%	9.22%
Hennessy Technology Fund –
Institutional Class (HTCIX)	11.67%	11.90%	9.53%
NASDAQ Composite Index	32.84%	17.93%	17.21%
S&P 500® Index	9.71%	11.71%	13.01%

Expense ratios:	Gross 3.85%, Net 1.24%(1) (Investor Class);
Gross 3.48%, Net 0.99%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2021.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Technology Fund.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The NASDAQ Stock Market. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the 12-month period ended October 31, 2020, the Investor Class of the Hennessy Technology Fund returned 11.42%, underperforming the NASDAQ Composite Index (the Fund’s primary benchmark), which returned 32.84%, but outperforming the S&P 500® Index, which returned 9.71%, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted predominantly from our stock selection within the Information Technology sector. Among the holdings that detracted the most from Fund performance were Celestica, Inc., a designer and manufacturer of electronic components, GreenSky, Inc. (Class A), a payment processing company, and Hewlett Packard Enterprise Company, a provider of enterprise software, services, and equipment. Among the holdings that contributed the most to Fund performance were Digital Turbine, Inc., a mobile services platform, SolarEdge Technologies, Inc., a provider of solar power optimization and monitoring, and ServiceNow, Inc., a provider of enterprise management software.

Of the companies mentioned, the Fund continues to hold Hewlett Packard Enterprise Company, Digital Turbine, Inc., and ServiceNow, Inc.

Portfolio Strategy:

The Fund utilizes a formula-based investment strategy designed to identify technology-related stocks that exhibit strong cash flows and profits, the ability to sustain profitability, have historically delivered returns in excess of their cost of capital, have attractive balance sheet risk profiles, and trade at attractive relative valuations.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. In our view, despite a sharp contraction in economic activity as a result of the COVID-19 pandemic, the U.S. economy is in the early stages of growing once again. The Federal Reserve’s low interest rate policy, which is expected to last through 2021, together with the anticipated release of a COVID-19 vaccine in the first half of 2021, may give rise to increased employment, wage gains, and economic growth. While corporate earnings declined over the 12-month period, they are expected to rise meaningfully over the next 12 months as economies around the world recover from the COVID-19 pandemic.

We believe the outlook for technology-related stocks is also positive. Earnings growth for technology companies, as measured by the NASDAQ Composite Index, has been outpacing earnings growth for the market as a whole by a significant margin. While Information Technology stocks continue to trade at a premium to the broader market on a price-to-earnings basis, they are expected to grow earnings at a rate meaningfully higher than the broader market. Given investors’ continued preference for growth-oriented companies, we feel that many technology stocks may still represent value in the context of the broader stock market.
_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments are focused in the Technology sector as well as the following sub-industries: Internet & Direct Marketing Retail, Interactive Home Entertainment, and Interactive Media Services. Sector funds may be subject to a higher degree of market risk. Investments in foreign securities

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5

may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price to earnings is calculated by dividing a company’s market price per share by its earnings per share. Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2020

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Vipshop Holdings Ltd. – ADR	2.38%
Automatic Data Processing, Inc	1.89%
Paycom Software, Inc.	1.79%
eGain Corp.	1.78%
Methode Electronics, Inc.	1.77%
Paychex, Inc.	1.75%
Teradyne, Inc.	1.75%
Revolve Group, Inc.	1.74%
ServiceNow, Inc.	1.74%
Ubiquiti Networks, Inc.	1.74%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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7

COMMON STOCKS – 96.28%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.72%
SciPlay Corp. (a)	5,623	$75,067	1.31%
ZoomInfo Technologies, Inc. (a)	2,134	81,071	1.41%
		156,138	2.72%

Consumer Discretionary – 10.37%
Amazon.com, Inc. (a)	31	94,121	1.64%
Booking Holdings, Inc. (a)	56	90,860	1.59%
Etsy, Inc. (a)	709	86,207	1.50%
Qurate Retail Group, Inc.	12,853	87,015	1.52%
Revolve Group, Inc. (a)	5,500	99,440	1.74%
Vipshop Holdings Ltd. – ADR (a)(b)	6,359	136,082	2.38%
		593,725	10.37%

Information Technology – 83.19%
Accenture PLC, Class A (b)	434	94,139	1.64%
Adobe Systems, Inc. (a)	197	88,079	1.54%
Apple, Inc.	837	91,116	1.59%
Applied Materials, Inc.	1,579	93,524	1.63%
Aspen Technology, Inc. (a)	729	80,051	1.40%
Atlassian Corp. PLC (a)(b)	502	96,193	1.68%
Autodesk, Inc. (a)	418	98,456	1.72%
Automatic Data Processing, Inc.	687	108,519	1.89%
Booz Allen Hamilton Holding Corp., Class A	1,181	92,708	1.62%
Cadence Design Systems, Inc. (a)	897	98,105	1.71%
Cardtronics PLC (a)(b)	4,592	81,784	1.43%
CDW Corp.	793	97,222	1.70%
Celestica, Inc. (a)(b)	13,369	78,476	1.37%
Citrix Systems, Inc.	704	79,742	1.39%
Digital Turbine, Inc. (a)	2,670	76,522	1.34%
DXC Technology Co.	5,133	94,550	1.65%
eGain Corp. (a)	6,431	101,931	1.78%
Enphase Energy, Inc. (a)	1,002	98,286	1.72%
Fair Isaac Corp. (a)	220	86,119	1.50%
Fortinet, Inc. (a)	771	85,095	1.49%
Hewlett Packard Enterprise Co.	9,783	84,525	1.48%
Intel Corp.	1,828	80,944	1.41%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Intuit, Inc.	290	$91,257	1.59%
KLA-Tencor Corp.	474	93,463	1.63%
Lam Research Corp.	272	93,046	1.62%
Mastercard, Inc., Class A	270	77,933	1.36%
Maxim Integrated Products, Inc.	1,354	94,306	1.65%
Methode Electronics, Inc.	3,300	101,541	1.77%
Microsoft Corp.	442	89,492	1.56%
NCR Corp. (a)	4,167	84,673	1.48%
NeoPhotonics Corp. (a)	14,341	97,662	1.71%
NetApp, Inc.	2,207	96,865	1.69%
Oracle Corp.	1,608	90,225	1.58%
Paychex, Inc.	1,220	100,345	1.75%
Paycom Software, Inc. (a)	282	102,673	1.79%
Qualcomm, Inc.	792	97,701	1.71%
Sanmina Corp. (a)	3,565	87,129	1.52%
ScanSource, Inc. (a)	4,605	92,561	1.62%
Seagate Technology PLC (b)	1,952	93,345	1.63%
ServiceNow, Inc. (a)	200	99,514	1.74%
ShotSpotter, Inc. (a)	3,209	94,056	1.64%
SINA Corp. (a)(b)	2,311	99,026	1.73%
Super Micro Computer, Inc. (a)	3,565	80,997	1.41%
Take-Two Interactive Software, Inc. (a)	563	87,220	1.52%
Teradata Corp. (a)	4,216	77,448	1.35%
Teradyne, Inc.	1,141	100,237	1.75%
Texas Instruments, Inc.	656	94,851	1.66%
Ubiquiti Networks, Inc.	536	99,487	1.74%
Visa, Inc., Class A	472	85,767	1.50%
Vishay Intertechnology, Inc.	5,894	95,601	1.67%
Xerox Holdings Corp.	4,993	86,778	1.52%
Zoom Video Communications, Inc. (a)	201	92,643	1.62%
		4,763,928	83.19%
Total Common Stocks
(Cost $4,821,060)		5,513,791	96.28%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 4.01%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.01%
First American Government Obligations Fund,
Institutional Class, 0.05% (c)	229,470	$229,470	4.01%

Total Short-Term Investments
(Cost $229,470)		229,470	4.01%

Total Investments
(Cost $5,050,530) – 100.29%		5,743,261	100.29%
Liabilities in Excess of Other Assets – (0.29)%		(16,794)	(0.29)%

TOTAL NET ASSETS – 100.00%		$5,726,467	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2020.

Summary of Fair Value Exposure as of October 31, 2020

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2020 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$156,138	$—	$—	$156,138
Consumer Discretionary	593,725	—	—	593,725
Information Technology	4,763,928	—	—	4,763,928
Total Common Stocks	$5,513,791	$—	$—	$5,513,791
Short-Term Investments
Money Market Funds	$229,470	$—	$—	$229,470
Total Short-Term Investments	$229,470	$—	$—	$229,470
Total Investments	$5,743,261	$—	$—	$5,743,261

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2020

ASSETS:
Investments in securities, at value (cost $5,050,530)	$5,743,261
Dividends and interest receivable	2,402
Receivable for fund shares sold	939
Prepaid expenses and other assets	12,967
Due from advisor	1,239
Total assets	5,760,808

LIABILITIES:
Payable to auditor	23,100
Accrued distribution fees	957
Accrued service fees	380
Accrued trustees fees	3,937
Accrued expenses and other payables	5,967
Total liabilities	34,341
NET ASSETS	$5,726,467

NET ASSETS CONSISTS OF:
Capital stock	$4,425,790
Total distributable earnings	1,300,677
Total net assets	$5,726,467

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,256,625
Shares issued and outstanding	207,626
Net asset value, offering price, and redemption price per share	$20.50

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,469,842
Shares issued and outstanding	69,725
Net asset value, offering price, and redemption price per share	$21.08

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2020

INVESTMENT INCOME:
Dividend income	$71,681
Interest income	1,061
Total investment income	72,742

EXPENSES:
Investment advisory fees (See Note 5)	40,325
Federal and state registration fees	33,404
Compliance expense (See Note 5)	27,703
Audit fees	23,104
Administration, accounting, custody, and transfer agent fees (See Note 5)	17,118
Trustees’ fees and expenses	13,167
Sub-transfer agent expenses – Investor Class (See Note 5)	6,619
Sub-transfer agent expenses – Institutional Class (See Note 5)	672
Reports to shareholders	6,223
Distribution fees – Investor Class (See Note 5)	6,116
Service fees – Investor Class (See Note 5)	4,077
Legal fees	76
Interest expense (See Note 7)	9
Other expenses	4,149
Total expenses before waivers and reimbursements	182,762
Service provider expense waiver (See Note 5)	(4,622)
Expense reimbursement by advisor – Investor Class (See Note 5)	(86,892)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(27,643)
Net expenses	63,605
NET INVESTMENT INCOME	$9,137

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$677,479
Net change in unrealized appreciation/depreciation on investments	(84,382)
Net gain on investments	593,097
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$602,234

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
OPERATIONS:
Net investment income (loss)	$9,137	$(5,958)
Net realized gain on investments	677,479	156,775
Net change in unrealized
appreciation/depreciation on investments	(84,382)	729,890
Net increase in net assets resulting from operations	602,234	880,707

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(108,418)	(408,753)
Distributable earnings – Institutional Class	(37,553)	(138,693)
Total distributions	(145,971)	(547,446)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	731,750	371,583
Proceeds from shares subscribed – Institutional Class	67,473	149,605
Dividends reinvested – Investor Class	106,748	401,355
Dividends reinvested – Institutional Class	37,105	137,038
Cost of shares redeemed – Investor Class	(811,778)	(435,464)
Cost of shares redeemed – Institutional Class	(92,300)	(124,774)
Net increase in net assets derived
from capital share transactions	38,998	499,343
TOTAL INCREASE IN NET ASSETS	495,261	832,604

NET ASSETS:
Beginning of year	5,231,206	4,398,602
End of year	$5,726,467	$5,231,206

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	39,530	21,608
Shares sold – Institutional Class	3,356	8,241
Shares issued to holders as reinvestment
of dividends – Investor Class	5,574	26,633
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,887	8,882
Shares redeemed – Investor Class	(43,369)	(25,732)
Shares redeemed – Institutional Class	(4,535)	(7,113)
Net increase in shares outstanding	2,443	32,519

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2020	2019		2018	2017		2016

$18.90	$18.04		$18.46	$15.82		$15.36

0.02 (1)	(0.03	)(1)	(0.05)	(0.23)		(0.68)
2.10	3.15		1.26	2.87		1.14
2.12	3.12		1.21	2.64		0.46

(0.52)	(2.26)		(1.63)	—		—
(0.52)	(2.26)		(1.63)	—		—
$20.50	$18.90		$18.04	$18.46		$15.82

11.42%	20.47%		7.25%	16.69%		2.99%

$4.26	$3.89		$3.31	$3.20		$2.91

3.45%	3.84%		3.70%	4.16%		3.61%
1.23%	1.23%		1.23%	2.15	%(2)	3.61%

(2.12)%	(2.80)%		(2.83)%	(3.16)%		(2.92)%
0.10%	(0.19)%		(0.36)%	(1.15	)%(2)	(2.92)%
192%	185%		225%	267%		80%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2020	2019	2018	2017		2016

$19.40	$18.47	$18.85	$16.11		$15.58

0.07 (1)	0.01 (1)	0.01	(0.12)		(0.43)
2.15	3.23	1.28	2.86		0.96
2.22	3.24	1.29	2.74		0.53

(0.01)	—	—	—		—
(0.53)	(2.31)	(1.67)	—		—
(0.54)	(2.31)	(1.67)	—		—
$21.08	$19.40	$18.47	$18.85		$16.11

11.67%	20.77%	7.54%	17.01%		3.40%

$1.47	$1.34	$1.09	$1.22		$0.90

3.08%	3.47%	3.27%	3.74%		3.28%
0.98%	0.98%	0.98%	1.77	%(2)	3.28%

(1.74)%	(2.43)%	(2.41)%	(2.74)%		(2.59)%
0.36%	0.06%	(0.12)%	(0.77	)%(2)	(2.59)%
192%	185%	225%	267%		80%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2020

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2020 are as follows:

Total
Distributable
Earnings	Capital Stock
$(50,214)	$50,214

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield to maturity method, or where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value

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measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures beginning with its fiscal year 2019.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2020, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2020 were $10,126,456 and $10,279,513, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2020.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2020, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2021.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2020, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2021	2022	2023	Total
Investor Class	$83,351	$92,255	$86,892	$262,498
Institutional Class	$26,820	$29,447	$27,643	$83,910

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor did not recoup expenses from the Fund during fiscal year 2020.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2020 are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar was an affiliate of Fund Services and U.S. Bank N.A. through March 30, 2020. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from Fund Services. As a result of the acquisition, Quasar became a wholly owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services or U.S. Bank N.A. The Board approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2020 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2020, the Fund had an outstanding average daily balance and a weighted average interest rate of $260 and 3.25%, respectively. The interest expensed by the Fund during fiscal year 2020 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2020 was $15,000. As of October 31, 2020, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$5,113,211
Gross tax unrealized appreciation	$1,023,207
Gross tax unrealized depreciation	(393,145)
Net tax unrealized appreciation/(depreciation)	$630,062
Undistributed ordinary income	$239,745
Undistributed long-term capital gains	430,870
Total distributable earnings	$670,615
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,300,677

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2020, the Fund had no tax basis capital losses to offset future capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2020, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2019, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2020 and 2019, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2020	October 31, 2019
Ordinary income(1)	$61,675	$381,139
Long-term capital gain	84,296	166,307
Total distributions	$145,971	$547,446

(1) Ordinary income includes short-term capital gains.

9).  COVID-19 PANDEMIC

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay-at-home orders, travel prohibitions, and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the Fund’s performance and its ability to achieve its investment objective.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2020, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 8, 2020, capital gains were declared and paid to shareholders of record on December 7, 2020, as follows:

	Long-term	Short-term
Investor Class	$1.55971	$0.80473
Institutional Class	$1.60417	$0.82768

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Technology Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust. From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the officers of the Trust is set forth below. The Trustees and officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 1-800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
84
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
73		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
75		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
39		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
56		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
46		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full-
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(1)

Neil J. Hennessy	January 1996 as	Mr. Hennessy has been employed	Hennessy
64	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
54		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
64		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
48		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz(2)	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
43		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
62		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology Fund from
its inception until February 2017. Mr. Ellison served as Director,
CIO, and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan Kelley(4)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
48		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of these
same funds from March 2013 through September 2014 and as
a Portfolio Analyst for the Hennessy Funds from October 2012 through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He served as Co-Portfolio Manager of the Hennessy
Technology Fund from February 2017 until May 2018. Mr. Kelley served as Portfolio Manager of FBR Fund Advisers, Inc. from
January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc. since
55		October 2003.
Senior Vice President
and Head of Marketing

L. Joshua Wein(4)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
47		2018. He has served as Co-Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone
Co-Portfolio Manager		Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth
Fund, the Hennessy Cornerstone Value Fund, Hennessy Total
Return Fund, the Hennessy Balanced Fund, the Hennessy Gas
Utility Fund, and the Hennessy Technology Fund since February
2019. He served as a Senior Analyst of these same funds from
September 2018 through February 2019. Mr. Wein served as
Director of Alternative Investments and Co-Portfolio Manager
at Sterling Capital Management from 2008 to 2018.
_______________

(1)	Mr. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust.
(2)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2020

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020, through October 31, 2020.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line below the “Investor Class” or “Institutional Class” heading under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2020 –
	May 1, 2020	October 31, 2020	October 31, 2020
Investor Class
Actual	$1,000.00	$1,174.80	$6.72
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24

Institutional Class
Actual	$1,000.00	$1,176.30	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/366 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2020 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 98.92%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Fund offers shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com/account. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124.

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32

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 3, 2020. The report covered the period from June 1, 2019, through May 31, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.
The Program Administrator did not make any material changes to the Liquidity Program during the review period and was not recommending any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Fund.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the

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PRIVACY POLICY

information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountant to the Hennessy Funds, Tait, Weller & Baker LLP, to perform audit services, audit-related services, tax services, and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit‑related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and review of federal and state tax returns. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and other fees by the principal accountant to the Hennessy Funds.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$320,900	$312,650
Audit-Related Fees	-	-
Tax Fees	$66,600	$66,600
All Other Fees	-	-

The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant. Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax, and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant. The audit committee either specifically pre-approves the services or pre-approves a type of a service. No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement. The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period. Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

In assessing the independence of the registrant’s principal accountant, the registrant’s board of trustees noted that the principal accountant has not provided any audit or non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:  January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President

Date: January 8, 2021

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer

Date: January 8, 2021